UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☑	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
CSX CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2026

ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

1902
1902
CSX

CSX

4714
CSX

Our Guiding Principles

Operate Safely	Improve Customer Service	Drive Continuous Improvement	Optimize Asset Utilization	Value and Develop Employees	Build a Culture of Integrity

Our Vision

To be the best-run railroad in North America

Our Purpose

To capitalize on the efficiency of rail transportation to serve North America

Our Business

CSX provides comprehensive freight transportation solutions with an unyielding focus on safety, reliability, and efficiency. Our extensive network reaches nearly two-thirds of the U.S. population, serving large metropolitan areas in 26 states east of the Mississippi River and the District of Columbia, as well as the Canadian provinces of Ontario and Quebec. CSX also links more than 240 short-line and regional railroads and more than 70 ocean, river, and lake ports with major population centers and farming towns alike.

Approximately **20,000** route-mile network	Approximately **23,000** employees	**198** years in operation	**6.3 million** units of total volume for 2025	**$14.1 billion** of revenue generated in 2025

Dear Valued Shareholders,
CSX has entered 2026 with clear operational momentum, built over several quarters of disciplined execution and reinforced by the completion of major infrastructure investments across our network. In 2025, we made meaningful progress on key priorities—operating safely, serving our customers reliably, and strengthening the long-term resiliency and capacity of our network—that will support improved financial performance for the Company.
A hallmark of the year was the on-schedule completion of two transformative infrastructure projects that expand and improve the capabilities of our network. The rebuilding of the Blue Ridge Subdivision in North Carolina and Tennessee restored and modernized a critical corridor, improving reliability and resilience in a key region for merchandise and intermodal traffic. In Baltimore, we completed the Howard Street Tunnel project, a milestone that expands vertical clearance and positions CSX to launch efficient double-stack intermodal service through the city. With full double-stack capability anticipated in the Spring of 2026, this investment creates opportunities for new intermodal service offerings into the Northeast that we expect to be an important driver of future growth.
We also marked a significant achievement with the completion of the CREATE 75th Street Flyover in Chicago. By separating freight and passenger rail traffic at one of the nation’s most congested rail junctions, this project improves fluidity through the Chicago gateway and enhances network velocity. For customers, these projects translate into more consistent transit times, greater capacity, and a more competitive, environmentally-efficient rail option.
Intermodal continued to be the primary driver of CSX volume growth in 2025. International intermodal led the way, supported by strong port connectivity, while domestic picked up strongly over the second half of the year as we initiated new routes and service offerings. New commercial agreements played a central role in this progress. We launched the Southeast Mexico Express with CPKC, creating a seamless solution linking U.S. Southeast markets with Mexico. With BNSF, we developed faster services connecting the Los Angeles Basin to Atlanta, Charlotte, and other areas in the East, providing customers with a compelling long-haul solution. Working with CN, we strengthened service connecting Canada to Nashville, opening new end-to-end supply chain options across North America.
Our merchandise business was affected by mixed demand trends over the course of the year. While steady infrastructure activity helped lift performance in Minerals, other key segments such as Chemicals and Automotive continued to face pressure from broader market dynamics. More broadly, a soft industrial economy, shifting trade policies, weak global commodity prices, elevated interest rates, weak housing starts, and a persistently soft trucking market added complexity to planning and execution throughout the year.
Against this backdrop, our strategy remains grounded in what we can control: operational excellence, cost discipline, and prudent use of capital. Our railroad continues to operate at a high level, delivering consistency and reliability for our customers. We have adjusted our cost structure, and our leadership team is aligned in driving stronger productivity and fiscal responsibility across the railroad. In 2025, we distributed nearly $2.4 billion to our investors through dividends and buybacks. This year, we will continue to return capital to our shareholders after investing in our network to improve efficiency, increase capacity, and support safer, more predictable operations—benefits that directly affect our customers and, ultimately, our shareholders.
As the industry continues to evolve, our aim is to firmly establish CSX as the best performing railroad in North America with a focus on creating long-term value. We will work to ensure that the Company stays well-positioned to compete in the marketplace, deliver best-in-class operational and financial metrics, and reward our shareholders. We are building a strong foundation for success for 2026 and beyond.
We look forward to further discussing our progress at the Company’s 2026 Annual Meeting on May 12th at 10:00 a.m. EDT. To join, visit www.virtualshareholdermeeting.com/CSX2026 and enter the 16-digit control number from your proxy card or voting instruction form. We encourage shareholders to review the 2025 CSX Annual Report, which includes audited financial statements and insights into our business. Proxy materials are available electronically, reflecting our commitment to transparency and environmental sustainability.
Thank you for your continued confidence in CSX. We remain focused on delivering the right results the right way, creating long-term value for our customers, our communities, and our shareholders.
Sincerely,

STEPHEN F. ANGEL President and Chief Executive Officer March 30, 2026

2026 Proxy Statement	2

Items of Business

1	To elect the 12 director nominees named in the Proxy Statement to the Company’s Board of Directors	FOR SEE PAGE 14

2	To ratify the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2026	FOR SEE PAGE 55

3	To vote on an advisory (non-binding) resolution to approve the compensation for the Company’s named executive officers	FOR SEE PAGE 59
The persons named as proxies will use their discretion to vote on other matters that may properly come before the Annual Meeting.
To Our Shareholders
The above matters are described in the Proxy Statement. You are urged, after reading the Proxy Statement, to vote your shares by proxy using one of the following methods: (i) vote via the Internet or by telephone; or (ii) complete, sign, date, and return your proxy card if you are a shareholder of record or voting instruction form if you hold your shares through a broker, bank, or other nominee in the postage-paid envelope provided if you requested printed proxy materials. This proxy is being solicited on behalf of the Company’s Board of Directors.
The Notice Regarding the Availability of Proxy Materials (the “Notice”), the Proxy Statement, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) are being mailed or made available to shareholders on or about March 30, 2026.
By Order of the Board of Directors,
MICHAEL S. BURNS
Senior Vice President – Chief Legal Officer and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 12, 2026
The Company’s Notice for the Annual Meeting, Proxy Statement, and 2025 Annual Report are available, free of charge, at www.proxyvote.com.

LOGISTICS The Annual Meeting of Shareholders (the “Annual Meeting”) of CSX Corporation (together with its subsidiaries, “CSX” or the “Company”) will be held:

DATE AND TIME Tuesday, May 12, 2026, at 10:00 a.m. EDT

HOW TO ATTEND THE ANNUAL MEETING
If you plan to participate in the Annual Meeting, please see the instructions in the Questions and Answers section of the Proxy Statement. Shareholders will be able to listen, vote electronically, and submit questions during the Annual Meeting online. There will be no physical location for shareholders to attend. Shareholders may only participate online at www.virtualshareholdermeeting. com/CSX2026.

RECORD DATE Only shareholders of record at the close of business on March 13, 2026, which is the record date for the Annual Meeting, are entitled to vote.

ADVANCE VOTING

ONLINE www.proxyvote.com

BY PHONE 1-800-690-6903

BY MAIL Mark, sign, date, and promptly mail the enclosed proxy card or voting instruction form in the postage-paid envelope

3	2026 Proxy Statement

Where to Find

Director Nominee Biographies	22

Director Commitments Policy	20

Board Leadership	35

Board Key Skills and Experiences	17

Board Composition, Refreshment, and Diversity	16

Director Independence	19

Director Attendance	40

Board Risk Oversight	41

Shareholder Engagement Efforts	47

Corporate Governance Best Practices	49

Board Performance Evaluation	50

Related Person Transactions	52

2025 Directors’ Compensation Table	54

Director Stock Ownership Guidelines	54

Auditor Fees	56

Key Business Highlights for 2025	6

Executive Compensation Best Practices	65

2025 Comparator Group	66

Elements of the 2025 Executive Compensation Program	69

2025 Compensation Decisions	72

Clawback Policy	86

Executive Stock Ownership Guidelines	90

2025 Summary Compensation Table	91

2026 Proxy Statement	4

CSX remains steadfast in our goal of driving value by delivering leading operational and financial performance. Though 2025 was a challenging year for the Company and our industry overall—with subdued demand and limited growth opportunities persisting across many of our key markets—we stabilized our service while expanding and improving the capabilities of our network. We achieved modest total volume growth, took important measures to adjust our cost structure, and continued to invest in our core assets and pipeline of strategic opportunities.
Our Strategy
Our aim is to firmly establish CSX as the best performing railroad in North America—operating safely, serving our customers reliably, and maximizing value for our shareholders. Our strategy remains grounded in operational excellence and driving productivity, controlling cost, and exercising capital discipline.
Our Key Accomplishments
We are dedicated to enhancing our performance through 2026 by building on our key accomplishments from last year:
▶We have renewed our leadership team, placing the best people into the best positions to drive value, with a unified commitment to fiscal responsibility and disciplined execution across the Company;
▶We have stabilized service on our network at high levels, providing consistency and reliability for our customers, while realizing clear productivity gains and improved safety execution through greater rigor and communication; and
▶We have capitalized on the strength of our service and expanded network reach to win business. We will preserve our operational momentum to be ready and able to respond when demand increases.

PORTLAND
SYRACUSE
SELKIRK
BUFFALO
DETROIT
CHICAGO
TOLEDO
CLEVELAND
WILLARD
PITTSBURGH
COLUMBUS
CUMBERLAND
BALTIMORE
AVON
CINCINNATI
RUSSELL
E ST LOUIS
LOUISVILLE
RICHMOND
ROCKY MOUNT
NASHVILLE
HAMLET
MEMPHIS
FLORENCE
ATLANTA
BIRMINGHAM
CHARLESTON
MONTGOMERY
SAVANNAH
WAYCROSS
MOBILE
JACKSONVILLE
NEW ORLEANS
TAMPA
Major Terminal
CSX Rail Service
Operating Agreement

Our Shareholders	Our Employees

▶Cash flow generation supported approximately $2.4 billion in shareholder returns, including nearly $1.4 billion in share repurchases and around $970 million of dividends	▶Paid out approximately $3.3 billion in labor and fringe benefits

Our Customers	Our Communities

▶Shipped over 6.3 million units, helping our customers avoid over 10 million tons of carbon dioxide emissions by shipping with CSX versus truck, with strong year-end fluidity and customer service performance

▶Contributed approximately $18 million and over 24,500 employee volunteer hours to our communities and reached over 5,600 individuals in areas across our rail network with our robust first responder and law enforcement training program

5	2026 Proxy Statement

Driving Value - CSX Highlights | Key Business Highlights for 2025
Key Business Highlights for 2025
Despite facing subdued demand and limited growth opportunities across many of our key markets, CSX ended 2025 with clear operational momentum—built over several quarters of disciplined execution—and delivered modest total volume growth. However, our reported operating income, operating margin, and earnings per share were all lower year over year. As described in our 2025 Annual Report, these results included approximately $80 million in expenses related to restructuring and severance, as the Company has taken important measures to adjust our cost structure and position the railroad to succeed. As we progress through 2026, we will continue to take thoughtful actions to enhance our performance and deliver greater profitability and cash flow.
Safety and Operational Highlights
Operating safely continues to be one of our key values. CSX achieved meaningful full year declines in both FRA Personal Injury and Train Accident Rates. We also accomplished strong year-end fluidity and customer service performance, with Velocity, Cars Online, Dwell, and Trip Plan Compliance all showing substantial improvement from the first to fourth quarter. These are encouraging trends, as running a cost-effective, efficient network while safely delivering consistent, reliable service is essential to our success.
Financial Highlights
▶CSX generated $14.1 billion of revenue in 2025, representing a 3% decline from the prior year.
▶The Company also generated operating income of $4.52 billion and adjusted operating income of $4.69 billion (excluding a $164 million goodwill impairment charge), representing a 12% decline from the prior year on the adjusted basis.
▶In addition, CSX reported earnings of $1.54 per share and adjusted earnings of $1.61 per share in 2025 compared to $1.79 unadjusted and $1.83 adjusted earnings per share in 2024.
▶CSX generated $4.6 billion in cash from operations in 2025 and reported total property additions of approximately $2.9 billion. The Company continued to invest in essential infrastructure, as well as transformative infrastructure projects to expand and improve the capabilities of our network. With these projects complete and focused efforts on capital discipline in place, 2026 capital expenditures are expected to be substantially reduced, at less than $2.4 billion.
▶Free cash flow, which measures cash generated by the business after reinvestment, reached approximately $1.8 billion, and the Company returned nearly $2.4 billion of capital to shareholders in the form of share repurchases and dividends.
Commercial Highlights
Intermodal continued to be the primary driver of CSX volume growth in 2025. Over the year, we won new domestic and international business as we provided faster, more convenient service to our customers. Accomplishments that further position us to capture business include:
▶the completion of the Blue Ridge Subdivision rebuild, improving reliability and resilience in a key region for merchandise and intermodal traffic, the Howard Street Tunnel project, creating opportunities for new intermodal service offerings into the Northeast, and the CREATE 75th Street Flyover in Chicago, improving fluidity through the Chicago gateway and enhancing network velocity;
▶the initiation of new commercial agreements, expanding our network reach;
▶the continued investment in and launch of industrial development projects across our network, with approximately 600 projects in the pipeline; and
▶broad customer recognition for our consistent service and collaborative and responsive approach, including as reflected through our customer Net Promoter Scores which have continuously been positive and above average throughout 2025.

2026 Proxy Statement	6

Driving Value - CSX Highlights | Key Sustainability Highlights
Key Sustainability Highlights
Sustainability & Social Impact Strategy at CSX: Service with Purpose
As detailed in our 2024 Sustainability Report, we summarize our approach to running a sustainable business through our sustainability and social impact platform, Service with Purpose. This platform reflects our commitment to running a sustainable business from the inside out by advancing the safety of our people and neighbors, serving our employees, customers, and communities, delivering environmentally-sustainable solutions across our operations and for our customers, and stewarding a responsible business that creates value for all stakeholders and society.
The following graphic reflects our value generated across stakeholders through Service with Purpose. Each pillar, including our respective initiatives and achievements, is detailed further in our annual Sustainability Report.

SAFETY
Advancing Safety & Resilience for Our Communities
Advancing Safety for Our Customers and Their Freight
Advancing Safety for Our Employees
SERVICE
Servicing Our Communities
Servicing Our Customers
Servicing Our Employees
SERVICE WITH PURPOSE
SUSTAINABILITY
Delivering Sustainability Operations
Delivering Sustainability Solutions
Delivering a Sustainable Future
STEWARDSHIP
Stewarding Responsible Business
Stewarding Ethical Operations
Stewarding Stakeholder Trust

Environmental Highlights
CSX is the leading provider of the most fuel-efficient and cost-effective method for businesses to move goods and materials. Efficiency is a key part of the value proposition that we are able to offer customers. CSX uses a suite of options to reduce emissions. We have continued to invest to drive incremental improvements for energy management and fuel efficiency, helping us maintain our competitive advantage. From reducing fuel consumption and optimizing train performance to investing in cleaner technologies and infrastructure, we are committed to running a more efficient and resilient railroad. In 2025, CSX:

Customers avoided over 10 million tons of carbon dioxide emissions, saving equivalent emissions from nearly 1 billion gallons of diesel fuel if shipped by truck	Led U.S. Class I operators with 0.968 gallons / kGTM fuel efficiency	Utilized Trip Optimizer on over 30 million miles of service, saving the Company over 42 million gallons of diesel fuel	Progressed to the final testing and implementation of Zero-to-Zero, which will further improve fuel savings in 2026	Earned a leadership spot on the CDP A List for climate

7	2026 Proxy Statement

Driving Value - CSX Highlights | Key Sustainability Highlights
Workforce Highlights
Recognizing that our approximately 23,000 dedicated employees are the backbone of our success, we remain committed to fostering a culture that drives high performance and exceptional outcomes across the Company and for our customers and our surrounding communities—where everyone is motivated to participate, deliver, and win. Employee engagement continues to be fundamental to our accomplishments, and we are dedicated to implementing and reinforcing initiatives that promote high performance and collaboration. To strengthen our talent pipeline, we are: placing the best people in the best positions to drive value; taking a targeted, strategic, and coordinated approach to hiring top talent; delivering comprehensive, modernized total rewards; and offering effective learning and development programs and training to support professional growth.
Overall, we aim to support all employees in performing their roles to the fullest by providing resources that bolster emotional, financial, physical, and social well-being—both at work and at home—as we continue to build a workforce reflective of the communities where we live and work. Additional details of these impactful initiatives can be found in our annual Sustainability Report.
Community Highlights
At CSX, our dedication to service goes beyond the rails, extending into the neighborhoods where we operate through strategic investments, tailored community programs, local partnerships, and year-round employee volunteerism. In 2025, our Company contributed approximately $18 million and CSX employees donated over 24,500 volunteer hours and $325,000 to our communities, with $5.95 million in contributions directed to causes supporting military members, veterans, and first responders and their families.
Through our signature community investment initiative, CSX Pride in Service, we have reached over one million service members nationwide. Pride in Service is a company-wide commitment to honor and serve those who serve our country and our communities—our nation’s military members, veterans, and first responders—by connecting them and their families with the support they need. Our Company understands intimately the sacrifice that comes with military service, as nearly one in five CSX employees have served in some capacity. With Pride in Service’s nonprofit partners, CSX makes possible critical financial assistance, community connections, and acts of gratitude. In 2025, we reached approximately 70,000+ service personnel and their family members through our Pride in Service initiative and sponsored around 1,000 community events.
Governance Highlights
Effective governance is central to reducing risk, protecting shareholder interests, and driving sustained growth and success. At CSX, we believe that good governance and responsible business practices begin with strong leaders who understand the opportunities and challenges across our business and bring a variety of perspectives for how to approach them. Our Board of Directors and executive team hold ultimate responsibility for developing and communicating CSX’s vision and purpose, overseeing the implementation of sound governance practices, upholding Company policies, codes, procedures, and values, and overseeing ongoing monitoring of and adherence to existing and emerging laws and regulations. Key elements of our comprehensive governance program include:
▶Annual election of directors;
▶Majority voting standard for the election of directors and director resignation policy;
▶Qualification guidelines for director candidates and review of each director’s performance and continuing qualifications for Board membership;
▶Independent Chair of the Board;
▶Audit Committee, Compensation and Talent Management Committee, and Governance and Sustainability Committee comprised solely of independent directors;
▶Regular executive sessions of independent directors;
▶Annual evaluation of Board and committee performance;
▶Board access to independent advisors;
▶Stock ownership guidelines for directors and officers;
▶Meaningful limitations on directors’ service on other public company boards;
▶Disciplined succession planning and effective leadership transitions at the CEO and executive management levels;
▶No “poison pill” (shareholder rights plan);
▶Proxy access for director candidates nominated by shareholders reflecting standard market practices;
▶Shareholder rights to call special meetings;
▶Policy against hedging and pledging of CSX common stock;
▶Pay-for-performance alignment; and
▶Robust shareholder outreach and engagement program.
All employees and officers of CSX and its wholly-owned subsidiaries, members of the Board, and partners conducting business with or on behalf of CSX are expected to act with the highest standards of personal integrity, consistent with the ethical behaviors outlined in our Code of Ethics. We require robust annual ethics training, which focuses on applying the CSX Code of Ethics in daily interactions, for all CSX management employees and highly recommend training for union employees. 100% of all active CSX management employees and a majority of CSX union employees completed business ethics training in 2025. Employees are encouraged to anonymously report any suspected violations of the CSX Code of Ethics or other ethical concerns to the 24/7 CSX Ethics Helpline, which is operated by an independent service. CSX strictly prohibits retaliation against anyone who makes a good faith report about a known or suspected violation of our code.

2026 Proxy Statement	8

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and you should read the entire Proxy Statement carefully before voting. For more complete information regarding the Company’s 2025 performance, please review the 2025 Annual Report.

The Board unanimously recommends a vote FOR the election of the following director nominees.
ITEM 1	Election of Directors As discussed in more detail in the “Corporate Governance” section below beginning on page 14 of this Proxy Statement.

Stephen F. Angel, 70

President and Chief Executive Officer, CSX

Director Since 2025

Other Current Public Company Boards: 1

Committees: E

Ann D. Begeman, 61

Former Chairman, Surface Transportation Board

Director Since 2025

Other Current Public Company Boards: 0

Committees: F

Thomas P. Bostick, 69

Retired Lieutenant General, United States Army

Director Since 2020

Other Current Public Company Boards: 1

Committees: CTM GS

Anne H. Chow, 59

Retired Chief Executive Officer, AT&T Business

Director Since 2024

Other Current Public Company Boards: 2

Committees: CTM GS

Steven T. Halverson, 71

Former Chairman, President, and Chief Executive Officer, The Haskell Company

Director Since 2006

Other Current Public Company Boards: 0

Committees: A CTM E

Paul C. Hilal, 59

Vice Chair of the CSX Board

Founder and Chief Executive Officer, Mantle Ridge LP

Director Since 2017

Other Current Public Company Boards: 2

Committees: E F GS

98.5%
Meeting Attendance

7.97 years
Average Tenure

67 years
Average Age

42%
Diverse

83%
Independent, including the Chair of the Board

CTM Compensation and Talent Management

GS Governance and Sustainability

F Finance

E Executive

■ Committee Chair

A Audit

■ CEO

■ Vice Chair of the Board

■ Chair of the Board

David M. Moffett, 74

Former Chief Executive Officer, Federal Home Loan Mortgage Corporation

Director Since 2015

Other Current Public Company Boards: 1

Committees: A E F

Linda H. Riefler, 65

Former Chair of Global Research, Morgan Stanley

Director Since 2017

Other Current Public Company Boards: 1

Committees: CTM E GS

Suzanne M. Vautrinot, 66

Retired Major General, United States Air Force

Director Since 2019

Other Current Public Company Boards: 3

Committees: A GS

James L. Wainscott, 68

Former Chairman, President, and Chief Executive Officer, AK Steel Holding Corporation

Director Since 2020

Other Current Public Company Boards: 1

Committees: A F

J. Steven Whisler, 71

Retired Chairman and Chief Executive Officer, Phelps Dodge Corporation

Director Since 2011

Other Current Public Company Boards: 1

Committees: A E F

John J. Zillmer, 70

Chair of the CSX Board

Chief Executive Officer, Aramark

Director Since 2017

Other Current Public Company Boards: 2

Committees: CTM E GS

COLLECTIVE KEY SKILLS AND EXPERIENCES OF THE DIRECTOR NOMINEES
Accounting/Financial Reporting

Business Operations

Corporate Governance

Finance/Capital Allocation

Government/Regulatory

Human Capital Management

Risk/Crisis Management

Sustainability

Technology/Cybersecurity

Transportation Industry/Supply Chain Management

9	2026 Proxy Statement

Proxy Voting Summary | Shareholder Engagement Highlights
Shareholder Engagement Highlights
We conduct and facilitate shareholder outreach and engagement throughout the year to ensure that the Board of Directors and management proactively understand and consider our shareholders’ views on important issues. This approach enables us to communicate our initiatives effectively and engage in constructive dialogue with our shareholders. Below is a summary of the framework, scope, and key areas of focus of our 2025-2026 shareholder outreach and engagement efforts. Our ongoing, comprehensive, and proactive engagement with our shareholders underscores the intrinsic value that we place on shareholder feedback and our commitment to transparency and responsiveness in our decision-making processes.
Additional detail on our 2025-2026 shareholder outreach and engagement efforts and our policies and practices regarding shareholder engagement generally—including our other mechanisms for receiving feedback from and engaging with our shareholders—is provided in the “Shareholder Engagement” subsection of the “Corporate Governance” section below beginning on page 46 of this Proxy Statement. We encourage you to review this subsection for a more fulsome perspective on our shareholder outreach and engagement program.

Outreach and Engagement Design Overview
Through our outreach efforts before the 2025 Annual Meeting, we contacted the governance teams of 16 key shareholders representing approximately 42% of outstanding shares.* We received a meeting declination (with investors indicating that they have no concerns) from or met with the governance teams of 10 of these shareholders representing approximately 31% of outstanding shares.*
Through our off-season outreach efforts after the 2025 Annual Meeting, we contacted the governance teams of 24 of our largest shareholders representing approximately 44% of outstanding shares.* We received feedback from or met with the governance teams of 13 of these shareholders representing approximately 30% of outstanding shares.*
CSX PARTICIPANTS

▶Governance and Sustainability Committee Chair ▶Compensation and Talent Management Committee Chair ▶Chief Legal Officer	▶Head of Investor Relations and Communications ▶Leaders from different CSX departments, such as legal and total rewards

AREAS OF FOCUS

▶Executive compensation ▶Board composition ▶Board oversight of succession planning ▶Board oversight of strategy	▶Leadership transitions ▶Company performance ▶Director commitments

*    Based on ownership as of December 31, 2024 for outreach before the 2025 Annual Meeting and as of September 30, 2025 for off-season outreach.

The Board unanimously recommends that the shareholders vote FOR this proposal.
ITEM 2	Ratification of Independent Registered Public Accounting Firm As discussed in more detail in the “Audit Matters” section below beginning on page 55 of this Proxy Statement.

The Board unanimously recommends that the shareholders vote FOR this proposal.
ITEM 3
Advisory (Non-Binding) Vote to Approve the Compensation of CSX’s Named Executive Officers
As discussed in more detail in the “Executive Compensation” section below beginning on page 59 of this Proxy Statement.

2026 Proxy Statement	10

Proxy Voting Summary | Executive Compensation Highlights
Executive Compensation Highlights
Alignment with Leading Governance Practices
The Compensation and Talent Management Committee has established an executive compensation program that incorporates leading governance principles, such as those highlighted below, which drive performance and support strong corporate governance.

CSX Executive Compensation Practices Include:	CSX Executive Compensation Practices Do NOT Include/Allow:

▶Significant percentage of executive compensation that is performance based
▶Performance measures with stretch targets that are highly correlated to shareholder value creation
▶Short-term incentive compensation plan that contains financial and safety goals
▶Inclusion of multiple different financial measures in short and long-term incentive plans
▶Performance management and goal setting processes for the CEO and executive leadership
▶Engagement of an independent compensation consultant to review our executive compensation program and perform an annual risk assessment
▶Significant share ownership requirements for the CEO and executive leadership and non-employee directors
▶Double trigger in change-of-control agreements for severance payouts (i.e., change of control plus termination)
▶Clawback triggers in short and long-term incentive plans based on a financial restatement or behavioral triggers such as dishonesty, fraud, theft, or misconduct, beyond those required under SEC and NASDAQ rules
▶Use of payout caps on short and long-term incentives
▶Annual “Say-on-Pay” vote

▶Re-pricing of underwater options without shareholder approval
▶Excise tax gross-ups
▶Recycling of shares withheld for taxes or exercise price
▶Hedging or pledging of CSX common stock
▶Vesting of equity awards with less than a one-year period
▶Encouraging unreasonable risk taking

2025 Components of Compensation
CEO TARGET COMPENSATION(1)
OTHER NEOs AVERAGE
TARGET COMPENSATION(2)

Salary	Cash-based Short-term Incentives	Performance Units

Non-qualified Stock Options	Restricted Stock Units
(1)Represents Mr. Angel’s 2025 variable “at-risk” total target compensation of 96%, based on his prorated compensation from September 2025 through December 31, 2025, and includes the grant of performance units and nonqualified stock options he received upon starting his employment in September 2025. In 2026, Mr. Angel’s variable total target compensation is 76%.
(2)Reflects the average target compensation for all other NEOs employed with the Company as of December 31, 2025.

11	2026 Proxy Statement

Proxy Voting Summary | Executive Compensation Highlights
Overview of Incentive Payouts

2025 MICP Performance Measures(1)	Threshold(1) (50% payout)	Target (100% payout)	Maximum (200% payout)	Individual Measure Payouts	Total Achievement Level (% of Target)
Financial Goals – 70% weighting					76%(6)
Operating Income(2) (30% weighting)				0%
Operating Margin(2), (3) (30% weighting)				0%
Initiative-based Revenue Growth(4) (10% weighting)				20%
Operational Goals(5) – 30% weighting
FRA Personal Injury Rate (5% weighting)				10%
FRA Train Accident Rate (5% weighting)				10%
Trip Plan Compliance (10% weighting)				17%
Fuel Efficiency (10% weighting)				19%

(1)Performance measure payouts are determined independently and each measure could result in a threshold payout range from 0% to 50% as shown, where applicable, in the table.
(2)The reflected actual operating income and operating margin performance exclude a $164 million non-cash goodwill impairment charge related to the Company’s Quality Carriers investment, but this exclusion did not result in any adjustment to the actual payout amounts.
(3)Similar to prior plan years, the 2025 MICP allowed a formulaic adjustment to the operating margin performance goal by a predetermined amount if the average cost of highway diesel fuel was outside the range of $3.35 to $3.85 per gallon. This adjustment is designed to account for the potential impact that volatile fuel prices have on expenses and operating margin. Because the 2025 average price per gallon was $3.66 for highway diesel fuel, which was within the range, there was no adjustment to the operating margin goal.
(4)Initiative-based Revenue Growth is a non-GAAP measure calculated by the amount of newly generated line-haul revenue associated with specific customer initiatives in the year. Line-haul revenue is the revenue generated from moving traffic, excluding fuel surcharge, before any costs or expenses are deducted.
(5)Certain actual safety and operations performance can continue to settle over time. The Company’s 2025 achievements demonstrated in this table reflect actual performance as of the Company’s fourth quarter earnings release.
(6)No individual performance adjustments were applied to 2025 payouts for any NEO.

2023-2025 LTIP Performance Measures	Threshold (0% payout)	Target (50% payout)	Maximum (100% payout)	Individual Measure Payouts	Total Achievement Level (% of Target)
Average Annual Operating Income Growth Rate(1) (50% weighting)				0%	5%
Economic Profit(2) (50% weighting)	Based on prior year’s Economic Profit with the payout percent averaged over three years; Recommended performance range of 5.3% of GCE for each year ($335M for 2023)			6%
Relative Total Shareholder Return (Modifier)				0.79x

(1)The reflected actual average annual operating income growth rate excludes non-cash goodwill impairment charges of $108 million in 2024 and $164 million in 2025 related to the Company’s Quality Carriers investment, but this exclusion did not result in any adjustment to the actual payout amounts.
(2)Economic Profit is a non-GAAP measure designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in profitable growth projects.

2026 Proxy Statement	12

Maintaining an Effective, Balanced, and Refreshed Board
One of the primary purposes of the Governance and Sustainability Committee is to identify individuals qualified to become Board members—consistent with criteria established by the Board—and recommend candidates for election to the Board and appointment to its committees. In fulfilling this important responsibility, we are dedicated to ensuring that we select the right individuals so that our Board embodies the full breadth of backgrounds, perspectives, skills, and experiences necessary to help drive excellent operational and financial performance and long-term value for CSX and our shareholders. Such breadth positions the Board to effectively and comprehensively oversee the Company’s strategy and execution, while being adaptable and responsive in the face of changing conditions. This was particularly important in 2025, given the state of the industry.
Beyond supporting a broad range of backgrounds, perspectives, skills, and experiences across the Board, the Governance and Sustainability Committee also seeks to ensure that the Board reflects a good tenure mix across its members. This helps facilitate the infusion of new ideas and insights on the business, initiatives, and policies of CSX while promoting stability in leadership and the streamlined transfer of knowledge. With an average tenure of nearly 8 years for our director nominees, we believe that we have contributed to the Board’s achievement of such a balanced composition through our deliberative director succession planning and refreshment efforts and processes.
The Governance and Sustainability Committee’s dedication to regular refreshment is evidenced by our nomination of three new highly qualified directors in the past two years. These individuals have enhanced certain of the key skills and experiences of our Board—like business operations, transportation industry, and government and regulatory expertise. Overall, we believe that each of our director nominees adds to the general capability and diversity of the Board.
Establishing a high-performing Board has helped nurture an engaged and candid culture where the Board and management regularly discuss vision, purpose, performance, and strategy.
CEO and Senior Management Succession Planning
Another core purpose of the Governance and Sustainability Committee is overseeing the CEO and senior management succession planning process. Just as for director succession planning and refreshment, we maintain an ongoing focus on this important responsibility to ensure that we can efficiently act on our plans, processes, and pipelines whenever we believe it is in the best interests of CSX and our shareholders.
In 2025, the selection and appointment of Steve Angel as the CSX President and Chief Executive Officer exemplified the efficacy of our succession planning oversight. Over the past year, the Company faced various changes, including shifts in the industry landscape, political and regulatory transitions, dynamic market conditions, and increasing operational demands. In this more complex environment, the Board has remained steadfast in its focus on supporting the Company’s delivery of excellent operational and financial performance. We needed executive leadership to translate, on a timely basis, the various CSX initiatives and phases of business transformation into improved performance. These cumulative developments led the Board to make a strategic leadership change after a very deliberate and targeted process. Steve became the clear choice to lead our Company as we enter our next phase of growth in the current pivotal landscape. Steve has proven, exceptional business and operational acumen and he has demonstrated a clear ability to create shareholder value.
Following Steve’s appointment, CSX also announced senior leadership changes designed to strengthen the Company’s strategic focus and advance our long-term growth objectives. Kevin Boone has been named Executive Vice President and Chief Financial Officer and Maryclare Kenney has been promoted to Senior Vice President and Chief Commercial Officer. In addition, Riz Chand has been appointed Chief Human Resources Officer. These transitions further reflect the Board’s steadfast focus on succession planning and the development of our talent at all levels.
Strong governance otherwise remains a top priority for the Governance and Sustainability Committee and our Board. For example, our dedication to our other key responsibilities have resulted in:
▶A thoughtful annual evaluation of Board performance, which has been enhanced over recent years;
▶The rotation of committee membership for several of our directors in 2025, which we believe allows for new perspectives, improved functionality, and a more balanced and effective structure; and
▶Regular director participation in our robust shareholder outreach and engagement program.
We appreciate our shareholders’ confidence in CSX and are committed to driving value for our shareholders through a strong governance framework.
Sincerely,

LINDA H. RIEFLER Governance and Sustainability Committee Chair March 30, 2026

13	2026 Proxy Statement

ITEM 1	Election of Directors

Criteria for Board Membership
Twelve directors are to be elected to hold office for a one-year term beginning in May 2026 until our 2027 Annual Meeting or their successors are elected and qualified. The Governance and Sustainability Committee has recommended to the Board of Directors, and the Board has approved, the persons named below as director nominees.

Broad Diversity
The Board believes that each of these director nominees adds to the overall capability and diversity of the Board, including in terms of background, skills, perspective, industries served, business matter coverage, and demographics. The Board recognizes the importance of developing and maintaining a composition embodying a broad set of qualities that will expand the views and experiences available to the Board in its deliberations and oversight—contributing to high performance. Many factors are taken into account when evaluating director nominees accordingly, such as experience, education, and personal attributes.

Comprehensive Relevant Experience and Expertise
These director nominees bring a wide range of relevant experience and expertise in being current or former senior executives at large and complex organizations, corporate governance, business operations, the transportation industry, railroad regulations, financial markets and reporting, human capital, risk management, and sustainability matters. We believe that this comprehensive representation in areas critical to our business is necessary, as each Board member is expected to be able to assess and evaluate the Company in the face of changing conditions in the economy, regulatory environment, and customer expectations.

Demonstrated Leadership Ability and Capacity
Additionally, nominees for Board membership are expected to be prominent individuals with demonstrated leadership ability and who possess outstanding integrity, values, and judgment. Directors and director nominees must be willing to devote the substantial time and capacity required to carry out the duties and responsibilities of directors. In addition, each Board member is expected to represent the broad interests of the Company and its shareholders as a group, and not any particular constituency.

With the exception of Stephen F. Angel, who was appointed as the CSX President and Chief Executive Officer and a member of the Company’s Board of Directors later in 2025 and has his own demonstrated record of significant capability, experience, and expertise as detailed in the “Director Nominees” section on page 22, each of the following director nominees was elected to the Board at the Company’s 2025 Annual Meeting, and each of them has exemplified proven commitment and qualification to serve on the CSX Board.

2026 Proxy Statement	14

Corporate Governance | Board Nomination Process and Qualifications
Board Nomination Process and Qualifications
Board Nomination Policies and Practices
We have a director qualifications and selection policy with various criteria for Board membership, as described above, which factors into our Board nomination practices.

Identification

Our Governance and Sustainability Committee is responsible for periodically reviewing these criteria, identifying individuals qualified to become Board members, and recommending candidates to fill Board vacancies and for election to the Board at the next annual or special meeting of shareholders at which directors are to be elected. Sources for our director candidate pool include incumbent directors, management, shareholder recommendations and third-party search firms, consultants, and other advisors, as appropriate.

Evaluation

In identifying and recommending Board nominees, the Governance and Sustainability Committee uses guidelines—consistent with the criteria approved by the Board—that it has developed with respect to qualifications for nominations to, and continued membership, on the Board. In accordance with the CSX Corporate Governance Guidelines, potential nominees recommended by shareholders will be evaluated on the same basis as individuals identified directly by such committee or from these other sources.
Factors that the Governance and Sustainability Committee considers in assessing potential director nominees include:

▶Skills, qualifications, experiences, and demonstrated leadership ability; ▶Possession of outstanding integrity, values, and judgment; ▶Sufficient time and capacity;	▶Overall Board composition and balance; ▶The current and long-term needs of the business; and ▶Independence and potential conflicts.

In addition to these factors, for continued membership on the Board or re-nomination of a director, the Governance and Sustainability Committee also considers:

▶Ongoing contribution to the Board’s effectiveness; ▶Feedback from the annual evaluation of Board and committee performance;	▶Attendance and participation at Board and committee meetings; and ▶Shareholder feedback, including the support received at our Annual Meeting.

Recommendation and Nomination

The Governance and Sustainability Committee ultimately recommends a slate of director nominees that the Board reviews. The Board then nominates the director candidates best qualified to serve the interests of our Company and stakeholders for shareholder consideration and election.

We believe that the effectiveness of our Board nomination policies and practices—and, relatedly, our criteria for Board membership and our policies and practices around Board composition, refreshment, and diversity—is evidenced by our nomination of three new highly qualified directors in the past two years. See the “Board Composition, Refreshment, and Diversity” section on page 16 for more information.

15	2026 Proxy Statement

Corporate Governance | Board Nomination Process and Qualifications
Board Composition, Refreshment, and Diversity
Board Snapshot*
INDEPENDENCE

Independent
Not Independent
AGE

50-60
61-70
>70
TENURE

<5 years
5-10 years
>10 years
DIVERSITY

Diverse
Non-Diverse
*As of March 30, 2026.

1
Balanced Composition
The Board and Governance and Sustainability Committee believe that the current slate of director nominees 1) brings a variety of different backgrounds, perspectives, skills, professional and industry experiences, qualifications, and personal attributes and 2) reflects a good tenure mix—contributing to the overall balanced composition and existing diversity of our Board. This balanced composition helps the Board effectively and comprehensively oversee the Company’s strategy and performance. It also helps ensure the infusion of new ideas and insights on CSX’s business, initiatives, and policies while promoting stability in leadership and the streamlined transfer of knowledge and experience.

2
Effective Refreshment
We also believe that our nomination of three new highly qualified directors over the past two years demonstrates the effectiveness of our policies and practices around Board composition, refreshment, and diversity, as well as our criteria for Board membership and our Board nomination policies and practices, as discussed above. These individuals have enhanced certain of the skills and experiences of our Board as reflected below.

3
Commitment to Diversity
Our Board of Directors and the Governance and Sustainability Committee are dedicated to ensuring that our full Board embodies the breadth of backgrounds and perspectives—in addition to skills and experiences—necessary for a balanced and effective Board.

Board Changes in the Past 2 Years	Skills and Experiences Enhanced in the Past 2 Years

3 new highly skilled directors have joined our Board	Business Operations
Transportation Industry/Supply Chain Management
Government/Regulatory
2 directors have left our Board
Corporate Governance
Human Capital Management

2026 Proxy Statement	16

Corporate Governance | Board Nomination Process and Qualifications
Board Key Skills and Experiences
In determining the qualifications of a director nominee, our Board of Directors and the Governance and Sustainability Committee consider the following to be key skills and areas of experience that are important to be represented on the Board as a whole:

ACCOUNTING/FINANCIAL REPORTING
Experience as an accountant, auditor, chief financial officer, or senior leader responsible for financial reporting is important because it assists directors with their oversight of the preparation and audit of the Company's financial statements, and internal controls and procedures. This understanding is critical to measuring our performance and reporting to our shareholders.

BUSINESS OPERATIONS Business operations experience gives directors a practical understanding of developing, implementing, and assessing the Company's operating plan and business strategy.

CORPORATE GOVERNANCE Corporate governance experience supports Board and management accountability, transparency, and protection of shareholder interests.

FINANCE/CAPITAL ALLOCATION
Financial and capital allocation experience is important in evaluating capital markets and the Company's design and implementation of financing and capital allocation strategies. This understanding helps support appropriate oversight of capital structure, cash flows, and key financial ratios of the Company.

GOVERNMENT/REGULATORY
Government and regulatory experience is key in understanding the legislative process and regulatory environment in which the Company operates, oversight of the Company's strategy and regulatory compliance, and public policy issues affecting the Company.

HUMAN CAPITAL MANAGEMENT
Human capital management experience is valuable in understanding the dynamics of attracting, motivating, developing, and retaining high-performing employees. A background in recruiting, talent management, succession planning, executive compensation, or culture is helpful with the oversight of these areas.

RISK/CRISIS MANAGEMENT
Risk/crisis management experience is critical in helping the Board fulfill its responsibilities with respect to its risk oversight and mitigation, as well as providing Board leadership in strategic planning, compliance, and navigating through corporate crises.

SUSTAINABILITY
Sustainability experience supports the Company's sustainability policies, strategies, and programs, including efficiency initiatives. Also, climate-related experience is key to understanding climate or weather-related risks and helping better serve our customers' evolving needs.

TECHNOLOGY/CYBERSECURITY
Experience or expertise in information technology, digitalization, data management, product or process innovation, or cybersecurity is important to helping guide the Company’s business strategy and assessing evolving technology opportunities and cybersecurity or information security risks.

TRANSPORTATION INDUSTRY/
SUPPLY CHAIN MANAGEMENT
Transportation industry experience is important to understanding rail operations, the dynamics within the freight transportation sector, key performance indicators, and the competitive environment. An understanding of rail customer perspectives is also helpful.

17	2026 Proxy Statement

Corporate Governance | Board Nomination Process and Qualifications
This matrix below reflects the specific key skills and experiences of each individual director as relied on most by the Board, and highlights the collective contributions that our Board believes are necessary for a balanced and effective Board. The absence of a designation in this matrix does not mean that a director does not possess that particular skill or experience. Rather, all our directors possess most or all the skills and experiences represented below. We have chosen to identify their most applicable skills and experiences in connection with their service on the CSX Board, and have applied a more selective approach this year in making these identifications. Moreover, each director also contributes other important skills, experiences, expertise, background, qualities, and attributes to our Board that are not represented in this graphic.

	Angel	Begeman	Bostick	Chow	Halverson	Hilal	Moffett	Riefler	Vautrinot	Wainscott	Whisler	Zillmer
Accounting/ Financial Reporting							●			●	●
Business Operations	●		●	●	●	●	●		●	●	●	●
Corporate Governance	●			●	●	●	●	●	●	●	●	●
Finance/Capital Allocation	●	●	●			●	●	●		●	●	●
Government/ Regulatory	●	●	●	●	●				●
Human Capital Management	●	●	●	●	●	●		●	●			●
Risk/Crisis Management	●	●	●	●	●		●		●	●	●	●
Sustainability	●		●			●		●	●		●	●
Technology/ Cybersecurity	●		●	●					●	●	●	●
Transportation Industry/ Supply Chain Management	●	●				●				●	●	●

2026 Proxy Statement	18

Corporate Governance | Board Nomination Process and Qualifications
Director Independence
Our Board of Directors annually evaluates the independence of each of its members and, acting through its Governance and Sustainability Committee, the performance of each of its members. In evaluating their independence, the Board considers the NASDAQ Global Select Market listing standards and reviews transactions or relationships, if any, between each director, director nominee, or his or her immediate family members and the Company or its subsidiaries. The purpose of this review is to determine whether any such transactions or relationships would interfere with the exercise of independent judgment by the director or director nominee in carrying out his or her responsibilities as a director, and thus be inconsistent with a determination that the director or director nominee is independent. The Board also considers the independence of its committee members under applicable securities laws.
In February 2026, after considering relevant NASDAQ listing standards, the Board, upon recommendation from the Governance and Sustainability Committee, determined that the following director nominees are independent under these NASDAQ listing standards: Thomas P. Bostick; Anne H. Chow; Steven T. Halverson; Paul C. Hilal; David M. Moffett; Linda H. Riefler; Suzanne M. Vautrinot; James L. Wainscott; J. Steven Whisler; and John J. Zillmer.

19	2026 Proxy Statement

Corporate Governance | Board Nomination Process and Qualifications
Director Commitments
Our Board of Directors believes that all members of the Board must be willing and able to devote the substantial time and capacity required to carry out the duties and responsibilities of directors—a qualification that is enshrined in the CSX Corporate Governance Guidelines. Accordingly, and in line with good governance practices and shareholder feedback, as part of the Governance and Sustainability Committee’s annual review and assessment of these guidelines, in 2023, the Board adopted a revised policy on our directors’ service on the boards of other public companies to set meaningful limitations on such service, as follows:

Director Commitments Policy with Numerical Limits for All Directors
A director who serves as the CEO of a public company may not serve on more than three public company boards, including the CSX Board. All other directors may not serve on more than five public company boards, including the CSX Board.

This policy, which is contained in the CSX Corporate Governance Guidelines, also continues to provide that each director is expected to inform the Chair of the Governance and Sustainability Committee in advance in the event that such director is considering an offer to serve on the board of another public company. If a director intends to join a new public company board, to the extent that such appointments may create concerns with respect to scheduling issues or potential conflicts of interest, the board or committee appointments will be discussed with the Governance and Sustainability Committee in advance whenever possible.
All our directors are in compliance with our revised policy on our directors’ service on the boards of other public companies.
Additionally, per our policies and practices, the Board has evaluated and maintains that each of our incumbent directors elected at the 2025 Annual Meeting has proven the ability to commit sufficient time and capacity to Board duties and to otherwise fulfill the responsibilities required of directors in 2025. Such demonstration is evidenced by Board and committee meeting attendance and their preparation in advance of meetings, contribution to Board discussions, decision-making, engagement with other members of the Board and management, and responsiveness to communications, which is evidenced in the annual evaluation of each individual director’s performance.
See “John J. Zillmer Remains the Best Choice for Chair of the Board” below on page 34 for additional detail regarding our evaluation of our Board Chair’s commitments.

2026 Proxy Statement	20

Corporate Governance | Director Nominees
Director Nominees
As of the date of this Proxy Statement, the Board has no reason to believe that any of the following director nominees will be unable or unwilling to serve. If any of the nominees named below is not available to serve as a director at the time of the Annual Meeting (an event which the Board does not currently anticipate), the proxies will be voted for the election of such other person or persons as the Board may designate, unless the Board, in its discretion, reduces the size of the Board. There are no family relationships among any of these nominees or among any of the nominees and any executive officer of the Company.
Information regarding each of the director nominees follows. Descriptions of key skills and qualifications in these biographies are intentionally limited to emphasize only four notable areas of focus for each nominee and thus are not reflective of all the key skills and qualifications possessed by each director nominee. Nominees have acquired these key skills and qualifications, those additional key skills included in the “Board Key Skills and Experiences” section beginning on page 17, and others through direct experience, education, training, and oversight responsibilities.
Each of the following director nominees has consented to being named in this Proxy Statement and to serve if elected.

The Board unanimously recommends a vote FOR the election of the following nominees.

21	2026 Proxy Statement

Corporate Governance | Director Nominees

KEY SKILLS AND BOARD CONTRIBUTIONS THAT ADVANCE CSX'S STRATEGY
CAREER HIGHLIGHTS
▶Served as Chairman from 2022 to January 31, 2026 and Chief Executive Officer from 2018 to 2022 of Linde plc, a leading global industrial gases and engineering company. Prior to Praxair, Inc.’s merger with Linde AG, served as Chairman, President, and Chief Executive Officer from 2007 to 2018. Mr. Angel joined Praxair in 2001 as an Executive Vice President, responsible for Praxair’s businesses in North America, Europe, and Asia, and was named President and Chief Operating Officer in 2006.
▶Prior to joining Praxair, spent 22 years in a variety of management positions with General Electric, working directly with locomotive and rail operations.
▶Serves as Non-Executive Chairman of GE Vernova, which was spun off as a separate public company from General Electric Company, since 2024, where he is also a member of the Nominating and Governance Committee.
▶Previously served as a director of GE Aerospace until December 2025, formerly named “General Electric Company,” where he was the Chair of the Management Development & Compensation Committee.
OTHER LEADERSHIP EXPERIENCE
Mr. Angel has also served as a director of PPG Industries, the Hydrogen Council, and the US-China Business Council, and as co-chair of the US-Brazil CEO Forum. He is a graduate member of The Business Council, where he served on the executive committee. Mr. Angel has received numerous awards and recognition for his leadership throughout his career. In 2020, he was awarded North Carolina State University’s Watauga Medal, the university’s highest non-academic honor, for his decades of service to the institution. In 2019, he was given The American-German Institute’s Leadership Award, which recognized Linde’s commitment to making the world more productive and its contribution to the German-American partnership.
CSX COMMITTEE ASSIGNMENTS AND RATIONALE
Executive (Chair)
▶Appointed due to his role as Chief Executive Officer of CSX.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
▶GE Vernova

Business Operations
Over 45 years of experience driving operational excellence and growth in his roles at Linde, Praxair, and General Electric. During his tenure, he oversaw the successful integration of Linde and Praxair, which created the world’s largest industrial gases and engineering company. He has a proven record of leading large, public companies, including through significant transformation.

Finance/Capital Allocation
Demonstrated generation of strong shareholder returns throughout his executive career, including through his leadership and expertise in maintaining disciplined capital allocation and attractive returns on capital.

Human Capital Management Decades of experience developing and leading high-performing teams and fostering a collaborative culture.

Corporate Governance
Substantial expertise through serving as a director at several other public companies, including in board leadership positions such as Chairman of Linde, Non-Executive Chairman of GE Vernova, and Chair of the Management Development & Compensation Committee at GE Aerospace.

2026 Proxy Statement	22

Corporate Governance | Director Nominees

KEY SKILLS AND BOARD CONTRIBUTIONS THAT ADVANCE CSX'S STRATEGY
CAREER HIGHLIGHTS
▶Provides consulting services on railroad regulatory and government affairs matters after more than three decades of public service in the legislative and executive branches of government. Served as an independent peer reviewer for a Congressionally mandated report issued in 2024 by the Transportation Research Board of the National Academy of Sciences.
▶Served as a member of the Surface Transportation Board (the “STB”), an independent federal agency charged with the economic regulation of various modes of surface transportation, primarily freight rail, from 2011 through 2021, including in leadership roles as the STB’s Chairman and Acting Chairman, from 2017 to 2021, and as Vice Chairman. Her tenure was marked by her commitment to working with her Board member colleagues and Board staff to improve the agency’s accountability, transparency and timeliness.
▶Served in various positions in the U.S. Senate from 1992 to 2011, including as Republican Staff Director for the U.S. Senate Committee on Commerce, Science, and Transportation, as the U.S. Senate Commerce Committee’s Deputy Staff Director and Transportation Policy Advisor, and as Legislative Director and Acting Chief of Staff for Senator John McCain.
OTHER LEADERSHIP EXPERIENCE
During her tenure in transportation-specific roles in the U.S. Senate, Ms. Begeman was instrumental in the creation of the STB under the ICC Termination Act, later serving two terms as a member of the STB after Presidential Appointment and Senate confirmation in 2011 and 2016. She was a 2020 Railway Age Women in Rail award recipient in recognition of her work at the STB. Ms. Begeman has also worked in the private sector, serving as a senior benefits specialist in Human Resources for First American Bankshares, Inc.
CSX COMMITTEE ASSIGNMENTS AND RATIONALE
Finance
▶Over a decade of service as a member of the STB, including as Chairman and in other leadership roles, which is the federal agency charged with the economic regulation of various modes of surface transportation, primarily freight rail, and that has jurisdiction over railroad rate, practice, and service issues as well as railroad restructuring transactions.
▶Capital allocation, strategic financial, and budgeting perspective gained through her roles in the U.S. Senate and as Chairman, Vice Chairman, and a member of the STB.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
▶None

Government/Regulatory
Extensive legislative and regulatory experience developed over her decades of public service in the U.S. Senate and on the STB, an independent federal agency charged with the economic regulation of various modes of surface transportation, primarily freight rail.

Transportation Industry/Supply Chain Management
Expertise in all aspects of the rail and freight industries, particularly in the regulatory and rule-making environment through her tenure in transportation-specific roles in the U.S. Senate and in leadership roles at the STB, which has jurisdiction over railroad rate, practice, and service issues.

Risk/Crisis Management Relevant experience through the STB’s oversight of rail economic regulations.

Finance/Capital Allocation Served in the U.S. Senate and at the STB, through which she gained capital allocation, strategic financial, and budgeting perspective.

23	2026 Proxy Statement

Corporate Governance | Director Nominees

KEY SKILLS AND BOARD CONTRIBUTIONS THAT ADVANCE CSX'S STRATEGY
CAREER HIGHLIGHTS
▶Chief Executive Officer of Bostick Global Strategies, LLC, a management consulting firm specializing in engineering, environmental sustainability, human resources, biotechnology, executive coaching, and program and project management, since 2016.
▶Served as Chief Operating Officer and President of Intrexon Bioengineering, a division of Intrexon Corporation, a public company, which seeks to advance biologically engineered solutions to improve sustainability and efficiency, from 2016 to 2020. Led a significant restructuring that resulted in Intrexon being renamed as Precigen.
▶Retired as a U.S. Army Lieutenant General in 2016.
▶Served as Chief of Engineers and Commanding General of the U.S. Army Corps of Engineers, where he was responsible for most of the nation’s civil works infrastructure and military construction.
▶Served as the U.S. Army’s Director of Human Resources and led the U.S. Army Recruiting Command.
OTHER LEADERSHIP EXPERIENCE
Lt. Gen. (ret.) Bostick was deployed during Operation Iraqi Freedom as second in command of the 1st Cavalry Division and later commanded the U.S. Army Corps of Engineers Gulf Region Division with over $18 billion in construction. He is an independent director on the board of Perma-Fix, a nuclear services company and leading nuclear and mixed waste management provider. He is as an independent trustee on the Equity and High Income Fund Board of Fidelity Investments, Inc., a privately-owned investment management company. He is an independent director on the board of Allonnia, a biotech company focused on environmental challenges, and on the board of HireVue, which uses artificial intelligence and data analytics to transform how organizations discover, engage, and hire the best talent. He is a Member of the National Academy of Engineering and the National Academy of Construction.
CSX COMMITTEE ASSIGNMENTS AND RATIONALE
Compensation and Talent Management
▶Human capital and talent management expertise through his distinguished career in commanding roles within the U.S. Army, including as Chief of Engineers and Commanding General of the U.S. Army Corps of Engineers, and his service as the U.S. Army’s Director of Human Resources. Also, demonstrated leadership in the U.S. Army Recruiting Command.
▶Proven commitment to leadership and team building and inclusion through his military service and continued work at Bostick Global Strategies, LLC, as well as civic and community involvement.
Governance and Sustainability
▶Numerous leadership roles in public and private companies and the U.S. military, with experience in evaluating and overseeing leadership and management structures.
▶Leadership at the U.S. Army Corps of Engineers and several companies focused on sustainability, including addressing environmental challenges.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
▶Perma-Fix Environmental Services, Inc.

Business Operations
Served as Chief Operating Officer and President of Intrexon Bioengineering, now known as Precigen. Led the U.S. Army Corps of Engineers, the world’s largest public engineering organization.

Government/Regulatory Long-tenured service and distinguished career in commanding roles with the U.S. military.

Human Capital Management Expertise through his service as the U.S. Army’s Director of Human Resources, leadership in the U.S. Army Recruiting Command, and work at Bostick Global Strategies, LLC.

Sustainability
Relevant experience through his leadership and project management oversight at the U.S. Army Corps of Engineers and several companies focused on sustainability and leadership of an ESG subcommittee at Perma-Fix.

2026 Proxy Statement	24

Corporate Governance | Director Nominees

KEY SKILLS AND BOARD CONTRIBUTIONS THAT ADVANCE CSX'S STRATEGY
CAREER HIGHLIGHTS
▶Served as Chief Executive Officer of AT&T Business from 2019 to 2022, where she was responsible for leading a $35 billion global business comprised of 35,000 people that provided communications and networking solutions to businesses across the world, including nearly all Fortune 1000 companies and the public sector across the U.S.
▶Held a variety of other executive leadership positions at AT&T across product management, marketing, sales, customer service, and operations, partner ecosystems, and network engineering, including President – National Business, President – Integrator Solutions, and Senior Vice President – Premier Client Group, since 2000.
▶Currently serves as Lead Independent Director of Franklin Covey, a company dedicated to organizational transformation. Also serves as an independent director of 3M, a company focused on material science innovation for impact.
▶Senior Fellow and Adjunct Professor of Executive Education at Northwestern University’s Kellogg School of Management.
▶Founder of The Rewired CEO, a business services firm, where she has served as Chief Executive Officer since 2022.
OTHER LEADERSHIP EXPERIENCE
Ms. Chow has been and is currently involved as a board or advisory member in organizations such as the Georgia Tech President's Advisory Board, Dallas Mavericks Advisory Council, Girl Scouts of the USA, New Jersey Chamber of Commerce, the Asian American Justice Center, and APIA Scholars.
CSX COMMITTEE ASSIGNMENTS AND RATIONALE
Compensation and Talent Management
▶Long-tenured career in various leadership positions where she played an active role in culture transformation, diversity and inclusion, and cultivating future leaders, gained invaluable experience in human capital and talent management, and for which she has been widely recognized for her role model inclusive leadership. Proven commitment to nonprofit and community involvement.
▶Years of service on compensation committees of other public company boards, including as the Chair of the Compensation and Talent Committee of 3M.
Governance and Sustainability
▶Significant corporate governance experience through her service in several board leadership roles at public companies, including as Lead Independent Director and Governance/Nominating Committee Chair at Franklin Covey, as well as Compensation and Talent Committee Chair at 3M. Additional in-depth knowledge through her board and advisory roles with a diverse range of local and national non-profit and community organizations.
▶Experience with sustainability, stewardship, and public policy issues and activities throughout her career, including most recently through her membership on the Science, Technology & Sustainability Committee at 3M.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
▶Franklin Covey Co.
▶3M Company

Business Operations
Decades of executive leadership positions at AT&T, including as Chief Executive Officer of AT&T Business, where she successfully served customers across nearly all industries while driving business transformation and performance, extensive distribution and global and cross-functional experience in management, and a master’s degree in business administration from Cornell University.

Corporate Governance
Experience as a director at other public companies, including in board leadership positions such as Lead Independent Director and Chair of the Nominating Committee at Franklin Covey as well as Chair of the Compensation and Talent Committee at 3M. Substantial local and national nonprofit governance and community advisory experience.

Human Capital Management
Extensive talent management experience through her long-tenured career including roles as chief executive officer and president with deep expertise in talent, culture, and inclusion. Currently serves as Senior Fellow and Adjunct Professor of Executive Education at Northwestern University’s Kellogg School of Management.

Technology/Cybersecurity
Proven leadership and expertise as Chief Executive Officer of AT&T Business, where she oversaw the development and deployment of the entire business portfolio suite including fiber, wireless, cloud, 5G, networking, cybersecurity, and managed and professional services including partnership ecosystems.

25	2026 Proxy Statement

Corporate Governance | Director Nominees

KEY SKILLS AND BOARD CONTRIBUTIONS THAT ADVANCE CSX'S STRATEGY
CAREER HIGHLIGHTS
▶Chairman of the board of directors of Gilbane, Inc., one of the nation’s largest real estate and construction firms, since 2025, and a director since 2023.
▶Served as Chairman from 1999 to 2021 and President and Chief Executive Officer from 1999 to 2018, of The Haskell Company, one of the largest design-build and engineering and construction firms in the U.S.
▶Served as Senior Vice President of M.A. Mortenson, a national construction firm.
▶Served as a director from 2014 to 2025 of GuideWell Mutual Holding Corporation, a not-for-profit company that is the parent to a family of companies focused on advancing health care, including health insurance group Blue Cross and Blue Shield of Florida, for which Mr. Halverson also served as a director from 2010 to 2025.
OTHER LEADERSHIP EXPERIENCE
Mr. Halverson has served as the chair of professional and business organizations such as the Construction Industry Roundtable, the Design-Build Institute of America, and the National Center for Construction Education and Research. He has also served as the chair of several civic organizations, including the Florida Council of 100, the Florida Chamber of Commerce, and the Jacksonville Civic Council. He is a certified fellow of the National Association of Corporate Directors and received certification in ESG Governance from Berkley Law School.
CSX COMMITTEE ASSIGNMENTS AND RATIONALE
Audit
▶Oversight of financial statements, compliance with legal and regulatory requirements, and risk management processes in his decades-long tenure as Chairman, President, and Chief Executive Officer of The Haskell Company and from his broader experience with the national construction industry.
▶Knowledge of legal, regulatory, and policymaking risks and processes through his years of leadership experience with organizations in highly regulated industries and on multiple civic councils. Also, many years of experience serving on the CSX Audit Committee.
Compensation and Talent Management (Chair)
▶Human capital management expertise gained through his many years of leadership as President and Chief Executive Officer of The Haskell Company. Proven commitment to civic and community involvement.
▶Extensive service on compensation committees of public company boards, including over 15 years serving as the Chair of the CSX Compensation and Talent Management Committee.
Executive
▶Appointed due to his role as Chair of the Compensation and Talent Management Committee.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
▶None

Human Capital Management Expertise through his long-tenured role as chief executive officer and significant service and leadership on compensation committees focused on talent management.

Business Operations
Decades of relevant experience through his service as Chairman, President, and Chief Executive Officer of The Haskell Company and executive positions with M.A. Mortenson, during which he gained extensive and unique insight on the national construction industry and, accordingly, the U.S. economy.

Corporate Governance Led as Chairman of The Haskell Company and the chair of various professional, business, and civic organizations.

Government/Regulatory Served on multiple civic councils, appointed boards, and commissions, through which he helped advise on and advocate for federal, state, and local economic policies.

2026 Proxy Statement	26

Corporate Governance | Director Nominees

KEY SKILLS AND BOARD CONTRIBUTIONS THAT ADVANCE CSX'S STRATEGY
CAREER HIGHLIGHTS
▶Founder and Chief Executive Officer of Mantle Ridge LP, an investment firm that actively stewards and assists portfolio companies, since 2016.
▶Serves as Vice Chairman of the board of directors of Dollar Tree.
▶Served as Vice Chairman of the board of directors of Aramark from 2019 to 2023.
▶Served as a partner and senior investment professional at Pershing Square Capital Management from 2006 to 2016.
▶Served as a director of Canadian Pacific Railway Limited from 2012 to 2016.
▶Served as Chairman and acting Chief Executive Officer of Worldtalk Communications from 1999 to 2000.
▶Decades’ worth of experience serving on or leading governance committees, compensation committees, finance committees, and executive committees of public company boards.
OTHER LEADERSHIP EXPERIENCE
Mr. Hilal currently serves on the Board of Overseers of Columbia Business School and previously served on the Board of the Grameen Foundation, an umbrella organization that helps micro-lending and micro-franchise institutions empower the world’s poorest through financial inclusion and entrepreneurship.
CSX COMMITTEE ASSIGNMENTS AND RATIONALE
Executive
▶Appointed due to his role as Vice Chair of the Board of Directors.
Finance
▶Extensive experience in senior leadership roles of investment and capital management organizations. Expertise with investment policies, capital allocation, financing, and policies and practices related to driving shareholder value.
▶Years of service on finance committees of public company boards, including of Canadian Pacific Railway Limited and Dollar Tree, in addition to CSX.
Governance and Sustainability
▶Corporate governance experience gained through several board leadership roles at public companies, including service as Chairman of Worldtalk Communications and Vice Chairman of the boards of CSX, Dollar Tree, and Aramark. These include more than a decades’ worth of experience on nominating and governance committees. Also, oversight of governance matters in his role as Founder and Chief Executive Officer of his own investment firm.
▶Experience with sustainability policies, strategies, and programs and political giving policies and community affairs activities through his roles as a value investor and engaged steward during corporate transformations and his service on the Board of Overseers of Columbia Business School and the Board of the Grameen Foundation.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
▶Air Products and Chemicals, Inc.
▶Dollar Tree, Inc.

Finance/Capital Allocation
Extensive experience with leading capital management organizations, including control of his own capital management firm. Proven expertise as a value investor, capital allocator, and engaged director driving shareholder value.

Transportation Industry/Supply Chain Management
Railroad industry experience and perspective through his service as a director of Canadian Pacific Railway Limited in addition to his long tenure of service on the Board of CSX.

Corporate Governance
Currently serves as Vice Chairman of Dollar Tree and previously served as Vice Chairman of Aramark and Chairman of Worldtalk Communications. Over a decade of experience serving on nominating and governance committees.

Human Capital Management Relevant talent management experience through his role as a chief executive officer, in senior management positions, and as a director.

27	2026 Proxy Statement

Corporate Governance | Director Nominees

KEY SKILLS AND BOARD CONTRIBUTIONS THAT ADVANCE CSX’S STRATEGY
CAREER HIGHLIGHTS
▶Served as Chief Executive Officer and a director of the Federal Home Loan Mortgage Corporation from 2008 until his retirement in 2009.
▶Served as a Senior Advisor with The Carlyle Group, one of the world’s largest and most diversified global investment firms, from 2007 to 2008.
▶Served as Vice Chairman and Chief Financial Officer of U.S. Bancorp from 2001 to 2007, after its merger with Firststar Corporation.
▶Served as Vice Chairman and Chief Financial Officer of Firststar Corporation from 1998 to 2001.
▶Served as Chief Financial Officer of StarBanc Corporation, a predecessor to Firststar Corporation, from 1993 to 1998.
OTHER LEADERSHIP EXPERIENCE
Mr. Moffett serves as a trustee on the Board of Columbia Threadneedle Mutual Funds, overseeing approximately 170 funds within the Columbia Funds mutual fund complex. He also serves as a trustee for the University of Oklahoma Foundation and has served as a consultant to Bridgewater and Associates.
CSX COMMITTEE ASSIGNMENTS AND RATIONALE
Audit (Chair)
▶Decades of experience in corporate accounting and oversight of financial statements, compliance with legal and regulatory requirements, risk management processes, and internal audit functions through his significant leadership roles in the financial services and banking industry, which is a risk-intensive and highly regulated industry. Also, years of experience on audit committees of public company boards, including as the chair of the audit committee of PayPal.
▶Meets the qualifications of an “Audit Committee Financial Expert” as defined by SEC rules and regulations.
Executive
▶Appointed due to his role as Chair of the Audit Committee.
Finance
▶Many years of service in senior leadership roles in the banking industry, including as chief executive officer and chief financial officer.
▶Capital allocation and strategic financial expertise gained through his direct oversight of financial and asset management for major financial institutions.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
▶PayPal Holdings, Inc.

Accounting/Financial Reporting Extensive expertise in corporate accounting and reporting and overseeing financial statements through decades of leading financial institutions.

Finance/Capital Allocation Served for many years as a chief financial officer in the banking industry, during which he was responsible for financial and asset management.

Risk/Crisis Management
Served in senior management roles in the risk-intensive and highly regulated banking industry for more than 30 years and on audit committees of public company boards, including as the chair of the audit committee of PayPal.

Corporate Governance
Substantial leadership experience as an executive and vice chair of major financial institutions and as a trustee in connection with Columbia Funds and the University of Oklahoma Foundation.

2026 Proxy Statement	28

Corporate Governance | Director Nominees

KEY SKILLS AND BOARD CONTRIBUTIONS THAT ADVANCE CSX’S STRATEGY
CAREER HIGHLIGHTS
▶Served as Chair of Global Research at Morgan Stanley from 2011 to 2013, after having served as Global Head of Research since 2008.
▶Served as Chief Talent Officer at Morgan Stanley from 2006 to 2008.
▶Served on both the Management and the Operating Committees at Morgan Stanley.
▶Joined Morgan Stanley in 1987 in the Capital Markets division and was elected a managing director in 1998.
▶Serves on the executive leadership team of Stanford Women on Boards, whose mission is to cultivate and place exceptional women for board services.
▶Served on the boards of Stanford Graduate School of Business and Choate Rosemary Hall.
OTHER LEADERSHIP EXPERIENCE
Ms. Riefler has served on the board of North American Partners in Anesthesia, a private equity-owned national health care company, from 2016 to 2024. She is also the former chair of an educational non-profit, Pencils of Promise, which is committed to literacy in global rural underserved communities. She is one of the executive leaders of Stanford Women on Boards and the co-author of the “Leading-Edge Stewardship” series.
CSX COMMITTEE ASSIGNMENTS AND RATIONALE
Compensation and Talent Management
▶Human capital and talent management expertise acquired through her tenure as Chief Talent Officer for Morgan Stanley. Also, years of experience as the chair of the compensation committee at MSCI.
▶Proven commitment to diversity, pay equity, and inclusion demonstrated through her service on the executive leadership team of Stanford Women on Boards and service on the board of a non-profit committed to underserved communities.
Executive
▶Appointed due to her role as Chair of the Governance and Sustainability Committee.
Governance and Sustainability (Chair)
▶Extensive corporate governance experience and expertise through her service on the executive leadership team of Stanford Women on Boards and various boards, demonstrated through her leadership on considering and adopting good governance practices, including at CSX, and co-authorship of material on board governance.
▶Valuable insights and commitment to sustainability developed through her 20 years of service on the board of MSCI, a global leader in ESG and climate-related research and solutions, and reflected in her engagement in opportunities to stay informed on the changing industry, societal and regulatory landscapes, stakeholder expectations, and ESG issues.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
▶MSCI, Inc.

Corporate Governance
Relevant experience and perspective through her service on the executive leadership team of Stanford Women on Boards and various boards, including as the chair of the governance committee and former chair of the compensation committee at MSCI. Expertise and commitment to leadership on corporate governance reflected in her co-authorship of Stanford’s Leading-Edge Stewardship pieces, as well as PWC’s “Effective board leadership: The art of doing it well and the risks of getting it wrong.” Recognized for her “outstanding work by an independent director” at the 2023 Corporate Governance Awards, hosted by Governance Intelligence (formerly Corporate Secretary).

Sustainability Extensive experience through 20 years’ service on the board of MSCI, a global leader in ESG and climate-related research and solutions.

Finance/Capital Allocation
In-depth knowledge of company valuation and the global capital markets through her decades of service at Morgan Stanley. Long board tenure with MSCI, a global provider of indices and decision support tools and services.

Human Capital Management
Expertise in talent management through her role as Chief Talent Officer at Morgan Stanley. Commitment to diversity, including in board composition, reflected through her service at Stanford Women on Boards.

29	2026 Proxy Statement

Corporate Governance | Director Nominees

KEY SKILLS AND BOARD CONTRIBUTIONS THAT ADVANCE CSX'S STRATEGY
CAREER HIGHLIGHTS
▶President of Kilovolt Consulting, Inc., a cybersecurity strategy and technology consulting firm, since October 2013.
▶Retired from the U.S. Air Force (the “USAF”) as a Major General in 2013, following a distinguished 31-year career.
▶Served as Commander of various satellite, space surveillance, and space command and control units from 1996 to 2008.
▶Served as Commander of the USAF Recruiting Command.
▶Served as Commander of the USAF’s Cyber Command from 2011 to 2013.
▶Served as Deputy Commander for the Joint Functional Component Command-Network Warfare.
▶Served as the USAF Director of Plans and Policy, U.S. Cyber Command.
▶Inducted into the National Academy of Engineering.
OTHER LEADERSHIP EXPERIENCE
Maj. Gen. (ret.) Vautrinot serves in board leadership positions at other public companies, including as Chair of the Safety, Health and Environment Committee of Ecolab, Chair of the Corporate Governance & Responsibility Committee at Parsons, and former Chair of the Technology Subcommittee of the Risk Committee of Wells Fargo. She also served as a director of Norton Life Lock Inc. (formerly Symantec Corporation) from 2013 to 2019. She is currently a member of the NACD Climate Advisory Council.
CSX COMMITTEE ASSIGNMENTS AND RATIONALE
Audit
▶Extensive cybersecurity and technology experience and expertise obtained through her distinguished service in the USAF, including as Commander of the USAF’s Cyber Command, and as Deputy Commander for the Joint Functional Component Command-Network Warfare, where she influenced the development and application of critical cybersecurity technology and the oversight, creation, and protection of U.S. cyber assets. Also, over a decade of experience as the president of a cybersecurity strategy and technology consulting firm.
▶Deep risk and crisis management expertise through her 31-year career in leadership and commanding roles at the USAF, including defending U.S. space and cyber assets globally, and her service on the Risk Committee and as Chair of the Technology Subcommittee of the Wells Fargo board, as well as service on the board of Norton Life Lock (formerly Symantec Corporation). Also, years of experience on audit committees of public company boards.
Governance and Sustainability
▶Oversight of governance matters as the President of Kilovolt Consulting, Inc. and through her leadership roles in the U.S. military, which includes experience in evaluating and overseeing leadership and management structures. Also, years of service in multiple board leadership positions at other public companies.
▶Experience with sustainability policies, strategies, and programs through her roles as Chair of the Safety, Health and Environment Committee of Ecolab and of the Corporate Governance & Responsibility Committee of Parsons and on the Corporate Responsibility Committee of Wells Fargo.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
▶Ecolab Inc.
▶Parsons Corporation
▶Wells Fargo & Company

Risk/Crisis Management Extensive relevant experience through her service in the USAF in creating, operating, and protecting U.S. space and cyber assets globally.

Cybersecurity Expertise Proven leadership and expertise as President of Kilovolt Consulting, Inc. and led the USAF’s Cyber Command and the Joint Functional Component Command-Network Warfare.

Business Operations
During her 31-year career in leadership and commanding roles at the USAF, oversaw a multi-billion dollar cyber enterprise and led a workforce of 14,000 personnel conducting offensive and defensive cyber operations worldwide.

Human Capital Management Expertise in workforce development and talent management through her years in USAF leadership positions and as Commander of the USAF Recruiting Service.

2026 Proxy Statement	30

Corporate Governance | Director Nominees

KEY SKILLS AND BOARD CONTRIBUTIONS THAT ADVANCE CSX'S STRATEGY
CAREER HIGHLIGHTS
▶Served as Chairman from 2006 to 2016 and President and Chief Executive Officer from 2003 until his retirement in 2015 of AK Steel Holding Corporation, a leading steel production and manufacturing company.
▶Joined AK Steel in 1995 as Vice President and Treasurer and was appointed Chief Financial Officer two years later.
▶Served in a number of leadership positions at National Steel Corporation.
OTHER LEADERSHIP EXPERIENCE
In January 2022, Mr. Wainscott was named Chair of the Council of Chief Executives, a group primarily consisting of retired Fortune 500 company CEOs. He served as Vice Chair of this organization from 2020 through 2021. He also serves on the board of directors of Parker-Hannifin, where he has been a board member since 2009 and has served as Lead Director since 2016.
CSX COMMITTEE ASSIGNMENTS AND RATIONALE
Audit
▶Significant corporate accounting and oversight of financial reporting experience through his years of service as Chief Executive Officer, Chief Financial Officer, and Vice President and Treasurer at AK Steel Holding Corporation. Prior to AK Steel, held various finance roles of increasing responsibility at National Steel Corporation and was a Certified Public Accountant.
▶Meets the qualifications of an “Audit Committee Financial Expert” as defined by SEC rules and regulations.
Finance
▶Oversight of various financial matters, such as capital structure, cash flows, and key financial ratios or metrics, while serving in senior leadership roles, including as a chief executive officer, a chief financial officer, and a vice president and treasurer.
▶In-depth knowledge of financings, capital markets, and investment policies through his decades of work and leadership at a global publicly traded company.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
▶Parker-Hannifin Corporation

Business Operations
Has held leadership roles, such as Chairman, President, and Chief Executive Officer, at AK Steel Holding Corporation for over a decade and various other leadership positions with National Steel Corporation.

Accounting/Financial Reporting In-depth knowledge through his years of service as Chief Executive Officer, Chief Financial Officer, and Vice President and Treasurer at AK Steel Holding Corporation.

Corporate Governance Substantial relevant experience, including through service as Chairman of AK Steel Holding Corporation and Lead Director and Chair of the Corporate Governance and Nominating Committee at Parker-Hannifin.

Transportation Industry/Supply Chain Management Proven expertise and relevant perspective through his work and leadership in the steel industry.

31	2026 Proxy Statement

Corporate Governance | Director Nominees

KEY SKILLS AND BOARD CONTRIBUTIONS THAT ADVANCE CSX'S STRATEGY
CAREER HIGHLIGHTS
▶Served as Chairman and Chief Executive Officer of Phelps Dodge Corporation, a mining and manufacturing company, from 2000 to 2007.
▶Served in various leadership roles with Phelps Dodge, including as President and Chief Operating Officer, beginning in 1976.
▶Served as a director of International Paper Company, a leading producer of fiber-based packaging and pulp, from 2007 to 2021.
▶Served as a director of US Airways Group, Inc., a holding company for several major commercial airlines, from 2005 to 2011.
▶Served as a director of Burlington Northern Santa Fe (“BNSF”) Railway from 1995 until its acquisition by Berkshire Hathaway in 2010.
OTHER LEADERSHIP EXPERIENCE
During his tenure as Chief Executive Officer of Phelps Dodge Corporation, Mr. Whisler was instrumental in the implementation of its “Zero and Beyond” safety program designed to eliminate workplace injuries and its “Quest for Zero” process-improvement program designed to, among other things, eliminate environmental waste while enhancing product quality.
CSX COMMITTEE ASSIGNMENTS AND RATIONALE
Audit
▶Oversight of financial statements, compliance with legal and regulatory requirements, and risk management processes in his roles as Chief Executive Officer and Chief Operating Officer of Phelps Dodge Corporation. Also, in-depth knowledge of accounting and financial reporting through his status a certified public accountant.
▶Meets the qualifications of an “Audit Committee Financial Expert” as defined by SEC rules and regulations.
Executive
▶Appointed due to his role as Chair of the Finance Committee.
Finance (Chair)
▶Experience in various aspects of financial matters, including oversight of capital structure, cash flow, and key financial ratios, through his tenure as a chief executive officer and in other senior leadership roles.
▶In-depth knowledge of financings, capital markets, and investment policies through his many years of service as a director at publicly traded companies. Also, several years of experience serving on the CSX Finance Committee, including as the Chair of such committee.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
▶Brunswick Corporation

Accounting/Financial Reporting
In-depth knowledge and experience through his service in a financial reporting oversight role as chief executive officer, in combination with his status as a certified public accountant.

Transportation Industry/Supply Chain Management
Substantial expertise through his long tenure on the boards of BNSF Railway and US Airways Group, Inc., from which he brings years of railroad and transportation industry knowledge, respectively.

Corporate Governance
Extensive experience in leadership roles with Phelps Dodge Corporation, including as Chairman and Chief Executive Officer, and service on the governance committees of public companies, including as Chair of the Nominating and Corporate Governance Committee of Brunswick Corporation. Served as Presiding Director of International Paper Company.

Sustainability Proven commitment through leadership of the “Quest for Zero” program at Phelps Dodge Corporation.

2026 Proxy Statement	32

Corporate Governance | Director Nominees

KEY SKILLS AND BOARD CONTRIBUTIONS THAT ADVANCE CSX'S STRATEGY
CAREER HIGHLIGHTS
▶Currently serves as Chief Executive Officer of Aramark, a global food, facilities management, and uniform services provider, since 2019.
▶Served as President and Chief Executive Officer of Univar Inc., a global chemical distributor and Fortune 500 company, from 2009 to 2012, where he also served as Executive Chairman.
▶Served as Chairman and Chief Executive Officer of Allied Waste Industries, from 2005 to 2008, until the merger of Allied Waste with Republic Services, Inc.
▶During his earlier career with Aramark, from 1986 to 2005, served in various senior executive positions, ultimately becoming President of Global Food and Support Service.
▶Served as a director of Reynolds American, Inc., from 2007 until its acquisition by British American Tobacco in 2017.
▶Served as a director of Veritiv Corporation, a full-service provider of packaging, publishing and hygiene products and a Fortune 500 company, from 2014 to 2020.
▶Served as a director of Performance Food Group Company, a leading food distributor and supplier, from 2015 to 2019.
OTHER LEADERSHIP EXPERIENCE
Mr. Zillmer served as a director of Liberty Capital Partners, a private equity and venture capital firm specializing in start-ups, early stage, growth equity buyouts, and acquisitions. He serves on the North American advisory board of CVC Partners.
CSX COMMITTEE ASSIGNMENTS AND RATIONALE
Compensation and Talent Management
▶Human capital management expertise gained through his many years of leadership as a chief executive officer at multiple public and large private companies and oversight of various aspects of large workforces, including labor relations, safety, and talent management.
▶Years of experience on compensation committees of public company boards.
Executive
▶Appointed due to his role as Chair of the Board.
Governance and Sustainability
▶Extensive corporate governance experience and expertise through his roles as a chairman and chief executive officer and as a director at several public companies.
▶Demonstrated leadership at companies focused on sustainability and also operational transformation.
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
▶Ecolab Inc.
▶Aramark

Business Operations
Many years of service as a chief executive officer at multiple public and large private companies, through which he demonstrated proven operating experience and led an operational transformation that has become an industry benchmark.

Corporate Governance Substantial relevant experience in his roles as chairman and chief executive officer and as a director at several companies.

Human Capital Management Proven expertise as a leader of large workforces, and deep experience with labor relations, safety and talent management.

Transportation Industry/Supply Chain Management Extensive leadership experience and perspective in industries with substantial logistics and supply chain components.

33	2026 Proxy Statement

Corporate Governance | Director Nominees
John J. Zillmer Remains the Best Choice for Chair of the Board
Our Board recognizes that certain shareholders continue to have concerns about the public company commitments of our Board Chair, John J. Zillmer, who is also the Chief Executive Officer of Aramark and serves on a total of three public company boards—specifically, Aramark, Ecolab, and CSX. The Board has been, and continues to be, committed to closely monitoring and being transparent on this issue and to refreshing this extensive disclosure to convey the Board’s most recent evaluation—based in part on our shareholders’ feedback. Over the last year, we have again heard a broadly positive reaction to our relevant policies, practices, disclosures, and outreach, both from our shareholders and proxy advisory firms, as relayed in our engagement meetings and reflected in sustained support received by Mr. Zillmer at our 2025 Annual Meeting, which has generally increased or remained steady over recent years.
After thorough consideration and assessment of Mr. Zillmer’s ongoing performance in leading the Board—including through (i) recent confidential annual Board evaluations submitted by each director that directly judge Mr. Zillmer’s effectiveness as leader of the Board, his commitment of the appropriate amount of time, and capacity to complete his responsibilities as Chair and his responsiveness to communications, (ii) subsequent meetings between the Chair of the Governance and Sustainability Committee and each individual director for additional feedback, and (iii) the second engagement of a third-party facilitator in the prior year to solicit director feedback on these issues—the Board again unanimously recommends the re-election of Mr. Zillmer at the Annual Meeting and appointed him to continue his role of Board Chair. Mr. Zillmer has been highly engaged since joining the Board in March 2017, and has attended 100% of the Board meetings and approximately 99% of his committee meetings since becoming Board Chair in January 2019, with a 100% attendance record for all such meetings again in 2025. Mr. Zillmer is a fully active participant in the Board’s meetings and deliberations, is readily available for consultation with the other directors, is recognized as a leader among the Board for his responsiveness in-between meetings, and serves an important role in the strong, independent oversight of management. The results of our 2025 annual Board evaluation process reflect continued and consistent Board agreement that Mr. Zillmer is an effective leader for the Board, who commits the necessary amount of time and capacity to fulfilling his responsibilities as Chair. In the context of the past year of challenges and changes for the Company and the industry, our directors indicated that Mr. Zillmer remains committed to the Board, provides valuable leadership, and devotes substantial time to his directorship and leadership role on the Board.
During his tenure as our Board Chair, approximately 10 months into which he was appointed Chief Executive Officer and a director of Aramark and the whole time of which he simultaneously served as a director of Ecolab (a position which he has held since 2006), Mr. Zillmer has successfully helped lead the Company, the Board and management through multiple major events. This includes a business transformation—consisting of both an operational transformation in the adoption of scheduled railroading and a growth transformation—the COVID-19 pandemic, the rollout of new, company-wide cultural initiatives, and labor negotiations. He did this all while maintaining his role as a dependable and stabilizing force for CSX, particularly during prior periods of change and turmoil. Mr. Zillmer’s leadership experience was particularly helpful in 2025 as the Company faced various changes, including shifts in the industry landscape, political and regulatory transitions, dynamic market conditions, increasing operational demands, and leadership transitions. Besides his proven high level of engagement and consistent exemplary performance as Board Chair, Mr. Zillmer is uniquely qualified, and his skills and experiences—especially on business optimization and improvement, labor relations, safety, executive compensation, talent management, logistics, and supply chains—positively contribute to our full Board’s composition. Moreover, our Board understands that while Mr. Zillmer’s obligations at Aramark and Ecolab are meaningful, they are familiar and manageable for him based on his substantial experience at those companies.
Overall, our Board uniformly and overwhelmingly believes that Mr. Zillmer remains the best choice for Chair of the Board of CSX. Mr. Zillmer’s ongoing service as our Board Chair continues to be important as we progress on our overall business growth strategy and specific core business strategic initiatives aimed at generating sustained profitable growth. Our Board strongly believes that Mr. Zillmer has demonstrated, and will continue to demonstrate, his ability to devote the sufficient time and capacity needed to carry out his Board duties effectively, including those as Chair of the Board. The Board intends to actively evaluate Mr. Zillmer’s performance, and, should Mr. Zillmer be unwilling or unable to continue to maintain the level of engagement necessary to fulfill his responsibilities to CSX, the Board will reconsider its decision.

2026 Proxy Statement	34

Corporate Governance | Board and Committee Structure
Board and Committee Structure
Our Board of Directors believes that—based on the Company’s current circumstances and having taken into account feedback from our shareholders—the positions of Board Chair and CEO should be separate, with the Board Chair role being filled by an independent director. The Board recognizes that circumstances do change and will periodically review this structure. The Board also believes that its approach to risk oversight, as more fully discussed below in “Board of Directors’ Role in Risk Oversight,” helps ensure that the Board is able to effectively perform its risk oversight responsibilities under various leadership structures.
Additionally, our Board leadership is currently designed such that the Chair of the Board is assisted by a Vice Chair. The division of duties between these two positions is outlined below.

John J. Zillmer Chair of the Board	Paul C. Hilal Vice Chair of the Board

RESPONSIBILITIES:
▶Calling special meetings of the Board;
▶Presiding at all meetings of the Board and shareholders;
▶Approving the agendas and schedules for meetings of the Board in consultation with the Vice Chair of the Board;
▶Guiding Board discussions and facilitating discussions between the Board and the Company’s management;
▶Interacting with the Company’s analysts, investors, employees, and other key constituencies; and
▶Keeping the Vice Chair informed, and consulting with the Vice Chair as to material developments regarding CSX.

RESPONSIBILITIES:
▶Providing input on the agendas and schedules for meetings of the Board;
▶Assisting in guiding Board discussions and facilitating communication between the Board and the Company’s management;
▶Interacting with the Company’s analysts, investors, employees, and other key constituencies;
▶Performing the duties of Board Chair in the absence or at the request of the Board Chair; and
▶Keeping the Board Chair informed, and consulting with the Board Chair as to material internal and external discussions the Vice Chair has and material developments the Vice Chair learns about the Company and the Board.

The Board has five standing committees: the Audit Committee; the Compensation and Talent Management Committee; the Executive Committee; the Finance Committee; and the Governance and Sustainability Committee. Each of these committees has a written charter approved by the Board, a copy of which can be found on the Company’s website at http://investors.csx.com under the heading “Governance Documents.” Other than our Executive Committee, all standing committees review their respective charters at least annually, and any changes are recommended to our full Board for approval.
Committee chairs and memberships are generally rotated on a regular basis. In 2025, the committee memberships for several of our directors were rotated. The Governance and Sustainability Committee reviews and recommends to the Board any changes to the Board’s committee structure, committee membership, or committee chairs, as appropriate.

35	2026 Proxy Statement

Corporate Governance | Board and Committee Structure

100% INDEPENDENT MEMBERS 2025 COMMITTEE MEMBERS: David M. Moffett (Chair) Donna M. Alvarado Steven T. Halverson Suzanne M. Vautrinot James L. Wainscott J. Steven Whisler
KEY DUTIES AND RESPONSIBILITIES:
▶Assisting the Board with oversight of: (i) the integrity of the Company’s financial statements and accounting methodology; (ii) the Company’s internal controls over financial reporting; (iii) the business risk management process; (iv) the Company’s compliance with legal and regulatory requirements; (v) the Independent Registered Public Accounting Firm’s qualifications, independence, and performance; and (vi) the performance of the Company’s internal audit function
▶Recommending the appointment of the Independent Registered Public Accounting Firm for the Board’s approval and ultimately the shareholders’ ratification
▶Approval of the compensation and fees of and all services performed by the Company’s Independent Registered Public Accounting Firm
▶Oversight of the Company’s internal audit department
▶Reviewing the scope and methodology of the proposed audits with the independent and internal auditors and senior management
▶Reviewing the Company’s financial statements and monitoring the Company’s internal controls over financial reporting
▶Establishing and maintaining procedures for the receipt, retention, and treatment of complaints regarding the Company’s accounting, internal accounting controls, or auditing matters
▶Oversight of the Company’s Enterprise Risk Management (“ERM”) program
▶Reviewing information security risk, mitigation strategies, and overall resiliency of the Company’s technology infrastructure as part of its risk oversight responsibilities
The Board has determined that all members of the Audit Committee are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. Messrs. Moffett, Wainscott, and Whisler have been designated as audit committee financial experts, as that term is defined by Securities and Exchange Commission (“SEC”) rules and regulations.
Please refer to the Report of the Audit Committee beginning on page 57 of this Proxy Statement for additional information.

KEY MEMBERS’ SKILLS:

Accounting/Financial Reporting

Risk/Crisis Management

Government/Regulatory

ROTATED OFF (MAY 2025): ▶Donna M. Alvarado	JOINED (MAY 2025): ▶James L. Wainscott	CURRENT COMMITTEE MEMBERS: David M. Moffett (Chair) Steven T. Halverson Suzanne M. Vautrinot James L. Wainscott J. Steven Whisler

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Corporate Governance | Board and Committee Structure

100% INDEPENDENT MEMBERS 2025 COMMITTEE MEMBERS: Steven T. Halverson (Chair) Donna M. Alvarado Thomas P. Bostick Anne H. Chow Linda H. Riefler James L. Wainscott John J. Zillmer
KEY DUTIES AND RESPONSIBILITIES:
▶Assisting management with the development of and overseeing the executive compensation and talent management philosophy, strategy, and design for the Company on behalf of the Board
▶Regularly reviewing, approving, or recommending Board approval of and monitoring executive compensation policies, practices, and plans, and evaluating the associated financial impact and risks to the Company
▶Reviewing and, as appropriate, approving incentive plan structure, vesting, performance measures, performance targets, payout curves, and payouts under the Company’s performance-based short and long-term incentive plans
▶Reviewing goals and objectives relevant to compensation for the CEO, evaluating the CEO’s performance in light of those goals and objectives and, as directed by the Board, setting the level of compensation of the CEO based on the overall performance evaluation, among other factors, in consultation with the Board
▶Annual approval of the compensation for the other Section 16 Officers
▶Reviewing the Compensation Discussion and Analysis (“CD&A”) section and associated compensation tables of this Proxy Statement and, as appropriate, recommending Board approval of the inclusion of the CD&A section and associated tables in the Proxy Statement and the incorporation by reference of the CD&A section in the Company’s Annual Report on Form 10-K
▶Regularly reviewing executive talent and leadership development
▶Oversight of the Company’s workforce and human capital management processes, including policies and strategies regarding recruiting and retention, career development and progression, workplace environment and culture, and organizational engagement and effectiveness
Each of the members of the Compensation and Talent Management Committee qualifies as a “non-employee director” within the meaning of Rule 16b-3 of Securities and Exchange Act of 1934.
Please refer to the Letter from the Compensation and Talent Committee beginning on page 60 of this Proxy Statement for additional information.

KEY MEMBERS SKILLS:

Human Capital Management

Business Operations

ROTATED OFF (MAY 2025): ▶Donna M. Alvarado ▶James L. Wainscott	JOINED (MAY 2025): ▶Thomas P. Bostick	CURRENT COMMITTEE MEMBERS: Steven T. Halverson (Chair) Thomas P. Bostick Anne H. Chow Linda H. Riefler John J. Zillmer

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Corporate Governance | Board and Committee Structure

86% INDEPENDENT MEMBERS 2025 COMMITTEE MEMBERS: J. Steven Whisler (Chair) Ann D. Begeman Thomas P. Bostick Anne H. Chow Paul C. Hilal David M. Moffett James L. Wainscott
KEY DUTIES AND RESPONSIBILITIES:
▶Assisting the Board in discharging its responsibilities related to oversight and review of financial matters affecting the Company and regularly reporting to the Board on such matters
▶Providing oversight with respect to the capital structure, cash flows, and key financial ratios of the Company and making recommendations with respect to the Company’s financial policies
▶Reviewing the Company’s liquidity position
▶Reviewing policies with respect to distributions to shareholders generally, making recommendations with respect to the declaration of dividends, and making recommendations or authorizing the repurchase of shares of the Company from time to time consistent with authority levels established by the Board
▶Authorizing the issuance of debt securities or other forms of financing
▶Reviewing the assets and liabilities maintained by the Company and its affiliates in conjunction with significant employee benefit plans, including monitoring the funding and investment policies and performances of the assets

KEY MEMBERS SKILLS:

Finance/Capital Allocation

Transportation Industry/Supply Chain Management

ROTATED OFF (MAY 2025): ▶Thomas P. Bostick ▶Anne H. Chow	JOINED (JANUARY 2025): ▶Ann D. Begeman	CURRENT COMMITTEE MEMBERS: J. Steven Whisler (Chair) Ann D. Begeman Paul C. Hilal David M. Moffett James L. Wainscott

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Corporate Governance | Board and Committee Structure

100% INDEPENDENT MEMBERS 2025 COMMITTEE MEMBERS: Linda H. Riefler (Chair) Thomas P. Bostick Anne H. Chow Paul C. Hilal Suzanne M. Vautrinot John J. Zillmer
KEY DUTIES AND RESPONSIBILITIES:
▶Assisting the Board by: (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and recommending candidates for election to the Board and appointment to its committees; (ii) overseeing the CEO and senior management succession planning process; (iii) evaluating the performance and effectiveness of the Board; (iv) recommending changes in Board size, composition, and committee structure; (v) developing, reviewing, and recommending changes to governance guidelines, polices, and procedures; (vi) overseeing matters of broad corporate significance affecting the Company, including sustainability; and (vii) overseeing and evaluating compliance with the Corporate Governance Guidelines of the Company
▶Developing and recommending to the Board the annual process for self-evaluation
▶Annually reviewing and making recommendations to the Board regarding the compensation for non-management directors
▶Reviewing the Company’s sustainability policies, strategies, and programs, including around climate-related issues such as carbon emissions reduction initiatives and climate action targets, and sustainability performance and reporting, including an annual review of the Company’s Sustainability Report
▶Overseeing the Company’s community affairs activities, including the corporate philanthropy policy, and reviewing the Company’s political giving policy
Please refer to the Letter from the Governance and Sustainability Committee beginning on page 13 of this Proxy Statement for additional information.

KEY MEMBERS SKILLS:

Corporate Governance

Sustainability

JOINED (MAY 2025): ▶Anne H. Chow	CURRENT COMMITTEE MEMBERS: Linda H. Riefler (Chair) Thomas P. Bostick Anne H. Chow Paul C. Hilal Suzanne M. Vautrinot John J. Zillmer

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Corporate Governance | Board and Committee Structure

83% INDEPENDENT MEMBERS COMMITTEE MEMBERS: Stephen F. Angel (Chair)* Steven T. Halverson Paul C. Hilal David M. Moffett Linda H. Riefler J. Steven Whisler John J. Zillmer
The Executive Committee meets for the purpose of acting on behalf of the full Board between regularly scheduled meetings of the Board, when time is of the essence. The Executive Committee has and may exercise all the authority of the Board, except as may be prohibited by Section 13.1-689 of the Virginia Stock Corporation Act, as it may from time to time be amended. Pursuant to the Executive Committee charter, a notice of a meeting of the Executive Committee is required to be provided to all Board members.
The Executive Committee has seven members, consisting of the CEO, Chair of the Board, Vice Chair of the Board, and the Chairs of each of the four other standing committees.

*Stephen F. Angel was appointed as CSX’s President and CEO, and a member of the Board, effective September 28, 2025, succeeding Joseph R. Hinrichs.
Meetings of the Board and Executive Sessions

During 2025, there were nine meetings of the Board of Directors. Each director then-serving attended at least 75% of the aggregate of Board meetings and meetings of committees on which he or she served. All current director nominees attended at least 96% of these meetings while serving. The independent directors met alone in executive session at each regular Board meeting led by the Chair of the Board. While the Company does not have a formal policy regarding director attendance at annual shareholder meetings, the Company strongly encourages directors to attend absent an emergency. All director nominees then serving on the Board were in attendance at the Company’s 2025 Annual Meeting.
98.5% Aggregated Board and committee meeting attendance
Compensation Committee Interlocks and Insider Participation
No member of the Compensation and Talent Management Committee is, or in 2025 was, an officer or former officer or employee of the Company. In addition, no executive officer of the Company served on the board of directors of any entity whose executive officers included a director of the Company.

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Corporate Governance | Board Oversight Responsibilities
Board Oversight Responsibilities
Board of Directors’ Role in Risk Oversight
Pursuant to its charter, the Audit Committee has primary responsibility for risk oversight—though the full Board of Directors and all committees play significant roles in carrying out the risk oversight function. Specifically, the Audit Committee oversees the Company’s risk management strategy, the Enterprise Risk Management (ERM) program, and cybersecurity program. Management also periodically reports to the Board and its other committees on current risks and the Company’s approach to avoiding and mitigating risk exposure, including through robust internal processes and effective internal controls.
ERM Program
The Company’s ERM program includes activities related to the prevention, monitoring, measurement, reporting, and management of enterprise-level risks. CSX revised its ERM framework around five years ago to focus on the Company’s core enterprise risks and related mitigation activities and controls. The revised framework focuses on true enterprise risk, while acknowledging that strategic risks are addressed by separate analyses and other parts of the organization. As a result, the remaining enterprise-level risks are more focused. Management believes that if CSX can (i) physically operate the railroad, (ii) maintain technology systems that resist cyber threats and operate reliably and resiliently, (iii) continue to access the public equity and credit markets, and (iv) comply with applicable laws and regulations, then the enterprise is able to execute its strategy. The ERM risk universe is currently divided into the following broad risk categories: Operations; Technology; Finance; and Compliance/Regulatory. Each risk category includes “core” ERM risks, as reflected in the chart below.
The CSX ERM program is designed so that senior management, the Audit Committee, and the Board of Directors understand and review how enterprise-level risks are prevented, monitored, measured, reported, and managed, to promote risk-aware decision-making, ensure that mitigation remains effective, and keep risks within tolerable bounds. A well-established risk management structure is leveraged to support the program. Each core risk is aligned with a “Risk Leader,” who has ongoing responsibility for managing, monitoring, and measuring that risk. Each Risk Leader reports to a member of the Executive Risk Committee (comprised of the Executive Vice President and Chief Operating Officer, the Executive Vice President and Chief Digital & Technology Officer, the Executive Vice President and Chief Financial Officer, and the Senior Vice President and Chief Legal Officer), with a separate annual ERM report-out to the CEO. The ERM team also reports annually to the Audit Committee, and reviews certain ERM risks with such committee or the Board throughout the year.
ERM FRAMEWORK AND OVERSIGHT

Risk Leaders

Executive Risk Committee

President and Chief Executive Officer

Audit Committee and Board Review

ERM CORE RISKS

OPERATIONS ▶Safety – Catastrophic accidents and injuries ▶Physical Infrastructure – Network inoperability ▶People & Material Availability – Consistent workforce and material availability	TECHNOLOGY ▶Cyber, Reliability, & Resiliency – Cybersecurity, digital transformation, reliability, and resiliency ▶Operations Technology – Reliable dispatch, crew calling, and Positive Train Control	FINANCE ▶Liquidity – Access to cash/credit ▶Financial Reporting – Adherence to accounting and reporting standards	COMPLIANCE ▶Legal Compliance and Crisis Management – Crisis management, hazardous materials, safety, environment, and compliance ▶Antitrust and Regulatory – Fundamental regulatory changes or constraints

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Corporate Governance | Board Oversight Responsibilities
Cybersecurity Program
Strong performance and reliability of the Company’s technology systems are critical to operating safely and effectively, and protecting personal and customer data is essential to maintaining stakeholder trust. The Company has implemented processes designed to assess, identify, and manage material cybersecurity risks, as described in the Company’s 2025 Annual Report.
The Audit Committee oversees the Company’s cybersecurity risk, mitigation strategies, and overall resiliency of the Company’s technology infrastructure. Such risk is managed as part of the Company’s overall risk management and business continuity processes and is included in the ERM program, which is also overseen by the Audit Committee as described above. The Audit Committee periodically reviews assessments of information security controls and procedures, any incidents that could have a potentially significant impact on the Company’s network, and potential cybersecurity risk disclosures. The Company’s senior leadership team briefs the Audit Committee and Board at least annually on information technology and cybersecurity matters, with more frequent updates as circumstances warrant. Such annual updates include significant findings or updates by internal or external evaluations. The Audit Committee is apprised annually on emerging risks to the Company, including education on cybersecurity-related matters as needed.
CSX has a cybersecurity expert on the Board and its Audit Committee to provide expanded oversight of the Company’s cybersecurity and technology systems. Suzanne M. Vautrinot, a retired U.S. Air Force (USAF) Major General, joined the CSX Board in 2019 and is a member of the Audit Committee as well as the Governance and Sustainability Committee. Major General (retired) Vautrinot is a recognized expert in cybersecurity matters as she previously served as Commander of the USAF's Cyber Command where she oversaw a multi-billion dollar cyber enterprise and led a workforce of 14,000 personnel conducting offensive and defensive cyber operations worldwide. Additionally, we have otherwise strengthened our Board’s representation of the key skill and experience of technology/cybersecurity through Board changes in the past five years, as described in the “Board Composition, Refreshment, and Diversity” section on page 16.
Safety Oversight
Safety remains a top priority at CSX and underpins the Company’s entire system of corporate values and business strategy. It is simultaneously a strategic initiative and risk, and a core operations risk under our ERM program. The Board believes that oversight of safety should be a full Board responsibility, and the topic of safety at CSX is reviewed and discussed at every Board meeting, including through presentations by the Operations leadership team—such as the Executive Vice President and Chief Operating Officer and the Vice President of Safety—which monitors and manages the Company’s safety programs. The following safety-related topics have recently been reviewed by the Board:
▶CSX’s policies and practices on safety, including the launch of our SAFE CSX initiative and the implementation of technology enhancements to improve safety performance and relevant rules compliance, such as train inspection portals, automated track inspections, and drone usage;
▶Significant train accident and employee injury events, including review of related operating and safety rule enhancements;
▶Train accident and employee injury trends;
▶Employee training on safety, including changes to our training structure and approach;
▶Retention of outside, independent consultants and other third parties to assess our safety programs;
▶The Company’s involvement with third-party groups on best practices on safety; and
▶Regulatory oversight of CSX’s safety programs, including emerging regulations, ongoing discussions with regulators, and any major concerns that regulators have raised with the industry or Company.
With safety discussed at every Board meeting, directors are able to review and as needed request further information on particular aspects, like specific safety-related technology. Moreover, our directors have joined site visits in the field, including train trips, to get a better firsthand sense of our business and operations, including safety issues and considerations.
Safety is a core component of the Company’s business plan. As a part of the annual strategy and business plan discussions, management reviews with the Board the initiatives and measures being taken to improve safety processes, such as through training and enhanced technology, to strengthen safety and overall compliance. Management reports significant safety-related incidents, such as major derailments and employee workplace fatalities, to the full Board immediately and engages in deep dives and after-action reviews with the Board following such incidents.
Beyond full Board oversight of safety, our committees also provide oversight of specific aspects of this topic. For example, the Audit Committee oversees CSX’s risk management strategy and ERM program, comprising activities related to the prevention, monitoring, measurement, reporting, and management of enterprise-level core risks as described above. Operations risk—one of our core risk areas that management reviews—includes safety risks. The ERM team reports annually to the Audit Committee and reviews certain ERM risks with such committee or the Board throughout the year.
Additionally, the Compensation and Talent Management Committee provides oversight of the Company’s workforce and human capital management processes, including policies and strategies regarding workplace environment and culture. Such committee also reviews executive compensation practices, policies, and programs with respect to evaluating whether they encourage unnecessary or excessive risk-taking and assesses whether any risks arising from such practices, policies, and programs are reasonably likely to have a material adverse effect on the Company.

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Corporate Governance | Board Oversight Responsibilities
Board of Directors’ Role in Strategy Oversight
The full Board of Directors is directly involved in overseeing, and supporting, the Company’s strategic priorities, performance, and maximization of shareholder value. Though strategy is discussed, and performance is reviewed, at nearly every Board meeting, the senior leadership team formally conducts a strategic planning session with the Board at least once per year. The Board is thoroughly engaged in these discussions, to both formulate and oversee strategy. We expect our directors to be knowledgeable about the risks and opportunities that stem from our strategy, how the Company can best create value, and how strategic initiatives will continue to be beneficial for our stakeholders over the long term. In 2025, the Board and each of its committees, as appropriate, reviewed progress on our growth strategy. The Board believes that we have the right senior management team in place to successfully execute our strategic priorities and help us deliver on our next phase of growth.
CSX has entered 2026 with clear operational momentum, built over several quarters of disciplined execution and reinforced by the completion of major infrastructure investments across our network. The Company has been focused on the core priorities that matter most—operating safely, serving our customers reliably, and strengthening the long-term resiliency and capability of our railroad—to drive leading financial performance and value for our shareholders.
Our strategy remains grounded in operational excellence, cost discipline, and prudent use of capital.
As the industry continues to evolve, our aim is to firmly establish CSX as the best performing railroad in North America with a focus on creating long-term value. The Board will continue to support efforts to ensure that the Company stays well-positioned to compete in the marketplace, deliver best-in-class operational and financial metrics, and reward our shareholders.
The Board delegates certain aspects of the Company’s strategy to relevant committees based on subject matter area, while discussing committee report-outs and significant company-wide initiatives as a full Board. For example, the Compensation and Talent Management Committee oversees the Company’s workforce and human capital management processes, including policies and strategies regarding recruiting and retention, career development and progression, workplace environment and culture, and organizational engagement and effectiveness.

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Corporate Governance | Board Oversight Responsibilities
Board of Directors’ Role in Succession Planning
One of the Board of Directors’ primary responsibilities is succession planning, not only for the Board but also for senior management, including the CEO. The Board believes that it is critical to have a robust succession planning process—one that also considers talent development and management—and engages in succession planning efforts throughout the year, including a senior management succession planning exercise, to help ensure that appropriate succession plans are in place. Pursuant to its charter, the Governance and Sustainability Committee, which meets regularly and reports back to the Board, oversees the CEO and senior management succession planning process.
▶The succession planning process generally begins with management developing a detailed summary of the key skills and competencies required for all senior management roles. Management then analyzes and summarizes the skills, competencies, and readiness of potential succession candidates across all senior management positions, as well as the pipeline of candidates for other key roles.
▶A detailed review of management’s analysis of the pipeline of candidates for senior management roles is provided to the Board at its annual succession planning session. The Board then discusses the skills, competencies, and readiness levels of succession candidates, and recommends development actions to ensure succession candidates are adequately prepared for planned and sudden transitions.
▶Status updates on succession candidates and development plans are provided to and discussed by the Board at meetings throughout the year.
To support this succession planning process, our directors have regular, ongoing contact with senior management through Board and committee meetings, at which senior management has the opportunity to present on their respective areas of expertise, the annual Board strategy sessions, site visits and train trips, and other venues. This allows the Board to assess succession candidates’ abilities and potential for advancement and also provides these candidates with development opportunities.
In 2025, the selection and appointment of Stephen F. Angel as the CSX President and Chief Executive Officer, as well as a member of the Board, exemplified the efficacy of the Board’s role in succession planning. Over the past year, the Company faced various changes, including shifts in the industry landscape, political and regulatory transitions, dynamic market conditions, and increasing operational demands. In this more complex environment, the Board has remained steadfast in its focus on supporting the Company’s delivery of excellent operational and financial performance. The Company needed executive leadership to translate, on a timely basis, the various CSX initiatives and phases of business transformation into improved performance. These cumulative developments led the Board to make a strategic leadership change after a very deliberate and targeted process. Mr. Angel became the clear choice to lead our Company as we enter our next phase of growth in the current pivotal landscape. He has proven, exceptional business and operational acumen and dexterity and the ability to create shareholder value. The Board maintains its utmost confidence in and strong backing of Mr. Angel’s leadership of the Company.
Following Mr. Angel’s appointment, CSX also announced senior leadership changes designed to strengthen the Company’s strategic focus and advance our long-term growth objectives. Kevin S. Boone has been named Executive Vice President and Chief Financial Officer and Maryclare T. Kenney has been promoted to Senior Vice President and Chief Commercial Officer. In addition, M. Rizwan Chand has been appointed Chief Human Resources Officer. These transitions further reflect the Board’s steadfast focus on succession planning, as well as talent development.

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Corporate Governance | Board Oversight Responsibilities
Board of Directors’ Role in Sustainability Oversight
CSX’s dedication to striving towards industry-leading efficiency, service, and other aspects of sustainability is pursued across the entire Company. The Board, through its committees as detailed in the graphic below and reflected in the committee charters, oversees the Company’s sustainability and social impact strategies and initiatives and receives and responds to updates on priority sustainability goals. Such committees report out to the Board regarding their activities. Additionally, from time to time as appropriate, management provides updates to the full Board on such matters.
Sustainability Framework and Oversight

Board of Directors

EXECUTIVE AND STRATEGY TEAMS Provide strategic oversight

SUSTAINABILITY TEAM
Cross-functional team that sets strategy, manages and coordinates day-to-day activities, measures and monitors progress against key performance indicators, and reviews and applies stakeholder feedback and insights

BUSINESS AND FUNCTIONAL LEADERS Support day-to-day activities

GOVERNANCE AND SUSTAINABILITY COMMITTEE
▶Oversees the Company’s sustainability policies, strategies, and programs, including around climate-related issues such as carbon emissions reduction initiatives and climate action targets
▶Assesses the Company’s sustainability performance and reporting, including an annual review of the Company’s Sustainability Report
▶Oversees the Company’s community affairs activities, including the corporate philanthropy policy
▶Reviews the Company’s political giving policy
▶Evaluates the performance and effectiveness of the Board
▶Recommends changes in Board size, composition, and committee structure
▶Develops, reviews, and recommends changes to governance guidelines, policies, and procedures

COMPENSATION AND TALENT MANAGEMENT COMMITTEE
▶Reviews and approves the Company’s short-term incentive compensation plan design, which contains safety goals, to support the Company’s strategy
▶Oversees the Company’s workforce and human capital management processes, including policies and strategies regarding: recruiting and retention; career development and progression; workplace environment and culture; and organizational engagement and effectiveness
▶Reviews the results of the Company’s employee engagement surveys, as applicable

To strengthen the sustainability expertise on our Board, CSX directors proactively engage in opportunities to stay informed on the changing industry, societal, and regulatory landscapes, stakeholder expectations, and sustainability issues. Sustainability is designated as one of our Board’s key skills and experiences and is considered in Board composition discussions accordingly. Additionally, the Board is periodically informed of evolving stakeholder expectations based on our regular stakeholder engagement efforts concerning sustainability-related matters, as described in more detail below.
Stakeholder Engagement on Our Sustainability Approach
At CSX, we periodically conduct materiality assessments that are designed to ensure our sustainability approach addresses the topics for which CSX has the most impact and that influence our stakeholders. We used a dual materiality approach, gathering internal and external stakeholder perspectives on the significance of our economic, environmental, and social impacts and the substantive influence of our impact on the assessments and decisions of stakeholders. The last assessment indicated increased focus on climate-related risks, supply chain management, and labor rights. Climate change was mentioned by stakeholders as being not only a concern, but also an opportunity for CSX given our position as a low-carbon transportation option.

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Corporate Governance | Shareholder Engagement
Shareholder Engagement
We believe that maintaining strategies, policies, and processes to conduct regular, insightful, and proactive communications with our shareholders is a key component of effective corporate governance that allows the Company to better understand evolving trends and enable strategic decision-making to deliver shareholder value. The Board of Directors and in particular the Governance and Sustainability Committee are keenly focused on overseeing the development and implementation of these strategies, policies, and processes. We conduct and facilitate ongoing shareholder outreach throughout the year to ensure that the Board and management proactively understand and consider our shareholders’ views on important issues. Critically, we are focused on better discerning our shareholders’ concerns and increasing transparency around how we incorporate shareholder feedback in our strategies and programs, as appropriate.
In accordance with our current shareholder outreach and engagement program, senior leaders and subject matter experts from the Company meet routinely with representatives from many of our institutional shareholders to discuss CSX’s performance and strategy, corporate governance practices, executive compensation, and matters that are in the best interests of our broad shareholder base. Members of the Board regularly participate in these meetings, both to gather the valuable feedback from our shareholders and also to engage in constructive dialogue with these shareholders and provide more insight into our decision-making processes.
In addition to our consistent and structured shareholder outreach and engagement efforts, CSX also engages with shareholders and other interested parties through its participation at industry and investment community conferences, investor road shows, and analyst meetings. In recent years, the Company has expanded its international outreach, connecting with investors in Europe, Latin America, Asia, and Australia. Overall, in 2025, CSX hosted meetings with more than 270 unique firms, representing over $51 trillion of assets under management.
By utilizing a multitude of formats to engage various shareholders at different moments in time, we believe that we are better equipped to understand evolving trends and enable strategic decision-making that delivers on shareholder needs and expectations. The below chart demonstrates our general annual shareholder engagement timeline, though it does not necessarily capture our above-mentioned participation at industry and investment community conferences, investor road shows, and analyst meetings and other forms of varied outreach and engagement.
Interested parties who wish to communicate with the Board, a particular director, or management may forward appropriate correspondence, at any time, to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202. Pursuant to procedures established by the non-management directors of the Board, the Office of the Corporate Secretary will forward appropriate correspondence to the Board or a particular director. Appropriate correspondence generally includes any legitimate, non-harassing inquiries or statements.
CSX is providing this information to ensure that it is communicating proactively and maintaining transparency with its shareholders. On January 7, 2026, the Company notified the SEC staff that it had a reasonable basis to exclude a shareholder proposal based on the provisions of Rule 14a-8, prior published guidance and/or judicial decisions. As explained in the letter to the SEC staff, the proposal requested that the Company adopt a mandatory director resignation policy such that directors who fail to obtain a majority vote must resign within nine months. The Company believes that the proposal was substantially implemented under Rule 14a-8(i)(10) because it already has a majority voting standard for the election of directors with a mandatory resignation policy. In addition, the Company believes that the restrictions in the proposal violated Virginia law, as supported by the opinion of Virginia counsel attached to the SEC letter, and therefore the proposal was properly excluded under Rule 14a-8(i)(2). On January 14, 2026, the SEC staff responded that it will not object if the Company excludes the shareholder proposal from this proxy statement. A copy of the letter submitted to the SEC staff that includes the detailed reasoning described above, including references to applicable SEC no-action precedents, is available at: https://www.sec.gov/files/corpfin/no-action/14a-8/cheveddencsx11426.pdf.

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Corporate Governance | Shareholder Engagement

Before the Annual Meeting	1	The Annual Meeting	2	After the Annual Meeting	3	Off-Season Outreach and Engagement	4

▶Strategize on how to continue incorporating shareholder feedback into our policies and practices
▶Publish our Annual Report and Proxy Statement
▶Review and address stakeholder input on our Proxy Statement, including from proxy advisory firm reports
▶Contact and engage with our largest shareholders, seeking feedback on matters presented for their consideration in advance of their votes at the Annual Meeting

▶Host our Annual Meeting and engage with shareholders in attendance at the meeting
▶Receive the voting results
▶Begin evaluating and discussing how our shareholders voted on our proposals at the Annual Meeting, noting possible areas for change or improvement

▶Develop a tailored approach to our upcoming off-season outreach efforts
▶Design responsive changes in light of the votes and feedback
▶Review corporate governance trends, regulatory developments, and our corporate governance documents, policies, and practices

▶Contact and engage with our key shareholders to better understand their viewpoints
▶Note and discuss internally, at various levels of leadership and across departments, significant issues or concerns, if any
▶Review policy updates from our stakeholders, including proxy advisory firms, and solicit related input on our policies and practices
▶Assess and incorporate feedback from these contacts

▲

Though we conduct shareholder outreach and engagement efforts when there is increased shareholder focus or concern around a specific governance, executive compensation-related, or business matter, we have also continued these efforts even when we are not aware of any such significant concern. Our ongoing, comprehensive, and proactive engagement with our shareholders underscores the intrinsic value that we place on shareholder feedback and our ongoing commitment to and responsiveness in our decision-making processes.
The following tables detail our 2025-2026 shareholder outreach and engagement efforts, the main shareholder feedback that we received, and our response. Additional information on these efforts focused on our executive compensation program is provided in the “Say on Pay and Shareholder Engagement” subsection of the CD&A section below on page 64 of this Proxy Statement.

Our 2025-2026 Shareholder Outreach and Engagement Efforts

OUTREACH AND ENGAGEMENT DESIGN OVERVIEW	CSX PARTICIPANTS

	▶Governance and Sustainability Committee Chair ▶Compensation and Talent Management Committee Chair ▶Chief Legal Officer	▶Head of Investor Relations and Communications ▶Leaders from different departments, such as legal and total rewards

Through our outreach efforts before the 2025 Annual Meeting, we contacted the governance teams of 16 key shareholders representing approximately 42% of outstanding shares.* We received a meeting declination (with investors indicating that they have no concerns) from or met with the governance teams of 10 of these shareholders representing approximately 31% of outstanding shares.*
Through our off-season outreach efforts after the 2025 Annual Meeting, we contacted the governance teams of 24 of our largest shareholders representing approximately 44% of outstanding shares.* We received feedback from or met with the governance teams of 13 of these shareholders representing approximately 30% of outstanding shares.*

AREAS OF FOCUS

	▶Executive compensation ▶Board composition ▶Board oversight of succession planning ▶Board oversight of strategy	▶Leadership transitions ▶Company performance ▶Director commitments

*Based on ownership as of December 31, 2024 for outreach before the 2025 Annual Meeting and as of September 30, 2025 for off-season outreach.

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Corporate Governance | Shareholder Engagement

What We Heard	How We Responded

EXECUTIVE COMPENSATION:
▶Continued support for our ongoing commitment to proactive and transparent disclosures on our program, as well as for our rigor in evaluating an executive’s individual performance in our short-term incentive compensation plan and in the goal-setting process for all our incentive plans;
▶No particular concerns around our 2025 compensation decisions, including the modest increases in compensation provided to our NEOs and former CEO and the adjustments to the calculation of certain financial metrics in our 2024 incentive plans to exclude a non-cash goodwill impairment charge which resulted in adjusted payouts; and
▶Additional questions around certain performance measures in our incentive plans, specifically on our continued use of safety metrics and our Economic Profit financial metric, with a preference for simplicity in plan design, as well as one shareholder again expressing a preference for the use of longer vesting periods for certain of our equity awards and one shareholder asking whether we would disclose forward-looking long-term incentive plan targets

▶Steadfast commitment to fulsome and specific disclosure of the performance measures utilized in our incentive plans as reflected in the CD&A section of this Proxy Statement
▶For 2026, simplified our short-term incentive compensation plan to Operating Income, Operating Margin, and Safety measures. The focus on these critical metrics reflects and supports the central task of the Company, which is running our railroad safely, reliably, and profitably
▶For 2026, replaced metrics in our long-term incentive plan with Return on Invested Capital and Relative Total Shareholder Return as measures for Performance Units, weighted at 60% and 40%, respectively. This change is directly responsive to shareholder feedback and aligns with the Company’s objective of profitable growth and long-term value creation
▶Maintained a stringent approach in evaluating an executive’s individual performance in our short-term incentive compensation plan and in the goal-setting process for all our incentive plans
▶Continued proactive, robust disclosure on current-year compensation decisions
▶Considered and implemented feedback from our 2025-2026 shareholder outreach and engagement efforts in our plan design process
▶Explained that forward-looking long-term incentive plan targets are not disclosed for proprietary and competitive harm reasons

BOARD COMPOSITION AND DIRECTOR COMMITMENTS:
▶Continued support for our governance, policies, and practices related to Board composition, such as our enhanced annual evaluation of Board performance, as well as for our thorough and updated disclosure and explanation of the Board’s assessment of the commitments of our Board Chair; and
▶Additional questions on our Board members’ attributes and perspective on the commitments of our Board Chair, as well as our overall balance

▶Updated enhanced disclosures in the “Board Nomination Process and Qualifications” section of this Proxy Statement, including around Board composition, refreshment, diversity, and key skills and experiences
▶Rotated the committee membership for several of our directors, which we believe allows for new perspectives, improved functionality, and a more balanced and effective structure
▶Discussed in our engagement meetings and disclosed in the “Director Commitments” section of this Proxy Statement our updated rationale for our continued support of our Board Chair

BOARD OVERSIGHT OF SUCCESSION PLANNING; LEADERSHIP TRANSITIONS:
▶Questions around our Board’s oversight of succession planning, especially as it relates to the Company’s leadership transitions in 2025—with particular focus on the timing and rationale and broad support for the transitions

▶Discussed in our engagement meetings and disclosed in the “Board of Directors’ Role in Succession Planning” section of this Proxy Statement context around the Board’s role in the Company’s leadership transitions in 2025
▶Maintained a robust succession planning process generally and engaged in succession planning efforts throughout the year

BOARD OVERSIGHT OF STRATEGY; COMPANY PERFORMANCE:
▶Questions around our Board’s oversight of strategy, especially in relation to the recent shifts in the industry landscape, as well as on the Company’s operational and financial performance and ability to drive growth and value

▶Discussed in our engagement meetings and disclosed in the updated “Board of Directors’ Role in Strategy Oversight” section of this Proxy Statement the Board’s approach to this critical responsibility
▶Increased, consistent, and proactive engagement between the Board and senior management and among the directors, especially given the challenges and more complex environment last year
▶The Board made a strategic leadership change, to better position the Company as we enter our next phase of growth in the current pivotal landscape

2026 Proxy Statement	48

Corporate Governance | Corporate Governance Practices
Corporate Governance Practices
Principles of Corporate Governance
Our Board of Directors is committed to sound and effective corporate governance principles and practices that facilitate the fulfillment of its fiduciary duties to the Company and our shareholders. The Board has adopted Corporate Governance Guidelines that reflect the high standards that customers, suppliers, investors, employees, and others should expect. Key corporate governance principles observed by the Board and the Company include, but are not limited to:
Annual Director Nomination
Annual nomination of a slate of directors for election to the Board, a substantial majority and the Chair of which are independent, as that term is defined in the applicable NASDAQ listing standards
Majority Voting Standard
Majority voting standard for election of directors and director resignation policy
Qualification Guidelines for Director Candidates
Qualification guidelines for director candidates and review of each director’s performance and continuing qualifications for Board membership
Independent Board Committees
Audit Committee, Compensation and Talent Management Committee, and Governance and Sustainability Committee comprised solely of independent directors
Annual Performance Evaluation
Annual evaluation of Board and committee performance
Director Commitments Policy
Meaningful limitations on directors’ service on other public company boards
Succession Planning
Regular succession planning and effective leadership transitions at the CEO and executive management levels
No “Poison Pill”
No “poison pill” (shareholder rights plan), and adoption of a Policy Regarding Shareholder Rights Plans, establishing parameters around the adoption of any future shareholder rights plan, including the expiration of any such plan within one year of adoption if the plan does not receive shareholder approval or ratification
Proxy Access
Proxy access for director candidates nominated by shareholders reflecting standard market practices

OTHER GOVERNANCE BEST PRACTICES:

▶Separation of the roles of Chair of the Board and CEO
▶Regular executive sessions of independent directors
▶Board access to independent advisors
▶Stock ownership guidelines for directors and officers
▶Shareholder rights to call special meetings
▶Policy against hedging and pledging of CSX common stock
▶Pay-for-performance alignment
▶Robust shareholder outreach and engagement program

CSX’s Corporate Governance Guidelines and Code of Ethics are available on the Company’s website at http://investors.csx.com under the heading “Governance Documents.” Shareholders may also request a free copy of any of these documents by writing to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202. The Company intends to disclose any waivers of or amendments to the Code of Ethics that apply to our directors or executive officers on CSX’s website at http://www.csx.com within the time period required by the SEC. There were no waivers to the Code of Ethics in 2025.

49	2026 Proxy Statement

Corporate Governance | Corporate Governance Practices
Annual Evaluation of Board Performance
As is reflected in our policy on the evaluation of the Board and Board committees in the CSX Corporate Governance Guidelines, the Board of Directors believes that an annual review of its performance as a whole and of its individual directors is essential for ensuring overall effectiveness—including fulfillment of its oversight responsibilities, strategic planning, and communications—and identifying areas for improvement. Such annual self-evaluation is also a key factor in our director nomination process and succession planning. As per our policy, the Governance and Sustainability Committee is responsible for developing and recommending the annual evaluation process to the Board, and has continued to enhance the Board’s self-evaluation process based on director feedback, best practices, and advice from outside, independent consultants.
The Board has enhanced its evaluation process by engaging a third-party facilitator to conduct confidential interviews every third year, supplemented by a peer assessment questionnaire. In the interim years, the Governance and Sustainability Committee recommended that the Board conduct its evaluation via a confidential questionnaire. During such interim years, the Chair of the Governance and Sustainability Committee also meets with each individual director to gather additional feedback. For 2025, the Board and director evaluation process was administered as follows:

EVALUATION PROCESS	EVALUATION TOPICS

1. EVALUATION FORMAT
The evaluation process is intended to gather feedback regarding:
▶Board oversight of strategy
▶Board composition and structure
▶Director qualifications and engagement
▶Board oversight of risks
▶Committee duties and responsibilities
▶Board and committee leadership, including time and capacity
▶Meetings and materials, including discussion topics
▶Board interaction with management
▶Overall Board vision and functionality

▶The evaluation process consisted of: confidential questionnaires designed to evaluate the performance of the Board as a whole and, as per our policy, the performance of each of its committees; and meetings between the Chair of the Governance and Sustainability Committee and each individual director designed to gather additional feedback.

2. CONDUCT EVALUATION
▶Confidential questionnaires were sent to our directors in December 2025. The Chair of the Governance and Sustainability Committee then met with each individual director in early 2026.

3. REVIEW FEEDBACK

▶The feedback received from the confidential questionnaires was compiled on an anonymous basis and provided to the Chair of the Board and the Chair of the Governance and Sustainability Committee, with any committee-level feedback provided to the respective committee Chairs. In accordance with our policy, this feedback was then discussed by the Board and each committee in executive session during their respective meetings in February 2026.
▶The Chair of the Governance and Sustainability Committee also relayed the feedback that she collected from the one-on-one meetings, as appropriate.

4. IMPLEMENT OUTCOME
▶Following the review of evaluation results, the Board considered areas of improvements to enhance its oversight.

2026 Proxy Statement	50

Corporate Governance | Corporate Governance Practices
Board Education and Engagement
Developing and maintaining a comprehensive understanding of the Company’s business, as well as the rail industry in general, is crucial to the Board’s decision-making responsibilities in its oversight role of strategy, operations, and risk. To cultivate well-informed directors, the Board is provided various opportunities to broaden its knowledge through robust orientation programs for new directors, in-depth presentations by management at Board and committee meetings, and in other venues, external educational opportunities, and ongoing engagement with various stakeholders.
Directors also participate in Company initiatives, such as civic and philanthropic events and projects to support our social and community impact efforts and Business Resource Group events to connect with our employees.

Director Onboarding	Access to Management	Shareholder Engagement

Upon election to the Board, new directors are promptly provided in-depth, one-on-one orientation sessions with senior management and other management with expertise in specific areas across the organization to gain a deeper understanding of all aspects of the business, as well as general Company and corporate governance practices. These orientations often include site visits to locations important to the Company’s operations.

Senior management maintains regular contact with the Board and make themselves available for discussions outside of Board and committee meetings. Specifically, management also interacts with directors through Board strategy sessions, site visits and train trips, and other venues. Additionally, committee chairs meet with the members of management responsible for preparing agendas and related materials prior to each meeting to ensure alignment.

The Board believes engagement with shareholders provides an invaluable opportunity to understand shareholder perspectives and gain insights into the topics most important to shareholders. With the support of management, members of the Board, including the Chairs of the Governance and Sustainability and the Compensation and Talent Management Committees, regularly participate in shareholder engagement meetings. Additional information on the Board’s role in shareholder engagement can be found on page 46.

CEO Briefings	Continuing Education	Site Visits

The CEO meets in executive session with the Board at every meeting to brief the Board on significant new and ongoing matters that impact the Company. In those months where a Board meeting is not held, the CEO regularly communicates with the Board to provide information necessary for the Board to fulfill its oversight responsibilities.

To reinforce the Board’s knowledge and ensure directors remain fully informed in evolving economic, regulatory, and corporate governance landscapes, CSX encourages directors to periodically attend external director education programs. In-house programs, such as the annual accounting workshop delivered to the Audit Committee by the Company’s independent auditors, are also offered. Additionally, the Company maintains memberships with organizations that provide regular publications, as well as virtual and in-person learning opportunities, from which the Board benefits.

CSX believes that field visits are an excellent opportunity to provide the Board with hands-on experiences and tangible insights into the business of the Company, including the perspectives of our various stakeholders. Periodically, Board meetings are held at different locations across the CSX network to facilitate these opportunities. For example, within the past couple of years, the full Board has been given a tour of the Company’s operations at the Port of Savannah and joined a train trip through the Savannah area.

51	2026 Proxy Statement

Corporate Governance | Corporate Governance Practices
Transactions with Related Persons and Other Matters
CSX operates under a Code of Ethics that requires all employees, officers, and directors, without exception, to avoid engaging in activities or relationships that conflict, or would be perceived to conflict, with the Company’s interests or adversely affect its reputation. It is understood, however, that certain relationships or transactions may arise that would be deemed acceptable and appropriate upon full disclosure of the transaction, following review to ensure there is a legitimate business reason for the transaction and that the terms of the transaction are no less favorable to CSX than could be obtained from an unrelated person. The Audit Committee is responsible for oversight, review, and approval or ratification of all transactions with related persons. CSX has not adopted written procedures for reviewing, approving, or ratifying “Related Person Transactions”, as such transactions are identified in Item 404 of Regulation S-K, but generally follows the procedures described below in accordance with Item 404 of Regulation S-K.
On an annual basis, in response to the Directors and Officers Questionnaire (the “Questionnaire”), each director, director nominee, and executive officer submits to the Company’s Corporate Secretary a description of any current or proposed Related Person Transactions. Directors and executive officers are expected to notify the Corporate Secretary of any updates to the list of Related Person Transactions during the year. If Related Person Transactions are identified, those transactions are reviewed by the Audit Committee. The Audit Committee will evaluate Related Person Transactions based on:
▶Information provided to the Board during the required annual affirmation of independence;
▶Applicable responses to the Questionnaires submitted to the Company; and
▶Any other applicable information provided by any director or executive officer of the Company, or obtained through internal database queries.
In connection with the review, approval, or ratification of any Related Person Transaction, the Audit Committee will consider whether the transaction will be a conflict of interest or give the appearance of a conflict of interest. In the case of any Related Person Transaction involving an outside director or nominee for director, the Audit Committee will also consider whether the transaction will compromise the director’s status as an independent director as prescribed in the applicable NASDAQ listing standards.
During 2025, there were no Related Person Transactions, as defined above.

2026 Proxy Statement	52

Corporate Governance | Director Compensation
Director Compensation
Our Board of Directors reviews and sets compensation for non-employee directors based on the annual review and recommendation of the Governance and Sustainability Committee. Director compensation includes both cash and stock-based components. In recommending the amount and form of director compensation, the Governance and Sustainability Committee considers, among other factors, peer benchmarking data and the level of compensation necessary to attract and retain qualified directors.
As part of this annual review and recommendation, Pay Governance, LLC, an independent compensation consultant, presents a benchmarking report on director compensation for the same peer group of companies approved by the Compensation and Talent Management Committee for determining compensation for our executives, as well as for a larger group of S&P 500 companies. After reviewing the information presented by Pay Governance, LLC, as well as other public information on the topic, the Governance and Sustainability Committee evaluates the plan design and compensation levels to ensure that they are consistent with market trends and makes recommendations of any appropriate changes to the Board.
Elements of Director Compensation
The following chart shows our director cash and equity compensation for fiscal year 2025. In early 2025, the Governance and Sustainability Committee reviewed our non-employee director compensation levels and recommended adjustments, effective for 2025, to bring such levels in line with market practice among our peers. Non-employee directors also are eligible to receive other compensation and benefits as discussed below. The CEO does not receive compensation for his services as a director.

Base Compensation
	Annual Cash Retainer	Annual Equity(1)

Incremental Amount Above Base Compensation for Board Leadership Roles
	Non-Executive Chair of the Board Equity(2)	Audit Committee Chair Cash Retainer	Governance and Sustainability Committee Chair Cash Retainer

		Compensation and Talent Management Committee Chair Cash Retainer	Finance Committee Chair Cash Retainer

(1)Annual grant of fully-vested CSX common stock in the amount of $190,000 granted on February 14, 2025, with the number of shares based on the closing price of CSX common stock on the date of grant.
(2)Annual grant of fully-vested CSX common stock in the amount of $250,000 granted on February 14, 2025, with the number of shares based on the closing price of CSX common stock on the date of grant.
Each non-employee director was eligible to defer all or a portion of his or her director’s fees in 2025, including cash and equity compensation, under the CSX Directors’ Deferred Compensation Plan (the “Directors’ Plan”). Cash deferrals are credited to an unfunded account and invested in various investment choices or deferred as shares of CSX common stock. The investment choices parallel the investment options offered to employees under CSX’s 401(k) plan. Equity deferrals are automatically held as outstanding shares in a trust, with dividends credited in the form of additional shares.
In 2025, the Board also formed a special subcommittee of the Board to help facilitate the preparedness of the Board and management, in light of the state of the business and the Company’s performance as well as potential strategic transactions or activities (the “Subcommittee”). This Subcommittee met frequently, sometimes on a weekly basis, and maintained a significant workload, which expanded to include CEO succession planning and ultimately our CEO leadership transition. The Board approved monthly incremental compensation of $5,000 payable to each member of the Subcommittee, with monthly incremental compensation of $10,000 payable to the Chair of the Subcommittee, for the months during which the Subcommittee’s obligations were significant. This incremental compensation is reflected in the “Directors’ Compensation Table” below.
Matching Gift Program and Other Benefits
Non-management directors may participate in the CSX Directors’ Matching Gift Program, which is considered an important part of CSX’s philanthropy and community involvement. CSX will match director contributions to organizations that qualify for support under Company guidelines, up to a maximum annual CSX contribution of $50,000 per non-employee director per year. During 2025, 32 philanthropic organizations collectively received $432,150 under our Directors’ Matching Gift Program.

53	2026 Proxy Statement

Corporate Governance | Director Compensation
Non-management directors who contribute to the CSX Good Government Fund (“GGF”), the Company’s political action committee (“PAC”), may also participate in the CSX PACMatch Program. Through this program, every dollar contributed to the CSX GGF at $25 and above is matched by the Company and donated to a federally registered charity of choice, up to a maximum annual CSX contribution of $5,000 per non-employee director per year. During 2025, six philanthropic organizations collectively received $30,000 under our PACMatch Program from non-management director contributions.
2025 Directors’ Compensation Table
The following table summarizes the compensation of each of the non-employee directors in 2025.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Donna M. Alvarado	47,500	190,009	64,637	302,146
Ann D. Begeman	140,000	190,009	—	330,009
Thomas P. Bostick	130,000	190,009	19,700	339,709
Anne H. Chow	130,000	190,009	45,950	365,959
Steven T. Halverson	180,000	190,009	55,000	425,009
Paul C. Hilal	155,000	190,009	50,000	395,009
David M. Moffett	180,000	190,009	50,000	420,009
Linda H. Riefler	200,000	190,009	55,000	445,009
Suzanne M. Vautrinot	130,000	190,009	26,500	346,509
James L. Wainscott	130,000	190,009	55,000	375,009
J. Steven Whisler	175,000	190,009	55,000	420,009
John J. Zillmer	155,000	440,017	—	595,017
(1)Fees Earned or Paid in Cash – Includes a base cash retainer of $130,000 and any additional committee chair fees Subcommittee incremental compensation earned in 2025. Mr. Whisler elected to defer 100% of his cash retainer and fees in the form of CSX stock into the Directors’ Plan. Ms. Alvarado retired from the Board in May 2025 and Ms. Begeman joined the Board in late January 2025.
(2)Stock Awards – Amounts disclosed in this column are based on the February 14, 2025 grant date fair value of the annual stock grant to directors, and in the case of Mr. Zillmer, an additional grant for services as Non-Executive Chair of the Board, in each case calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The number of shares granted was based on an award of $190,000 or $250,000, as applicable, divided by the closing price of CSX common stock on the date of grant. All such stock awards to directors vested immediately upon grant. The numbers of shares deferred by the directors into the Directors’ Plan that were outstanding as of December 31, 2025 (including reinvested dividends on such shares) were as follows:

Name	Stock Awards Deferred through the CSX Directors’ Deferred Compensation Plan
Donna M. Alvarado	109,762
Ann D. Begeman	—
Thomas P. Bostick	21,862
Anne H. Chow	5,785
Steven T. Halverson	331,705
Paul C. Hilal	—
David M. Moffett	66,113
Linda H. Riefler	27,995
Suzanne M. Vautrinot	35,247
James L. Wainscott	—
J. Steven Whisler	44,172
John J. Zillmer	—
(3)All Other Compensation – Reflects Company matches under the CSX Directors’ Matching Gift Program, in the following amounts: $50,000 for each of Messrs. Halverson, Hilal, Moffett, Wainscott, and Whisler and Mses. Alvarado and Riefler; $45,950 for Ms. Chow; $21,500 for Ms. Vautrinot; and $14,700 for Mr. Bostick. Amounts in this column also reflect Company matches under the CSX PACMatch Program and a retirement gift provided to Ms. Alvarado by the Company.
Stock Ownership Guidelines
Our Board of Directors has adopted stock ownership guidelines—contained in the CSX Corporate Governance Guidelines—to better align the interests of non-employee directors with the interests of shareholders. Specifically, a non-employee director is expected to acquire and hold an amount of CSX common stock equal in value to five times the amount of such non-employee director’s annual cash retainer. All non-employee directors who have served on the Board for five or more years since their election have held a sufficient number of shares to satisfy these guidelines.

2026 Proxy Statement	54

ITEM 2	Ratification of Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, retention, compensation, and oversight of the Independent Registered Public Accounting Firm retained to audit the Company’s financial statements. Pursuant to this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the Independent Registered Public Accounting Firm’s qualifications, performance, and independence. When considering the Independent Registered Public Accounting Firm’s independence, the Audit Committee specifically considers non-audit fees and services. Additionally, the Audit Committee periodically considers whether there should be a rotation of the Independent Registered Public Accounting Firm. Furthermore, in conjunction with the mandated rotation of the Independent Registered Public Accounting Firm’s lead engagement partner, the Audit Committee and its Chair were directly involved in the selection of the Independent Registered Public Accounting Firm’s lead engagement partner.
At the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP (“EY”) as the Company’s Independent Registered Public Accounting Firm to audit and report on CSX’s financial statements for the fiscal year ending December 31, 2026. EY or its predecessors have continuously served as the Company’s Independent Registered Public Accounting Firm since 1981. The Audit Committee and the Board of Directors believe that the continued retention of EY as the Company’s Independent Registered Public Accounting Firm is in the best interests of the Company and its shareholders.
Shareholder ratification of this appointment is not required. If shareholders do not ratify this appointment, however, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion, together with the Board, may appoint a different Independent Registered Public Accounting Firm at any time during the fiscal year if it is determined that such a change would be in the best interests of CSX and its shareholders.
EY has no direct or indirect financial interest in CSX or in any of its subsidiaries, nor has it had any connection with CSX or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. Representatives of EY will participate in the Company’s Annual Meeting and will be afforded an opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

The Board unanimously recommends that the shareholders vote FOR this proposal.

55	2026 Proxy Statement

Audit Matters | Fees Paid to Independent Registered Public Accounting Firm
Fees Paid to Independent Registered Public Accounting Firm
EY served as the Independent Registered Public Accounting Firm for the Company in 2025. The Audit Committee was responsible for the audit fee negotiations associated with the retention of EY. Fees paid to EY were as follows:

	2024	2025
Audit Fees: Includes fees associated with the integrated audit, testing internal controls over financial reporting (SOX 404), the reviews of the Company’s quarterly reports on Form 10-Q, statutory audits, consultations, and services related to SEC filings.	$5,700,000	$4,489,000
Audit-Related Fees: Includes audits of employee benefit plans, accounting system pre-implementation review services, and agreed-upon procedures.	$968,000	$1,642,000
Tax Fees: Includes fees for tax compliance and tax advice and planning.	$—	$—
All Other Fees: Includes fees for advisory services for non-audit projects. The Audit Committee has concluded that the services covered under the caption “All Other Fees” are compatible with maintaining EY’s independent status.	$35,000	$36,000
Pre-Approval Policies and Procedures
The Audit Committee is responsible for the approval of all services performed by EY. The Chair of the Audit Committee has the authority to approve all engagements that will cost less than $250,000 and, in such cases, will report any pre-approvals to the full Audit Committee for ratification at its next scheduled meeting. All engagements expected to cost $250,000 or more require pre-approval of the full Audit Committee. In addition, it is Company policy that tax and other non-audit services should not equal or exceed base audit fees plus fees for audit-related services. In 2024 and 2025, all services performed by EY were pre-approved.

2026 Proxy Statement	56

The following Report of the Audit Committee will not be deemed “soliciting material” or “filed” with the SEC, and will not otherwise be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement or any portion hereof into any previous or future filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that the Company incorporates it by specific reference.
The primary duties and responsibilities of the Audit Committee include:
▶Overseeing the Company’s accounting and financial reporting processes and the audits of the financial statements on behalf of the Board of Directors; and
▶Assisting the Board with oversight of:
(i)The integrity of the Company’s financial statements and accounting methodology;
(ii)The Company’s internal controls over financial reporting;
(iii)The Company’s business and enterprise risk management processes;
(iv)The Company’s compliance with legal and regulatory requirements;
(v)The independent auditors’ qualifications, independence, and performance; and
(vi)The performance of the Company’s internal audit function.
Management has the primary responsibility for the preparation, presentation, and integrity of the Company’s financial statements, establishing and maintaining effective internal control over financial reporting and assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited and interim financial statements, which included discussions on the quality of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
During 2025, the Audit Committee was comprised solely of independent directors as defined by applicable NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act of 1934. The members of the Audit Committee in 2025, together with appointment dates and meeting attendance, are set forth below:

Members	Committee Member Since	Attendance at Full Committee Meetings During 2025
David M. Moffett, Chair	May 2015	10/10
Donna M. Alvarado*	August 2006	5/5
Steven T. Halverson	May 2009	10/10
Suzanne M. Vautrinot	December 2019	10/10
James L. Wainscott	May 2025	5/5
J. Steven Whisler	May 2011	10/10
*Ms. Alvarado retired from the Board, and its committees, in May 2025.
The meetings of the Audit Committee are designed to facilitate and encourage communication among the Audit Committee, management, including the Company’s internal audit function, and the Company’s Independent Registered Public Accounting Firm. The Audit Committee discussed with the Company’s internal auditors and Independent Registered Public Accounting Firm the overall scope of and plans for their respective audits. The Audit Committee meets with the internal auditors and the Independent Registered Public Accounting Firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls over financial reporting, and the overall quality of the Company’s financial reporting.

57	2026 Proxy Statement

Report of the Audit Committee
Each year, the Audit Committee evaluates the qualifications, performance, and independence of the Company’s Independent Registered Public Accounting Firm, and determines whether to re-engage the current Independent Registered Public Accounting Firm. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the Independent Registered Public Accounting Firm and the Independent Registered Public Accounting Firm’s capabilities, technical expertise, and knowledge of the Company’s operations and industry. Based on this evaluation, the Audit Committee has retained EY as the Company’s Independent Registered Public Accounting Firm for 2026. Although the Audit Committee has the authority to appoint the Independent Registered Public Accounting Firm, the Audit Committee intends to continue to recommend that the Board ask shareholders to ratify the appointment of the Independent Registered Public Accounting Firm at the Annual Meeting.
EY, the Company’s Independent Registered Public Accounting Firm for 2025, is responsible for expressing an opinion that: (i) the Company’s consolidated financial statements present fairly, in all material respects, the financial position, results of operations, and cash flows in conformity with generally accepted accounting principles in the United States; and (ii) the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2025.
In this context, the Audit Committee has:
(i)Reviewed and discussed with management the audited financial statements for the year ended December 31, 2025;
(ii)Discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;
(iii)Discussed with EY Critical Audit Matters that arose during the year;
(iv)Received from EY the written disclosures and the letter regarding auditors’ independence required by the applicable provisions of the PCAOB and discussed EY’s independence with them; and
(v)Reviewed and discussed with management and EY the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and EY’s audit of the Company’s internal control over financial reporting.
Based on its review and the discussions described above, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the 2025 Annual Report on Form 10-K for filing with the SEC.

David M. Moffett, Chair February 25, 2026	Steven T. Halverson	Suzanne M. Vautrinot	James L. Wainscott	J. Steven Whisler

2026 Proxy Statement	58

ITEM 3	Advisory (Non-Binding) Vote to Approve the Compensation of CSX’s Named Executive Officers

CSX is providing shareholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers (the “NEOs”), which is disclosed pursuant to Item 402 of Regulation S-K and described in the CD&A section, the accompanying compensation tables, and the related narrative disclosures in this Proxy Statement. Accordingly, the following resolution will be submitted for a shareholder vote at the Annual Meeting:
“RESOLVED, that the shareholders of CSX Corporation (the “Company”) approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in the Proxy Statement.”
The Company currently holds an advisory vote on the compensation of the Company’s NEOs on an annual basis (in accordance with the results of the advisory shareholder vote held at the Company’s 2023 Annual Meeting to determine the frequency of an advisory vote on NEO compensation) and will continue to hold the vote annually until the next frequency vote is held (which is not required until 2029).
As described in the CD&A section of this Proxy Statement, the Company’s executive compensation program is designed to align executive pay with the Company’s financial performance and the creation of sustainable long-term shareholder value. The compensation program is structured to provide a competitive level of compensation necessary to attract, engage, and reward talented and experienced executives and to motivate them to achieve short and long-term strategic goals. In order to align executive pay with the Company’s financial performance and the creation of sustainable long-term shareholder value, a significant portion of the compensation paid to our NEOs is allocated to performance-based, long-term equity incentive awards. The Company makes compensation payout decisions based on an assessment of the Company’s performance, as well as the performance of each NEO, against goals that promote CSX’s success.
Shareholders are urged to read the CD&A section, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement, which more thoroughly discuss the Company’s compensation policies and practices. The Compensation and Talent Management Committee and the Board of Directors believe that these policies and practices are effective in implementing the Company’s overall pay-for-performance compensation philosophy and are reflective of shareholder interests.
While this advisory vote is required by law, it will neither be binding on the Company, the Compensation and Talent Management Committee, or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duties on, the Company or the Board. The Board and the Compensation and Talent Management Committee will consider the outcome of the vote when developing the future executive compensation program. The Company currently intends to hold the next advisory (non-binding) vote to approve NEO compensation at its 2027 Annual Meeting.

The Board unanimously recommends that the shareholders vote FOR this proposal.

59	2026 Proxy Statement

The Compensation and Talent Management Committee (the “Committee”) maintains its steadfast focus on developing and overseeing a compensation strategy and design that attracts, retains, and motivates exceptional talent as CSX seeks to be the best-run railroad in North America—operating safely, reliably, and profitably, with excellent customer service and the highest integrity. We aim to appropriately incent employee behaviors that drive financial and operational excellence and long-term value creation for our shareholders. We also take seriously our responsibility to support and oversee executive talent and leadership development.
Our job is to routinely review and update the compensation program to make sure it fits our objectives, aligns with the Company strategy, and follows best governance practices. To be most effective, we believe that incentives must be straightforward and reward efforts that directly impact performance results. We recognize and deeply appreciate that, in addition to our senior management team and independent compensation consultant, our shareholders provide valuable feedback on our compensation design. As reflected in our engagement efforts and responsive changes over recent years, we regularly solicit shareholder feedback in connection with our executive compensation program and seek to ensure that our decision-making process considers and, as appropriate, incorporates this input. Our shareholders’ desire for us to be transparent and proactive with our actions. This has strengthened our commitment to ongoing shareholder engagement and providing clear explanations of the Company’s compensation program, initiatives, and changes—including via thorough disclosure in this Proxy Statement. You can share your thoughts with us anytime by writing to the Corporate Secretary at CSX Corporation, 500 Water Street, C160, Jacksonville, Florida 32202.
Our job is also to review the Company’s talent management and leadership development efforts, which are grounded in our culture. CSX has made tremendous progress over the last few years at strengthening the culture and stabilizing the workforce. As a Committee, we have supported the reinforcement of programs that encourage employee engagement and improve collaboration across the Company. We continue to firmly believe that a strong, high-performing corporate culture not only promotes employee health, safety, and well-being, but also inspires employees to deliver great service to our customers, creating value for all our stakeholders.
CSX strategy is focused on operational excellence, cost discipline, and prudent use of capital. We, as a Committee, will keep reviewing, approving, and monitoring policies, practices, and plans to help the Company achieve its strategic aims and maximize value for our shareholders.
Incentivizing Excellent Performance and Value Creation
Over recent years, we have committed to more fulsome and specific disclosure of our executive compensation more generally and our incentive plans and performance measures and payouts more specifically. We thus seek to provide a description of, as well as our rationale for, various changes that we have made to our 2026 incentive compensation plans. Though we regularly assess these plans and consider design updates in the best interests of the Company, we felt that implementing these changes now, based on our leadership transition and shareholder feedback, is fitting given the re-focused strategy at CSX and the demands of the broader environment.
For our 2026 short-term incentive compensation plan, known as our MICP, we have:
▶Continued to utilize Operating Income and Operating Margin as financial metrics since they align with our business strategy and enable actions employees can proactively take to directly impact the business;
▶Continued to include FRA Personal Injury and Train Accident rates as metrics that support our safety culture;
▶Streamlined, simplified, and clarified the design by removing Initiative-based Revenue Growth, Trip Plan Compliance, and Fuel Efficiency. We recognize that achieving on these removed measures remains important to the Company’s success, so we will continue to review and monitor progress on these metrics;
▶Continued to have a performance range that reflects the sustained dynamic macro-environment and incents participants with a reasonable opportunity to achieve results; and
▶Maintained the individual performance modifier feature, the downward or upward application of which is informed by the performance management process and, for NEOs, will be explained through robust disclosures if applied.

2026 Proxy Statement	60

Letter from the Compensation and Talent Management Committee
For our 2026-2028 long-term incentive plan, known as our LTIP, we have:
▶Replaced the Average Annual Operating Income Growth Rate and Economic Profit performance measures with Return on Invested Capital (“ROIC”) and Relative Total Shareholder Return (“rTSR”) as measures for Performance Units, weighted at 60% and 40%, respectively. ROIC, which is a more commonly used measure in these types of plans and is easier to comprehend, measures how effectively capital is used to generate profits, aligning to the Company’s objective of profitable growth. This change is also directly responsive to shareholder feedback that we have received around the complexity of Economic Profit. rTSR, which was used in our most recent LTIPs as a modifier for Performance Unit payouts, is now included as a standalone measure, as it encourages long-term value creation and aligns participant and shareholder interests;
▶Replaced the Class I Railroads and returned to the S&P 500 Industrials Index as the peer group for the rTSR measure. The diverse group of companies in the S&P 500 Industrials reflects many of the end-markets to which we are exposed and provides some cyclical coverage year to year. The larger set of companies for the peer group also reduces volatility of any one industry and removes the impact of potential consolidation in the railroad industry; and
▶Changed the equity mix for our executives to 50% Performance Units, 30% Non-qualified Stock Options, and 20% Restricted Stock Units, which we believe still reinforces a pay-for-performance culture, with the increased weighting in Non-qualified Stock Options directly aligning with shareholder expectations and stock price appreciation.
We have disclosed additional details relating to these plans throughout the CD&A.
Supporting Renewed Leadership
As detailed in the “Board of Directors’ Role in Succession Planning” subsection of the “Corporate Governance” section above, cumulative developments and changes that the Company was facing over the last year led the Board to make a strategic leadership change, resulting in the appointment of Steve Angel as our new CEO. Mr. Angel was the clear choice to lead our Company as we enter our next phase of growth in the current pivotal landscape. He has proven, exceptional business and operational acumen and the ability to create shareholder value. Specifically, Mr. Angel is an accomplished executive with over 45 years of experience leading large, public companies and generating strong shareholder returns. He has a long and demonstrated track record of leading high-performing teams, fostering a collaborative culture, and driving operational excellence and growth, while maintaining disciplined capital allocation and attractive returns on capital. Given his extraordinary qualifications and experience, the Committee provided Mr. Angel with a competitive compensation package. We believe that this package strikes the appropriate balance of compensating Mr. Angel fairly relative to peers and other S&P 500 CEOs, while aligning with shareholder interests.
The Committee continues to recognize and appreciate efforts by our executive team to lead the Company toward exceptional performance and the maximization of shareholder value, even in a challenging landscape. We remain dedicated to fostering a culture that attracts, retains, and motivates outstanding talent, and review executive compensation levels each year with this goal in mind. In January 2026, we reviewed the compensation levels for our other NEOs and approved: a 4% base salary increase for Mr. Boone—who was named as the Company’s Executive Vice President and Chief Financial Officer in October 2025, after having most recently served as the Company’s Executive Vice President and Chief Commercial Officer—from $750,000 to $780,000; and a 3% base salary increase for Mr. Cory from $760,000 to $780,000. We also approved increases in the target short-term incentive opportunities for Messrs. Boone and Cory from 100% of base salary to 105% of base salary, and increases in their target long-term incentive opportunities from $3,150,000 to $3,250,000 (3% increase). These increases were effective February 1, 2026 and based on each executive’s positioning within the Comparator Group, performance, and achievement of their 2025 goals—as also described in the CD&A section below. No increases in target annual bonus opportunities were approved for NEOs for 2025, and we did not make any individual performance adjustments to the bonus payouts for 2025 for any NEO.
With our renewed leadership, we believe that we have the right senior management team in place to successfully execute our strategic priorities and help us deliver on our next phase of growth, and we, as a Committee, look forward to continuing to support this team in doing so.

61	2026 Proxy Statement

The following Report of the Compensation and Talent Management Committee will not be deemed “soliciting material” or “filed” with the SEC, and will not otherwise be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement or any portion hereof into any previous or future filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company incorporates it by specific reference.
The Compensation and Talent Management Committee has reviewed and discussed the “Compensation Discussion and Analysis” section with management. Based on its review and these discussions, the Compensation and Talent Management Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and incorporated by reference in the 2025 Annual Report on Form 10-K for filing with the SEC.

Steven T. Halverson, Chair March 30, 2026	Thomas P. Bostick	Anne H. Chow	Linda H. Riefler	John J. Zillmer

2026 Proxy Statement	62

This CD&A section describes the structure of, and rationale for, our executive compensation program and provides important insights into the Committee’s processes for determining this structure. This CD&A focuses on the compensation of our NEOs for 2025, whose names and current positions with the Company are set forth below. To enable easier navigation, we have organized the CD&A disclosure into the following sections:

Say on Pay and Shareholder Engagement	64

Compensation Program Objectives and Design	65

Elements of the Company’s 2025 Executive Compensation Program	69

2025 Compensation Decisions	72

2026 Compensation Decisions	76

Base Salary	76

Short-Term Incentive Compensation	77

Long-Term Incentive Compensation	80

Employment Agreements	87

Total Rewards	88

Our 2025 Named Executive Officers

Stephen F. Angel President and Chief Executive Officer	Kevin S. Boone Executive Vice President and Chief Financial Officer	Michael A. Cory Executive Vice President and Chief Operating Officer	Stephen Fortune Executive Vice President and Chief Digital & Technology Officer	Diana B. Sorfleet* Retired Executive Vice President and Chief Administrative Officer

Joseph R. Hinrichs* Former President and Chief Executive Officer	Sean R. Pelkey* Former Executive Vice President and Chief Financial Officer

*    Ms. Sorfleet and Messrs. Hinrichs and Pelkey are NEOs for 2025 but are no longer executive officers of the Company. Ms. Sorfleet retired as Executive Vice President and Chief Administrative Officer in February 2026.

63	2026 Proxy Statement

Compensation Discussion and Analysis | Say on Pay and Shareholder Engagement
Say on Pay and Shareholder Engagement
The Committee takes seriously its responsibility to review and consider the results of the Company’s most recent “Say-on-Pay” vote, as well as any other feedback garnered through shareholder outreach and engagement initiatives. More insight on the Committee’s perspective on this responsibility is provided in the Letter from the Compensation and Talent Management Committee above.
Following the past few years of intensive shareholder outreach and engagement efforts focused heavily on our executive compensation program, the Committee has overseen the design of specific actions to be taken in response to key shareholder concerns. We have directly discussed these responsive actions with many of our shareholders and extensively disclosed them in our previous Proxy Statements. We are encouraged by the support that our Say-on-Pay proposals have received and, importantly, by the ongoing constructive dialogue with and positive feedback from our shareholders. In 2025, shareholders supported our Say-on-Pay proposal with approximately 90% voting in favor.
Throughout 2025 and into early 2026, we have again continued to proactively review our executive compensation program for further enhancements and have engaged with our shareholders. Though executive compensation remained an area of focus in the Company’s most recent year of shareholder outreach and engagement efforts, such efforts were very broad and covered several important topics. Comprehensive detail on these efforts, respective shareholder feedback and our response is provided in the “Shareholder Engagement” subsection of the “Corporate Governance” section above beginning on page 46 of this Proxy Statement. We encourage you to review this subsection for more perspective on our robust shareholder outreach and engagement program.
Information on our 2025-2026 shareholder outreach and engagement efforts focused on our executive compensation program is provided in the table below.

Shareholder Feedback	Action Taken by the Committee Based on Their Feedback

▶Continued support for our ongoing commitment to proactive and transparent disclosures on our program, as well as for our rigor in evaluating an executive’s individual performance in our short-term incentive compensation plan and in the goal-setting process for all our incentive plans
▶No particular concerns around our 2025 compensation decisions, including the modest increases in compensation provided to our NEOs and former CEO and the adjustments to the calculation of certain financial metrics in our 2024 incentive plans to exclude a non-cash goodwill impairment charge which resulted in adjusted payouts
▶Additional questions around certain performance measures in our incentive plans, specifically on our continued use of safety metrics and our Economic Profit financial metric, with a preference for simplicity in plan design, as well as one shareholder again expressing a preference for the use of longer vesting periods for certain of our equity awards and one shareholder asking whether we would disclose forward-looking long-term incentive plan targets

▶Steadfast commitment to fulsome and specific disclosure of the performance measures utilized in our incentive plans as reflected in the CD&A section of this Proxy Statement
▶For 2026, simplified our short-term incentive compensation plan to Operating Income, Operating Margin, and Safety measures. The focus on these critical metrics reflects and supports the central task of the Company, which is running our railroad safely, reliably, and profitably
▶For 2026, replaced metrics in our long-term incentive plan with Return on Invested Capital and Relative Total Shareholder Return as measures for Performance Units, weighted at 60% and 40%, respectively. This change is directly responsive to shareholder feedback and aligns with the Company’s objective of profitable growth and long-term value creation
▶Maintained a stringent approach in evaluating an executive’s individual performance in our short-term incentive compensation plan, with no adjustments applied to 2025 payouts for any NEO, and in the goal-setting process for all our incentive plans
▶Continued proactive, robust disclosure on current-year compensation decisions
▶Considered and implemented feedback from our 2025-2026 shareholder outreach and engagement efforts in our plan design process
▶Explained that forward-looking long-term incentive plan targets are not disclosed for proprietary and competitive harm reasons

2026 Proxy Statement	64

Compensation Discussion and Analysis | Compensation Program Objectives and Design
Compensation Program Objectives and Design
Objectives of CSX’s Executive Compensation Program
The primary objectives of the Company’s executive compensation program are to:
▶Attract, motivate, and reward executives for extraordinary results that create shareholder value;
▶Reinforce a pay-for-performance culture with a significant portion of each NEO’s total compensation at-risk; and
▶Implement short and long-term incentive plans with stretch targets that drive strong financial results in achieving sustainable growth, taking into account our business strategy and the expectations of our shareholders.
Alignment with Leading Governance Practices
The Committee has established an executive compensation program that incorporates leading governance practices. Highlighted below are our executive compensation practices that drive performance and support strong corporate governance.

CSX Executive Compensation Practices Include:	CSX Executive Compensation Practices Do NOT Include/Allow:

▶Significant percentage of executive compensation that is performance based
▶Performance measures with stretch targets that are highly correlated to shareholder value creation
▶Short-term incentive compensation plan that contains financial and safety goals
▶Inclusion of multiple different financial measures in short and long-term incentive plans
▶Performance management and goal setting processes for the CEO and executive leadership
▶Engagement of an independent compensation consultant to review our executive compensation program and perform an annual risk assessment
▶Significant share ownership requirements for the CEO and executive leadership and non-employee directors
▶Double trigger in change-of-control agreements for severance payouts (i.e., change of control plus termination)
▶Clawback triggers in short and long-term incentive plans based on a financial restatement or behavioral triggers such as dishonesty, fraud, theft, or misconduct, beyond those required under SEC and NASDAQ rules
▶Use of payout caps on short and long-term incentives
▶Annual “Say-on-Pay” vote

▶Re-pricing of underwater options without shareholder approval
▶Excise tax gross-ups
▶Recycling of shares withheld for taxes or exercise price
▶Hedging or pledging of CSX common stock
▶Vesting of equity awards with less than a one-year period
▶Encouraging unreasonable risk taking

Factors Considered in Determining Executive Compensation
The Committee annually evaluates competitive market data for the NEOs, including base salary and short and long-term incentives, with that of similar positions at general industry companies and peer railroads that are part of an established comparator group for executive compensation purposes (the “Comparator Group”). The Committee considers the following factors, among others, in evaluating target compensation levels:
▶Effectiveness in developing and implementing the Company’s business strategy to support financial and operating performance;
▶Contribution to the Company’s financial and operating results;
▶Individual performance, their role, and the NEO’s experience;
▶Leadership and the executive’s contribution to creating an employee culture that aligns with transformational business goals and reinforces the Company’s guiding principles, values, and behaviors; and
▶Nature, scope, and level of the executive’s responsibilities internally relative to other executives and externally based on the Comparator Group.

65	2026 Proxy Statement

Compensation Discussion and Analysis | Compensation Program Objectives and Design
In keeping with past practices, and in consultation with its independent compensation consultant, Pay Governance, LLC, the Committee developed the Comparator Group for 2025, which was comprised of 20 primarily U.S.-based companies and North American railroads, to help shape our executive compensation decisions. The Committee annually assesses and approves the Comparator Group to ensure that it reflects market characteristics comparable to those of the Company, including revenue, assets, net income, market capitalization, number of employees, industry type, and business complexity. In addition, the Committee reviews the degree of overlap with peer companies identified by the proxy advisory firms ISS and Glass Lewis.
As a result of its review, the Committee approved the following Comparator Group for 2025 compensation purposes, including the removal of FedEx Corporation, Fortive Corporation, and United Parcel Service, Inc. and the addition of Dover Corporation, J.B. Hunt Transport Service, Inc., and Otis Worldwide Corporation. These new companies were chosen as they better align to CSX’s revenue and market capitalization. CSX’s placement among the Comparator Group in 2025 market capitalization and revenue is provided below.
The Committee did not make any changes to the executive compensation Comparator Group for 2026.

2025 COMPARATOR GROUP

Air Products and Chemicals, Inc. (NYSE: APD)
Canadian National Railway Company (NYSE: CNI)
Canadian Pacific Kansas City Limited (NYSE: CP)
Dover Corporation (NYSE: DOV)
Eaton Corporation (NYSE: ETN)
Ecolab Inc. (NYSE: ECL)
Emerson Electric Co. (NYSE: EMR)

Illinois Tool Works Inc. (NYSE: ITW)
J.B. Hunt Transport Services, Inc. (NYSE: JBHT)
Norfolk Southern Corporation (NYSE: NSC)
Otis Worldwide Corporation (NYSE: OTIS)
Parker-Hannifin Corporation (NYSE: PH)
PPG Industries, Inc. (NYSE: PPG)

Republic Services, Inc. (NYSE: RSG)
Schlumberger Limited (NYSE: SLB)
The Williams Companies, Inc. (NYSE: WMB)
Trane Technologies plc (NYSE: TT)
Union Pacific Corporation (NYSE: UNP)
Wabtec Corporation (NYSE: WAB)
Waste Management, Inc. (NYSE: WM)

MARKET CAPITALIZATION AS OF DECEMBER 31, 2025
(in millions)

¢	CSX	¢	Median	¢	Mean
REVENUE AS OF FISCAL YEAR-END 2025
(in millions)

¢	CSX	¢	Median	¢	Mean

2026 Proxy Statement	66

Compensation Discussion and Analysis | Compensation Program Objectives and Design
Role of the Independent Compensation Consultant
Pursuant to its charter, the Committee has sole authority to select, retain, and terminate any consultant used to assist the Committee in fulfilling its duties. The Committee has retained independent compensation consultant, Pay Governance, LLC (the “Consultant”), to provide objective analysis and to assist in the evaluation and development of the Company’s executive compensation program. The Consultant reports directly to the Committee Chair and attends all meetings where the Committee evaluates the overall effectiveness of the executive compensation program and analyzes or approves executive compensation. The Consultant is paid on an hourly fee basis, with such hourly rates approved by the Committee annually.

THE CONSULTANT’S ROLE AND RESPONSIBILITIES
▶Analyze competitive practices, financial information, total shareholder return, and other performance data in relation to the Company’s executive compensation philosophy and program
▶Review compensation governance practices, including performing an annual risk assessment related to the Company’s executive compensation program
▶Review performance targets and assess performance against targets for the Company’s short and long-term incentive plans to determine alignment and ensure they drive appropriate behavior
▶Benchmark executive and director compensation

▶Assess short and long-term incentive plan design in the context of the Company’s business goals, shareholder value creation, employee engagement, and market and governance practices
▶Provide regular updates to the Committee with respect to current trends and developments in legislative and regulatory activity, executive compensation program design, and governance
▶Assist in the development of the executive compensation comparator group each year
▶Consult with the Committee Chair to plan and prioritize Committee agenda items

The Committee reviews the performance and independence of the Consultant on an annual basis, at which time it decides whether to renew the Consultant’s annual engagement. Each year, the Committee considers all appropriate information relating to the independence of the Consultant and its professionals involved in the work performed for, and advice provided to, the Committee. In 2025, the Committee determined that: (i) the relationships and work of the Consultant and their professionals did not present any conflict of interest; and (ii) the Consultant and their professionals were independent for the purpose of providing advice to the Committee with respect to matters relating to the compensation of the executives and non-employee directors of the Company.

67	2026 Proxy Statement

Compensation Discussion and Analysis | Compensation Program Objectives and Design
Compensation Risk Evaluation and Mitigation
The Committee believes an appropriately structured executive compensation program should take into consideration enterprise risk and discourage behavior that leads to inappropriate increases in the Company’s overall risk profile. Accordingly, the Committee, with the help of its Consultant, regularly reviews the Company’s enterprise risks and executive compensation program to consider whether the plans motivate appropriate behaviors and mitigate unnecessary or excessive risk taking.
Each year, the Committee reviews a risk assessment prepared by management and independently by the Consultant that focuses on the structure, key features, and risk-mitigating factors included in the Company’s executive compensation program. This risk assessment:
▶Describes the process for establishing the Company’s executive compensation program;
▶Reviews potential risks and mitigating factors related to the Company’s executive compensation program;
▶Analyzes the relationship between the executive compensation program and the Company’s risks identified through the Company’s enterprise risk management process; and
▶When appropriate, provides recommendations for potential enhancements to further mitigate executive compensation risks.
The risk assessment, which includes a summary of all executive compensation elements and total rewards, helps the Committee evaluate: (i) the nature of the risks inherent in the Company’s executive compensation program; and (ii) whether the Company has designed and implemented appropriate risk management processes that foster a culture of risk-awareness.
In 2025, this assessment led to a conclusion by management, which was affirmed by the Consultant, that the Company’s executive compensation program was appropriately designed to mitigate compensation risk. As a result, the Committee believes that any risks arising from its executive compensation policies and practices are not likely to have a material adverse effect on the Company.

EXECUTIVE COMPENSATION PROGRAM FEATURES THAT SERVE TO MITIGATE RISK
▶Compensation is appropriately balanced between: (i) fixed and variable compensation; and (ii) short and long-term incentives
▶Significant weighting towards long-term incentive compensation discourages short-term risk taking
▶Long-term incentive plans utilize performance units, non-qualified stock options, and restricted stock units with overlapping vesting periods for outstanding plan cycles
▶Performance measures for short and long-term incentive awards reinforce the Company’s business goals
▶Clawback triggers in short and long-term incentive plans based on a financial restatement or behavioral triggers such as dishonesty, fraud, theft, or misconduct, beyond those required under SEC and NASDAQ rules

▶Financial performance measures have a strong correlation to long-term shareholder value creation
▶Multiple financial performance measures in the short and long-term incentive plans provide a balanced approach and limit specific focus and behaviors to enhance results related to a single metric
▶Short and long-term incentive awards include maximum payout caps
▶Internal controls over the measurement and calculation of performance measures protect data integrity
▶Share ownership guidelines reinforce alignment of executive and shareholder interests

2026 Proxy Statement	68

Compensation Discussion and Analysis | Elements of the Company’s 2025 Executive Compensation Program
Elements of the Company’s 2025 Executive Compensation Program
The Committee makes its decisions concerning the specific compensation elements and total compensation paid or awarded to the Company’s NEOs within the executive compensation framework. The objective is to provide total rewards opportunities that are competitive with those offered by companies in the Comparator Group and that appropriately incentivize individual and team performance and drive shareholder value creation.
The actual amount of incentive compensation paid is dependent upon both the achievement of Company performance goals and, in the case of short-term incentives, the additional consideration of individual performance. The Committee reviews the goals, performance, and accomplishments of each NEO annually to ensure incentive payouts are consistent with the Company’s overall performance and business objectives.

Pay Element	Form	Performance	Objective

Salary	Cash	Based on assessment of each NEO’s scope of responsibilities, individual performance, experience and contribution, and market data	Recruit, motivate, and retain talented, high-performing executives
Incentive Compensation

Short-Term Incentives	Cash
The Company’s performance measures for the 2025 Management Incentive Compensation Plan (“MICP”) and weightings at target are:
▶Operating Income (30%)
▶Operating Margin (30%)
▶Initiative-based Revenue Growth (10%)
▶Safety (10%) – Personal Injury (5%) and Train Accident Rates (5%)
▶Fuel Efficiency (10%)
▶Trip Plan Compliance (10%)
Under the MICP, there is an individual performance modifier, which gives discretion to reward extraordinary or penalize poor performance. For the CEO and executive leadership team, the MICP provides up to a 1.5x modifier, with a maximum total payout of up to 250% of the NEO’s Target Incentive Opportunity.
Motivate and reward executives and eligible employees for driving Company performance within a one-year period

Annual Long-Term Incentives	▶Performance Units (60%) ▶Non-qualified Stock Options (20%) ▶Restricted Stock Units (20%)
The performance measures and weightings for the Performance Units issued as part of the 2025–2027 Long-Term Incentive Plan (“LTIP”) are:
▶Average Annual Operating Income Growth Rate (50%)
▶Economic Profit (50%)
Performance Units are subject to a Relative Total Shareholder Return modifier of +/- 20% up to a 240% maximum payout if performance is ranked 1st or 5th in the Class I Railroads peer group, with no impact to the payout if performance ranks 2nd, 3rd, or 4th in the peer group
Non-qualified Stock Options vest ratably over three years and only have value if the price of CSX’s common stock increases after grant
Restricted Stock Units vest ratably over three years
Motivate and reward executives to drive strategic initiatives that create long-term shareholder value

69	2026 Proxy Statement

Compensation Discussion and Analysis | Elements of the Company’s 2025 Executive Compensation Program
The Company also provides retirement and other health and well-being benefits, a defined contribution non-qualified deferred compensation plan, and limited perquisites. The NEOs generally participate in the same benefits programs as all eligible management employees.
The performance metrics included in the 2025 short and long-term incentive plans not only align to the overall objectives of the executive compensation program, they also support the Company’s continued focus on sustainable growth and shareholder value creation.

2025 Incentive Plan Award	Performance Metric	Metric Weight	How Metric Supports Sustainable Growth

2025 Short-Term Incentive Plan (MICP)	Operating Income		▶Used to gauge the general health of the Company ▶Aligns with the Company’s objective of profitable growth

	Operating Margin		▶Key indicator of the Company’s efficiency ▶Encourages the Company to deliver results that grow the business while optimizing assets

	Initiative-based Revenue Growth		▶Measures the Company’s ability to gain additional business on the CSX network through growth with new and existing customers ▶Directly supports profitable growth by driving operating income

Safety
▶Reinforces the critical importance of ensuring employees’ personal safety and the safety of fellow railroaders and upholding our commitment to protect customers’ freight and the communities in which we operate
▶Consists of FRA Personal Injury Rate (5%) and FRA Train Accident Rate (5%)

	Trip Plan Compliance		▶Ensures the Company successfully executes the service plan for customers’ shipments based on our commitments ▶Focuses on reliable and accurate service for customers

	Fuel Efficiency		▶Indicates the Company’s fuel productivity over the distance traveled ▶Supports environmental stewardship by reducing carbon emissions

2025-2027 Long-Term Incentive Plan (LTIP)	Average Annual Operating Income Growth Rate		▶Measures the average increase in operating income for the three-year LTIP cycle ▶Aligns with the Company’s objective of profitable growth

Economic Profit
▶Measures the Company’s ability to grow operating income while remaining focused on cost control and asset utilization
▶Encourages investments in growth projects that earn more than an expected rate of return

	Relative Total Shareholder Return	Modifier of +/- 20% up to 240% maximum payout with no impact to the payout if rTSR ranking is 2nd, 3rd, or 4th in the peer group	▶Designed to appropriately align NEO payouts with share price performance relative to the Class I Railroads

2026 Proxy Statement	70

Compensation Discussion and Analysis | Elements of the Company’s 2025 Executive Compensation Program
2025 Target Compensation Mix for the CEO and Other NEOs
The Company’s executive compensation philosophy requires that a substantial portion of total compensation be at-risk and consist of performance-based incentives that are linked to CSX’s financial and operating results. In addition, the Committee strives to provide an appropriate balance between short and long-term incentive compensation. The mix between fixed and variable, or at-risk compensation, and short and long-term incentive compensation is designed to align the NEOs’ financial incentives with shareholder interests.
The target compensation mix for each of the current NEOs is shown below. In 2025, the percentage of Mr. Angel’s total target compensation that was variable and at-risk was 96% and the average for the other NEOs employed at year-end was approximately 70%. The percentage of variable or at-risk compensation is calculated as the sum of the target amount of short-term incentives, performance units granted, and stock options granted divided by the total target compensation. Mr. Angel’s 2025 variable total target compensation of 96% is based on his prorated compensation from September 2025 through December 31, 2025, and includes the grant of performance units and nonqualified stock options he received upon starting his employment in September 2025. In 2026, Mr. Angel’s variable total target compensation is 76%.

Stephen F. Angel	Kevin S. Boone	Michael A. Cory

President and Chief Executive Officer	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Operating Officer

Stephen Fortune	Diana B. Sorfleet

Executive Vice President and Chief Digital & Technology Officer	Retired Executive Vice President and Chief Administrative Officer

Salary	Cash-based Short-term Incentives	Performance Units	Non-qualified Stock Options	Restricted Stock Units
In 2025, the percentage of Messrs. Hinrichs and Pelkey’s total target compensation that was variable and at-risk was 77% and 71%, respectively, based on the sum of their target amount of short-term incentives, performance units granted, and stock options granted prior to their departure from the Company, divided by their total target compensation.

71	2026 Proxy Statement

Compensation Discussion and Analysis | 2025 Compensation Decisions
2025 Compensation Decisions
CSX provides competitive total compensation opportunities in line with Comparator Group companies with a focus on pay-for-performance and shareholder value creation. All compensation decisions for the CEO are made by the independent members of the Board, and all compensation decisions for the other NEOs are made by the Committee in consultation with the CEO. This rigorous review process is designed to ensure that executive compensation reflects considerations based on market practice, internal equity, and the business needs of CSX.
In September 2025, the Board appointed Mr. Angel to succeed Mr. Hinrichs as President and CEO based on his strong, proven skill set, expertise, and background that will help us deliver our next phase of growth at CSX and aligns with the Company’s guiding principles and the creation of long-term value for our shareholders. Given his extraordinary qualifications and experience, the Committee provided Mr. Angel with a competitive compensation package that is intended to strike the appropriate balance of fairly compensating Mr. Angel relative to peers and other S&P 500 CEOs, while aligning with shareholder interests. Mr. Angel’s compensation package included:
(i)a base salary of $1,500,000;
(ii)an annual target bonus opportunity under the MICP of 175% of base salary, with his 2025 opportunity pro-rated based on his start date in September 2025;
(iii)a sign-on long-term incentive award with a grant date target value of $10,000,000, comprised of 50% performance units under the 2025-2027 LTIP and 50% stock options that will cliff vest on the third anniversary of his start date and have a seven year term. This award was made to ensure that Mr. Angel’s compensation is aligned to the current executive team, incent him to re-enter the workforce, and engage and retain him, in light of his extraordinary qualifications and experience;
(iv)personal usage of corporate aircraft up to $200,000 per year;
(v)corporate housing in Jacksonville, Florida; and
(vi) one-time reimbursement for up to $100,000 in non-refundable expenses incurred by Mr. Angel for personal trips cancelled in 2025 due to his appointment as the President and CEO of CSX.
ln addition, in February 2025, the Committee reviewed the compensation levels for Messrs. Boone, Cory, and Fortune and Ms. Sorfleet, and approved a 3% base salary increase for Mr. Boone from $725,000 to $750,000, a 5% base salary increase for Mr. Cory from $725,000 to $760,000, a 3% base salary increase for Mr. Fortune from $650,000 to $670,000, and a 4% base salary increase for Ms. Sorfleet from $570,000 to $590,000. These increases were effective February 1, 2025 and were made based on the Committee’s review and consideration of each NEO’s positioning within the Comparator Group, performance, and achievement of their 2024 goals. Prior to their departures from the Company, the Board approved a target long-term incentive opportunity increase from $11,400,000 to $12,500,000 (10% increase) for Mr. Hinrichs, and a base salary increase of 5% to $735,000 and a target long-term incentive opportunity increase of 18% to $2,750,000 for Mr. Pelkey. Vesting of all outstanding long-term incentive awards for Messrs. Hinrichs and Pelkey was prorated upon their departure from the Company based on their actual time worked through each LTIP cycle. No increases in target annual bonus opportunities were approved for any NEOs in 2025.
To better demonstrate and provide support for our 2025 compensation decisions, the scorecards below include biographical information, career highlights, and 2025 accomplishments for each NEO employed with the Company as of December 31, 2025, along with an overview of 2025 compensation for each NEO. Unlike the charts above, which show the target compensation mix for each of these NEOs, the compensation charts below include 2025 base salary earnings, 2025 MICP payouts based on Company performance, and the grant date fair value of long-term incentives (“LTIs”) granted in 2025, consistent with the amounts shown in the Summary Compensation table. The percentage of LTIs that is performance based is calculated by the amount of performance units granted divided by the total LTI awards granted.

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Compensation Discussion and Analysis | 2025 Compensation Decisions

RESPONSIBILITIES:
Mr. Angel joined CSX in September 2025 as President and Chief Executive Officer. He is an accomplished executive with over 45 years of experience leading large, public companies and generating strong shareholder returns. Prior to joining CSX, Mr. Angel served as Chairman and Chief Executive Officer of Linde plc. During his tenure, he oversaw the successful integration of Linde AG and Praxair, Inc., which created the world’s largest industrial gases and engineering company. Before Praxair’s merger with Linde, Mr. Angel served as Chairman, President, and Chief Executive Officer. Mr. Angel began his career at General Electric, where he spent 22 years in a variety of management positions, working directly with locomotive and rail operations. He has a long and proven track record of leading high-performing teams, fostering a collaborative culture, and driving operational excellence and growth, while maintaining disciplined capital allocation and attractive returns on capital.

2025 ACCOMPLISHMENTS:
▶Implemented executive leadership changes designed to strengthen the Company’s strategic focus and advance long-term growth objectives.
▶Developed and implemented clear goals for CSX to be best in class across the industry in safety, margins, and return on invested capital.
▶Established rigor and discipline to improve the enterprise planning process.
▶Strengthened accountability for cost performance and capital discipline.

2025 COMPENSATION

Base Salary:	$386,364
Annual Bonus Earned:	$513,863
Long-Term Incentives Granted:	$10,633,407
Total Compensation:	$11,533,634
51% of 2025 LTIs granted were performance based

RESPONSIBILITIES:
Mr. Boone has served as Executive Vice President and Chief Financial Officer since October 2025. In this role, he is responsible for all financial aspects of the Company’s business, including financial and economic analysis, accounting, investor relations, tax, treasury, and purchasing activities. Mr. Boone previously served as Executive Vice President and Chief Commercial Officer from June 2021 until October 2025 and prior to that, Executive Vice President and Chief Financial Officer from October 2019 until June 2021. Mr. Boone has more than 20 years of experience in finance, accounting, mergers and acquisitions, and covering industries including the transportation sector. He joined CSX in September 2017, as Vice President – Corporate Affairs, and was later named Vice President – Sales & Marketing leading research and data analysis to advance growth strategies for CSX.

2025 ACCOMPLISHMENTS:
▶In the Chief Commercial Officer role, established emphasis on industrial development and new business wins that exceeded target at $544 million.
▶Led cross-functional organizational effort to identify and implement an incremental cost reduction of $300 million.
▶Developed a new review process to evaluate capital needs, driving over $200 million of additional savings.

2025 COMPENSATION

Base Salary:	$747,917
Annual Bonus Earned:	$568,417
Long-Term Incentives Granted:	$3,157,360
Total Compensation:	$4,473,694
60% of 2025 LTIs granted were performance based

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Compensation Discussion and Analysis | 2025 Compensation Decisions

RESPONSIBILITIES:
Mr. Cory joined CSX in September 2023 as Executive Vice President and Chief Operating Officer. He is responsible for overseeing CSX’s operations strategy and coordinating all aspects of the Company’s Transportation, Mechanical, and Engineering department performance. Mr. Cory previously had a 39-year career with Canadian National Railway (“CN”), where he served as the Executive Vice President and Chief Operating Officer from 2016 to 2019. During his tenure at CN, Mr. Cory was deeply involved in the implementation of scheduled railroading as a transformative operating model.

2025 ACCOMPLISHMENTS:
▶Completed the Howard Street Tunnel infrastructure expansion project two years ahead of schedule and at lower-than-expected costs, which will modernize freight rail transportation along the East Coast for CSX customers and the communities that we serve.
▶Led significant operations recovery through extreme weather impacts in the first quarter, including the Blue Ridge Subdivision rebuild.
▶Implemented a structured approach to continuous safety improvement that focuses on decreasing exposure to risk and increasing accountability.

2025 COMPENSATION

Base Salary:	$757,083
Annual Bonus Earned:	$575,383
Long-Term Incentives Granted:	$3,157,360
Total Compensation:	$4,489,826
60% of 2025 LTIs granted were performance based

RESPONSIBILITIES:
Mr. Fortune joined CSX in April 2022 as Executive Vice President and Chief Digital & Technology Officer. Mr. Fortune is responsible for leading CSX’s technology strategy development and implementation and supporting business growth through innovative digital solutions, as well as overseeing all aspects of the Company’s information technology systems operations. Mr. Fortune brings over 30 years of experience as a corporate technology leader. Prior to CSX, he served three decades at BP, most recently as Chief Information Officer of the global BP Group. He began his BP career as a chemical and process engineer before moving into operations management and transitioning into information technology in 2003.

2025 ACCOMPLISHMENTS:
▶Advanced operations transformation technology with multiple releases of a real-time operations portal and operational planning and scenario management tools, in addition to establishing a platform for real-time operations optimization capabilities.
▶Delivered engineering analytical capabilities to more accurately determine track life, enabling an 8% reduction in total track, curve patch miles needing to be replaced.
▶Completed a portfolio of activities to increase technology cybersecurity, resiliency, and reliability, which has resulted in a 40% reduction in systems downtime.

2025 COMPENSATION

Base Salary:	$668,333
Annual Bonus Earned:	$507,933
Long-Term Incentives Granted:	$2,330,427
Total Compensation:	$3,506,693
60% of 2025 LTIs granted were performance based

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Compensation Discussion and Analysis | 2025 Compensation Decisions

RESPONSIBILITIES:
Ms. Sorfleet, who is now retired, served as Executive Vice President and Chief Administrative Officer from July 2018 to February 2026. In this role, she was responsible for human resources, total rewards, HR systems and analytics, facilities and infrastructure power systems, medical compliance programming, and aviation. She joined the Company in 2011, and had previously served as Chief Human Resources Officer. Prior to joining CSX, she served as vice president for diversity and development at Exelon, one of the nation's leading competitive energy providers.

2025 ACCOMPLISHMENTS:
▶Advanced Company culture across all levels of the organization by elevating leadership and employee expectations through targeted development, communication, and recognition initiatives that supported reduced voluntary turnover and safety performance.
▶Delivered significant, substantial productivity gains of $8 million that exceeded targets and improved CSX’s long-term cost structure.
▶Oversaw the strategic transition from an owned aviation operation to an outsourced model eliminating substantial fixed costs, enhancing financial discipline, and preserving emergency response readiness.

2025 COMPENSATION

Base Salary:	$588,333
Annual Bonus Earned:	$402,420
Long-Term Incentives Granted:	$2,330,427
Total Compensation:	$3,321,180
60% of 2025 LTIs granted were performance based

RESPONSIBILITIES: Mr. Hinrichs involuntarily separated from employment as President and Chief Executive Officer in September 2025.

2025 COMPENSATION

Base Salary:	$1,113,636
Annual Bonus Earned:	$1,481,137
Long-Term Incentives Granted:	$12,529,010
Total Compensation:	$15,123,783
60% of 2025 LTIs granted were performance based

RESPONSIBILITIES: Mr. Pelkey involuntarily separated from employment as Executive Vice President and Chief Financial Officer in October 2025.

2025 COMPENSATION

Base Salary:	$604,257
Annual Bonus Earned:	$459,235
Long-Term Incentives Granted:	$2,756,397
Total Compensation:	$3,819,889
60% of 2025 LTIs granted were performance based

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Compensation Discussion and Analysis | 2026 Compensation Decisions
2026 Compensation Decisions
In January 2026, the Committee reviewed the compensation levels for Messrs. Boone and Cory and approved a 4% base salary increase for Mr. Boone from $750,000 to $780,000, and a 3% base salary increase for Mr. Cory from $760,000 to $780,000. The Committee also approved increases in the target short-term incentive opportunities for Messrs. Boone and Cory from 100% of base salary to 105% of base salary, and increases in their target long-term incentive opportunities from $3,150,000 to $3,250,000 (3% increase). These increases were effective February 1, 2026 and were made based on the Committee’s review and consideration of each NEO’s positioning within the Comparator Group, performance, and achievement of their 2025 goals. No increases in compensation were approved for Messrs. Angel and Fortune or Ms. Sorfleet in 2026.
Base Salary
The Committee determines a base salary for the CEO and each NEO annually based on its assessment of the individual’s scope of responsibilities, performance, and experience. The Committee also considers salary data for similar positions within the Comparator Group. After considering this information, the Committee made adjustments for certain NEOs. Base salary may represent a larger or smaller percentage of total compensation actually paid, depending on whether actual Company and individual performance under the short and long-term incentive plans fall short of or exceed the applicable performance targets.
In February 2025, the Committee reviewed the annual compensation of the Company’s NEOs and approved changes to base salaries that reflected the consideration of market data, individual performance, overall responsibilities, internal equity, and functional experience. A 3% base salary increase was approved for Mr. Boone from $725,000 to $750,000, a 5% base salary increase was approved for Mr. Cory from $725,000 to $760,000, a 3% base salary increase was approved for Mr. Fortune from $650,000 to $670,000, and a 4% base salary increase was approved for Ms. Sorfleet from $570,000 to $590,000. These increases were effective February 1, 2025, and were made based on the Committee’s review and consideration of each NEO’s positioning within the Comparator Group, performance, and achievement of their 2025 goals. No increases in target annual bonus opportunities were approved for 2025.

NEO	2025 Annual Base Salary	Changes from 2024	Reasons for Changes
Stephen F. Angel	$1,500,000	—	Not applicable
Kevin S. Boone	$750,000	3.4%	Due to performance, achievement of 2024 goals, and positioning within the Comparator Group
Michael A. Cory	$760,000	4.8%
Stephen Fortune	$670,000	3.1%
Diana B. Sorfleet	$590,000	3.5%
Joseph R. Hinrichs*	$1,500,000	—	No change from 2024
Sean R. Pelkey*	$735,000	5.0%	Due to performance, achievement of 2024 goals, and positioning within the Comparator Group
*    Mr. Hinrichs involuntarily separated from employment as President and Chief Executive Officer in September 2025 under circumstances that made him eligible for severance benefits under his employment letter with the Company, dated September 26, 2022. Mr. Pelkey involuntarily separated from employment in October 2025 under circumstances that made him eligible for severance benefits provided under the Company’s executive severance plan. See section “Post-Employment Compensation – Termination Without Cause by the Company or by the Executive for Good Reason (Other than in connection with a Change in Control)” below for more information. The actual base salary paid in 2025 for Messrs. Hinrichs and Pelkey was $1,113,636 and $604,257, respectively.

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Compensation Discussion and Analysis | Short-Term Incentive Compensation
Short-Term Incentive Compensation
Goal Setting Process for the 2025 MICP
In February 2025, the Committee established and approved the measures and targets under the 2025 Management Incentive Compensation Plan (MICP) and developed a performance structure to drive business results and create value for shareholders. The MICP was designed to deliver results that drive profitability, improve safety, enhance customer service, and grow revenue, while optimizing assets and controlling costs. In addition to the financial goals, the Committee included operational measures related to safety, customer service, and fuel efficiency in the plan. The Committee established the following target 2025 MICP incentive opportunities (“Target Incentive Opportunity”) for each NEO.

NEO	Target Incentive Opportunity (% of Base Salary)
Stephen F. Angel	175%
Kevin S. Boone	100%
Michael A. Cory	100%
Stephen Fortune	100%
Diana B. Sorfleet	90%
Joseph R. Hinrichs*	175%
Sean R. Pelkey*	100%
*    Mr. Hinrichs involuntarily separated from employment as President and Chief Executive Officer in September 2025 under circumstances that made him eligible for severance benefits under his employment letter with the Company, dated September 26, 2022. Mr. Pelkey involuntarily separated from employment in October 2025 under circumstances that made him eligible for severance benefits provided under the Company’s executive severance plan. See section “Post-Employment Compensation – Termination Without Cause by the Company or by the Executive for Good Reason (Other than in connection with a Change in Control)” below for more information. The actual 2025 MICP payouts for both Messrs. Hinrichs and Pelkey were prorated to reflect their partial years of service and based on actual performance through the end of 2025.
The 2025 MICP was structured to reward executives and eligible employees for driving Company performance over a one-year period. Each NEO was provided a Target Incentive Opportunity based on the goals established by the Committee expressed as a percentage of base salary earned during the year and positioning of similar roles in the Comparator Group as set forth in the table above. The Target Incentive Opportunity levels for Messrs. Boone, Cory, and Fortune and Ms. Sorfleet remained the same as in 2024. Mr. Angel’s Target Incentive Opportunity of 175% was included in his new hire compensation package and was driven by the positioning of similar roles in the Comparator Group.

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Compensation Discussion and Analysis | Short-Term Incentive Compensation
2025 MICP Performance Measures
In February 2025, the Committee approved the performance measures for the 2025 MICP, which included financial performance measures, and safety, operational, customer service, and environmental measures, all of which support our business strategy. The financial measures account for 70% of the MICP’s overall weighting and the safety, operational, customer service, and environmental measures account for 30%. These measures are critical drivers of CSX’s business success. The Committee approved weightings for each of the performance measures as set forth below.
To determine the achievement under the MICP, the Committee assesses the Company’s performance against each of the goals for the year based on the financial statement results for such year. These Company performance measures can result in an achievement level between 0% and 200% of the NEO’s Target Incentive Opportunity.
The MICP also contemplates that the Committee may make a discretionary adjustment upward or downward to an executive’s calculated bonus award based on a determination of individual performance or to reflect any recoupment obligations under the Company’s Clawback Policy. No individual performance adjustments were applied to 2025 payouts for any NEO.
Upward payout adjustments for each of the NEOs are permitted under the plan and are capped at 150% of the Company’s MICP payout, with a maximum total payout under the MICP of 250% of the NEO’s Target Incentive Opportunity. If the Committee believes that any instance of individual performance adjustment is merited—upward or downward—fulsome and specific disclosure of how compensation decisions are tied to goals and performance will be provided. The Committee has determined that the circumstances under which individual performance adjustment(s) might be appropriate should be exceptional. To build on that commitment, the Committee has enhanced the rigor around the review process—through which the Committee determines payout adjustments—to ensure that such process evaluates truly exceptional achievement against pre-established performance goals set at the beginning of the year, as well as other outstanding accomplishments that impact shareholder value creation, our customers, and employee culture.

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Compensation Discussion and Analysis | Short-Term Incentive Compensation
2025 MICP Targets and Payout Percentages
The Committee approved annual targets for the 2025 MICP which included an operating income target that was set $153 million below the adjusted achievement level from 2024. The target reflected economic-plus volume growth on stable resource levels, but also approximately $350 million of year-over-year headwinds which were anticipated on the Company’s fourth quarter 2024 earnings conference call. These headwinds, which included weaker export coal pricing and disruption costs from major network construction projects, were evident in 2025 results, along with a weaker than expected industrial economy that contributed to the Company falling short of its 2025 revenue goals.
The specific threshold, target, and maximum achievement levels and applicable weighting for each performance measure are set forth in the table below.
The Committee believes that the measures for the MICP were directly aligned with the Company’s strategic short-term goals, are directly impacted by executive leadership actions, supported our long-term strategy, helped deliver shareholder value, and ensured retention of critical talent. The following table demonstrates the Company’s 2025 achievements against each target and the overall resulted achievement level.

2025 MICP Performance Measures(1)	Threshold(1) (50% payout)	Target (100% payout)	Maximum (200% payout)	Individual Measure Payouts	Total Achievement Level (% of Target)
Financial Goals – 70% weighting					76%(6)
Operating Income(2) (30% weighting)				0%
Operating Margin(2), (3) (30% weighting)				0%
Initiative-based Revenue Growth(4) (10% weighting)				20%
Operational Goals(5) – 30% weighting
FRA Personal Injury Rate (5% weighting)				10%
FRA Train Accident Rate (5% weighting)				10%
Trip Plan Compliance (10% weighting)				17%
Fuel Efficiency (10% weighting)				19%

(1)Performance measure payouts are determined independently and each measure could result in a threshold payout range from 0% to 50% as shown, where applicable, in the table.
(2)The reflected actual operating income and operating margin performance exclude a $164 million non-cash goodwill impairment charge related to the Company’s Quality Carriers investment, but this exclusion did not result in any adjustment to the actual payout amounts.
(3)Similar to prior plan years, the 2025 MICP allowed a formulaic adjustment to the operating margin performance goal by a predetermined amount if the average cost of highway diesel fuel was outside the range of $3.35 to $3.85 per gallon. This adjustment is designed to account for the potential impact that volatile fuel prices have on expenses and operating margin. Because the 2025 average price per gallon was $3.66 for highway diesel fuel, which was within the range, there was no adjustment to the operating margin goals.
(4)Initiative-based Revenue Growth is a non-GAAP measure calculated by the amount of newly generated line-haul revenue associated with specific customer initiatives in the year. Line-haul revenue is the revenue generated from moving traffic, excluding fuel surcharge, before any costs or expenses are deducted.
(5)Certain actual safety and operations performance can continue to settle over time. The Company’s 2025 achievements demonstrated in this table reflect actual performance as of the Company’s fourth quarter earnings release.
(6)No individual performance adjustments were applied to 2025 payouts for any NEO.

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Compensation Discussion and Analysis | Long-Term Incentive Compensation
2026 Management Incentive Compensation Plan Design
In direct response to shareholder feedback, the 2026 Management Incentive Compensation Plan (MICP) design continues to incorporate operating income (42.5% weighting), operating margin (42.5% weighting), and safety (15% weighting) performance measures as they align with the business strategy and enhance focus on items that employees have the ability to directly influence, support our safety culture, and align to shareholder expectations. In addition, given the Committee’s dedication to enhanced rigor around its MICP review process, the 2026 MICP, like prior plan years, takes into consideration pre-established individual performance goals for the CEO and other NEOs against which adjustments for poor or exceptional performance will be determined. Although the plan design was streamlined by removing initiative-based revenue growth, trip plan compliance, and fuel efficiency, continuing to focus on these measures remains essential in achieving the financial and safety goals.
Long-Term Incentive Compensation
The Company’s long-term incentive compensation program is intended to:
▶Engage and reward NEOs for results that will maximize shareholder value;
▶Reinforce a pay-for-performance culture with a significant portion of total compensation at-risk; and
▶Align NEO interests with those of shareholders, with a focus on generating sustainable performance over a multi-year period.
These goals are accomplished by providing equity-based incentives focused on financial performance measures that: (i) have a historically high correlation to shareholder returns; (ii) are within management’s direct control; and (iii) encourage long-term commitment to delivering shareholder value. Long-term incentives have been granted under the shareholder-approved 2019 Stock and Incentive Award Plan (the “Stock Plan”).
The Stock Plan allows for different types of equity-based awards and provides flexibility in compensation designed to attract, retain, and engage high-performing executives. The Committee determines the mix of equity vehicles annually to ensure alignment with market practice, motivate appropriate long-term, results-driven behaviors, align Company and NEO performance with shareholder interests, and drive value creation.

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Compensation Discussion and Analysis | Long-Term Incentive Compensation
Elements of Long-Term Incentive Compensation
A significant portion of the NEOs’ target compensation is comprised of the LTIP awards. Each year, the Committee, as part of its review process, determines a market competitive long-term incentive target grant value for each NEO, which is then converted into the corresponding value of equity-based awards. For 2025, the LTIP grants for the NEOs were comprised of performance units (60% weighting), non-qualified stock options (20% weighting), and restricted stock units (20% weighting), which were designed to drive long-term value and growth through the achievement of Company performance goals and increased stock price. The grants associated with each three-year cycle are reviewed and approved by the Committee each year for the NEOs and other eligible participants, and by the Board for the CEO. These grants are made and the performance targets are set following the annual Board review of the Company’s business plan for the applicable upcoming three-year period.
Since the three-year performance cycles run concurrently, the Company may have up to three active LTIP cycles during a given year. For example, the 2023-2025 performance cycle closed on December 31, 2025, and was paid out in January 2026. The 2024-2026, 2025-2027, and 2026-2028 cycles remain in progress, which helps ensure that our employees remain focused on sustainable long-term performance.

Performance Units
Description	Features
▶Performance units are granted at the beginning of the applicable performance cycle, as described below.
▶Awards are paid in the form of CSX common stock at the end of the performance period based on the level of achievement on Company performance goals.
▶Participants also receive dividend equivalents at the end of the performance period, paid in the form of CSX common stock, assuming performance goals are met.

▶Performance units (and related dividend equivalents) are generally subject to forfeiture if a participant’s employment terminates before the end of the performance cycle for any reason other than death, disability, retirement, or other limited circumstances, as approved by the Committee or full Board for the CEO.
▶For the 2023-2025, 2024-2026, 2025-2027, and 2026-2028 LTIP cycles, upon retirement, all outstanding performance units will remain outstanding and eligible to vest based on Company performance through the end of the applicable LTIP cycle. For NEOs other than the CEO, retirement is defined as (i) age 65, (ii) age 60 plus five years of service, or (iii) age 55 plus 12 years of service, and to receive full vesting, the NEO must work through December 31st of the first year of the LTIP cycle and receive consent from the Committee. For Mr. Angel, retirement is defined as reaching age 60 with three years of continued service and he must provide at least 180 days’ notice of retirement.
▶Upon death or disability, for all LTIP cycles, participants or their estates earn the performance units that they would otherwise have earned at the end of the performance period had there been no death or disability.
▶Performance unit payouts for each LTIP cycle, if any, do not occur until approved by the Committee in January of the year following the conclusion of the three-year performance cycle. These payouts can vary from the target grants in terms of: (i) the number of shares paid out due to financial performance; and (ii) the market value of CSX common stock at the time of payout.
▶Based on actual performance, as discussed below, the performance unit payouts for the NEOs can range from 0% to 250% of the target levels for the 2023-2025 and 2024-2026 cycles, 0% to 240% of the target levels for the 2025-2027 cycle, and 0% to 200% for the 2026-2028 cycle, and can be of lesser or greater value than the original grant value based on the level of achievement on the performance goals and the price of CSX common stock. The Committee has authority under the Stock Plan to increase or reduce the amount of a settlement under performance units.

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Compensation Discussion and Analysis | Long-Term Incentive Compensation

Non-qualified Stock Options
Description	Features
▶Non-qualified stock options vest ratably over three years and require stock price appreciation to provide any value to the NEOs.
▶As a result, they reinforce leadership’s focus on the importance of value creation for shareholders. Non-qualified stock options generally provide participants with the right to buy CSX stock at a pre-set price for a period of 10 years.
▶The exercise price of the non-qualified stock options is established as the closing stock price on the date of grant. The Stock Plan prohibits the repricing of outstanding non-qualified stock options without the approval of shareholders.

▶For outstanding LTIP cycles, non-qualified stock options are subject to forfeiture if a participant’s employment terminates before the end of the vesting period for any reason other than death, disability, retirement, or other limited circumstances, as approved by the Committee.
▶For the 2023-2025, 2024-2026, 2025-2027, and 2026-2028 LTIP cycles, upon retirement, all outstanding non-qualified stock options will remain outstanding and eligible to vest through the end of the applicable LTIP cycle. For NEOs other than the CEO, retirement is defined as (i) age 65, (ii) age 60 plus five years of service, or (iii) age 55 plus 12 years of service, and to receive full vesting, the NEO must work through December 31st of the first year of the LTIP cycle and receive consent from the Committee. For Mr. Angel, retirement is defined as reaching age 60 with three years of continued service and he must provide at least 180 days’ notice of retirement.
▶Upon death or disability, for all LTIP cycles, participants or their estates receive all options per the original vesting schedule as if there was no death or disability.

Restricted Stock Units
▶Restricted stock units are time-based awards that vest ratably over the three year period from the grant date.
▶Awards are paid in the form of CSX common stock at the end of the restricted period. Participants also receive dividend equivalents at the end of the restricted period paid in the form of CSX common stock.

▶Restricted stock units are generally subject to forfeiture if a participant’s employment terminates before the end of the restricted period for any reason other than death, disability, retirement, or other limited circumstances, as approved by the Committee.
▶For the 2023-2025, 2024-2026, 2025-2027, and 2026-2028 LTIP cycles, upon retirement, all outstanding restricted stock units will remain outstanding and eligible to vest through the end of the applicable LTIP cycle. For NEOs other than the CEO, retirement is defined as (i) age 65, (ii) age 60 plus five years of service, or (iii) age 55 plus 12 years of service, and to receive full vesting, the NEO must work through December 31st of the first year of the LTIP cycle and receive consent from the Committee. For Mr. Angel, retirement is defined as reaching age 60 with three years of continued service and he must provide at least 180 days’ notice of retirement.
▶Upon death or disability, for all LTIP cycles, participants or their estates receive all restricted stock units per the original vesting schedule as if there was no death or disability.

Further information regarding the LTIP grants made to our NEOs in 2025 can be found under the “2025 Grants of Plan-Based Awards Table.”

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Compensation Discussion and Analysis | Long-Term Incentive Compensation
Performance Measures and Financial Goals for the 2023-2025 LTIP
For performance units granted under the 2023-2025 LTIP cycle, average annual operating income growth rate and Economic Profit were selected to measure the Company’s performance. Average annual operating income growth rate measures the average percent increase in operating income over the three-year period and was chosen as a measure to align with the Company’s objective of profitable growth while also providing the ability to recover in the event of a prolonged economic downturn. Economic Profit was chosen as it is a cash-flow based measure that provides a well-balanced emphasis on growth and return, and has a high correlation to share price appreciation. Average annual operating income growth rate and Economic Profit were each weighted 50% of the total payout opportunity and were measured independently of the other.

Average Annual Operating Income Growth Rate	=	Straight Average of Year-over-Year Change in (Operating Revenues – Operating Expenses)

Economic Profit(1)	=	Gross Cash Earnings – Capital Charge

Gross Cash Earnings	Minus	Capital Charge	=	Economic Profit

= Operating Income + Depreciation + Other - Taxes		+ Operating Assets - Operating Liabilities		Gross Cash Earnings - Capital Charge on GOA
		= Gross Operating Assets (“GOA”)(2) x Required Return		= Economic Profit
= Gross Cash Earnings
= Capital Charge on GOA

(1)Economic Profit is a non-GAAP measure designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in profitable growth projects.
(2)GOA represents a quarterly average of reported balance sheet figures.
The threshold, target, and maximum achievement levels for the average annual operating income growth rate measure were 25%, 50%, and 100% of the performance units subject to the award, respectively, while the threshold to maximum levels for the Economic Profit measure ranged from 0% to 100% of the performance units subject to the award. Both measures combined generate a total maximum possible payout of 200% of the performance units for the 2023-2025 LTIP. The 2023-2025 LTIP measured average annual operating income growth rate and Economic Profit over a 12-quarter period from January 2023 through December 2025.
In addition to average annual operating income growth rate and Economic Profit, the performance units for the 2023-2025 LTIP cycle for the CEO and other NEOs had a formulaic linear upward or downward rTSR modifier of up to 25% (subject to the 250% overall cap) based on CSX’s stock price performance compared to the peer group (S&P 500 Industrials Index) for the period from January 2023 through December 2025.
The LTIP targets for the performance units granted under the 2023-2025 LTIP were set in February 2023, based on the three-year business plan at the time of its adoption.
To determine achievement under the LTIP, the Committee first assesses the Company's performance against each of the goals for the performance period, including the rTSR modifier. In assessing the Company’s performance against each of the goals for the year, the Committee also reviews and evaluates, pursuant to its authority under the Stock Plan, whether any adjustments to the performance measures should be made by excluding certain special items—which may have a positive or negative impact on the performance outcomes—from consideration in calculating LTIP achievement.

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Compensation Discussion and Analysis | Long-Term Incentive Compensation
Targets and Payout for the 2023-2025 LTIP Performance Units
Based on the performance measures of an average annual operating income growth rate of -7.6% and Economic Profit of $313M, $236M, and $720M for 2023, 2024, and 2025, respectively, the achievement for the performance units, which comprised 60% of the 2023-2025 LTIP, was 6% of the target. However, the modifier of the Company’s rTSR performance against the peer group was below median for the cycle, resulting in achievement of 79% or a downward modifier of 21% against Company performance, such that the total achievement was 5% for each of the NEOs.
*    Economic Profit is a non-GAAP measure designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in profitable growth projects.

2023-2025 LTIP Performance Measures	Threshold (0% payout)	Target (50% payout)	Maximum (100% payout)	Individual Measure Payouts	Total Achievement Level (% of Target)
Average Annual Operating Income Growth Rate(1) (50% weighting)				0%	5%
Economic Profit(1) (50% weighting)	Based on prior year’s Economic Profit with the payout percent averaged over three years; Recommended performance range of 5.3% of GCE for each year ($335M for 2023)			6%
Relative Total Shareholder Return (Modifier)				0.79x

(1)The reflected actual average annual operating income growth rate excludes non-cash goodwill impairment charges of $108 million in 2024 and $164 million in 2025 related to the Company’s Quality Carriers investment, but this exclusion did not result in any adjustment to the actual payout amounts.
(2)Economic Profit is a non-GAAP measure designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in profitable growth projects.

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Compensation Discussion and Analysis | Long-Term Incentive Compensation
Performance Measures and Equity Award Mix for the Outstanding LTIPs
Performance Measures. In determining the performance measures for the performance units for each LTIP cycle, the Committee: (i) considers information on various growth and return-based measures; and (ii) actively monitors the effectiveness of existing measures in driving the Company’s strategic business objectives and delivering shareholder returns.

LTIP Cycle	Performance Measures	Rationale

2024-2026 and 2025-2027 LTIP cycles	▶Average Annual Operating Income Growth Rate (50%) ▶Economic Profit (50%)
▶Average annual operating income growth rate measures the average increase in operating income for the three-year LTIP cycle.
▶This measure was incorporated due to the Company’s continued focus on driving profitable growth.
▶Economic Profit is a non-GAAP measure designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in profitable growth projects. Improvement in Economic Profit has historically had a strong relationship to stock price appreciation.
▶As previously shown, Economic Profit is calculated as gross cash earnings minus the capital charge on gross operating assets, and Economic Profit performance is measured as an improvement versus the prior year’s actual Economic Profit.
▶An Economic Profit payout percentage is calculated for each fiscal year during the LTIP cycle, with the final payout percentage determined using an average of the three annual payout percentages.
▶This measure was incorporated to drive earnings growth, and to better align compensation to the value created for our shareholders and other stakeholders.
▶For the 2025-2027 LTIP cycle, the threshold to maximum levels for the Economic Profit measure were updated to range from 25% to 100% of the performance units subject to the award, consistent with the average annual operating income growth rate measure.
▶Forward-looking LTIP targets are not disclosed for proprietary and competitive harm reasons.

2026-2028 LTIP cycle	▶Return on Invested Capital (ROIC) (60%) ▶Relative Total Shareholder Return (rTSR) (40%)
▶Return on Invested Capital (ROIC) measures how effectively a company uses all its capital to generate profits.
▶This measure was incorporated to drive profitable growth.
▶Relative Total Shareholder Return (rTSR) is a key metric showing how well a company’s performance compared to its competitors’ by measuring a company’s shareholder returns against a peer group or index. This measure was updated from being a supplemental performance modifier to a core performance metric.
▶This measure was incorporated to drive earnings growth and directly align pay to shareholder value creation relative to competitors.
▶Forward-looking LTIP targets are not disclosed for proprietary and competitive harm reasons.

85	2026 Proxy Statement

Compensation Discussion and Analysis | Long-Term Incentive Compensation
Equity Mix. All three outstanding LTIPs are comprised of performance units, non-qualified stock options, and restricted stock units for the NEOs. For the 2024-2026 and 2025-2027 LTIP cycles, the Committee approved a market competitive LTIP grant value for the NEOs (the Board approved for the CEO) allocating 60% of the value to performance units, 20% for non-qualified stock options, and 20% for restricted stock units. The allocation for the 2026-2028 LTIP cycle was updated to be 50% performance units, 30% non-qualified stock options, and 20% restricted stock units. The increased weighting on non-qualified stock options aligns executive compensation directly to the interests of shareholders through stock price appreciation.

2024-2026 AND 2025-2027 LTIP CYCLES	2026-2028 LTIP CYCLE

The performance units for the 2024-2026 LTIP cycle have an rTSR modifier that measures performance against the S&P 500 Industrial Index companies and recognizes over performance above the 60th percentile and under performance below the 40th percentile, with a maximum payout of 250%. Performance above the 60th percentile would result in an increased payout by up to 25%, and performance below the 40th percentile would result in a decreased payout by up to 25%. Performance between the 40th and 60th percentiles would result in no modification to payouts. For the 2025-2027 LTIP cycle, the performance units have an rTSR modifier that recognizes performance against the Class I Railroads. CSX rankings of 1st or 5th in the peer group would result in an increase or decrease in the payout of 20%, respectively, with a maximum payout of 240%. CSX rankings of 2nd, 3rd, or 4th would result in no modification to payouts. This modifier is designed to appropriately align NEO payouts with share price performance relative to a predetermined peer group, as approved by the Committee at the time of grant. The 2026-2028 LTIP cycle does not include an rTSR modifier and instead incorporates rTSR as a core metric in the plan design.
For each of the outstanding LTIP cycles, the number of performance units and restricted stock units awarded to each NEO was calculated based on a specific grant value divided by the grant date closing price of CSX common stock. The number of non-qualified stock options awarded was calculated based on the Black-Scholes value for the same period.
Clawback Provisions and Policy
Payouts made under the MICP and LTIP programs are subject to recovery or clawback in certain circumstances. Under the applicable clawback triggers, an employee who has received a payout will be required to promptly return the monies (or any portion of the monies requested by the Company) in each of the following circumstances: (i) if it is determined that the employee engaged in misconduct, including, but not limited to, dishonesty, fraud (including reporting inaccurate financial information), theft, or other serious misconduct as determined by the Company; (ii) if the Company is required to file an accounting restatement due to the Company’s material noncompliance with any financial reporting requirements under federal securities laws; or (iii) if the payout is otherwise required to be recovered by law or court order (i.e., garnishment).
In accordance with (ii) above, the Company adopted a separate, stand-alone financial statement compensation recoupment policy pursuant to which incentive-based compensation received by current and former executives is subject to recoupment if the Company is required to restate financial statements due to: (i) an error in previously issued financial statements that is material to the previously issued financial statements; or (ii) an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Under this new policy, when an event that triggers a clawback occurs, recovery is mandatory and no misconduct is required.

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Compensation Discussion and Analysis | Employment Agreements
Employment Agreements
In connection with his appointment as CEO and President, we entered into an employment letter with Mr. Angel, dated September 28, 2025, which provides for Mr. Angel’s initial annual base salary of $1,500,000 and initial annual target bonus opportunity under the MICP of 175% of base salary. In addition, Mr. Angel received a sign-on equity award under the Stock Plan having a grant date target value of $10,000,000, comprised (i) 50% of performance units under the 2025-2027 LTIP and (ii) 50% of stock options that will cliff vest on the third anniversary of Mr. Angel’s start date and will have a seven-year term. Beginning in 2026, Mr. Angel will be eligible to receive an annual LTIP award on a substantially similar basis as other similarly situated executives, with the initial grant made in 2026 having a grant date target value of $13,500,000. The Company will also provide Mr. Angel with corporate housing in Jacksonville, Florida, will reimburse Mr. Angel one time for up to $100,000 in non-refundable expenses incurred by him for personal trips cancelled in 2025 as a result of him become CEO and President of CSX, and will provide up to $200,000 per year for his personal use of the corporate aircraft.
Mr. Hinrichs was also party to an employment letter with the Company. In connection with his involuntary separation from employment in 2025, Mr. Hinrichs received separation benefits provided under his employment letter, as described under the section entitled “Post-Employment Compensation – Termination Without Cause by the Company or by the Executive for Good Reason (Other than in connection with a Change in Control)” below.
No other NEOs have individual employment letters or agreements. The described individual employment letter has been filed and can be viewed on the SEC website at www.sec.gov.
Non-Compete and Non-Solicitation Agreements
The CEO and other NEOs are required to enter into formal non-compete and non-solicitation agreements with the Company as a condition for participation in each LTIP cycle. The non-compete provisions preclude an executive from working for a competitor of the Company and extend for a period of 18 months following separation from employment. The non-solicitation provisions generally prohibit executives from soliciting CSX customers or soliciting, hiring, or recruiting CSX employees for any business that competes with CSX for a period of 18 months after separation.
Severance Agreements
Mr. Angel is eligible for the following severance benefits under his employment letter with the Company in the event of a termination of employment by the Company without “cause” or by Mr. Angel for “good reason” prior to becoming “retirement eligible”:
▶Lump-sum cash-severance payment equal to two times his then-current base salary plus two times his target MICP award;
▶Pro-rata payment of his MICP award for the year of termination, subject to actual attainment of performance goals; and
▶Unvested equity awards will vest on a pro-rata basis, with any performance-based awards remaining subject to satisfaction of pre-established performance goals at the end of the performance period.
If Mr. Angel’s employment terminates due to his death or a disability rendering him physically or mentally unable to perform his duties, he will be eligible to receive the pro-rata vesting described above. In the event that Mr. Angel’s employment terminates after he becomes “retirement eligible” (defined to mean his attainment of age 60 plus at least three years of continued service) either (i) by the Company without cause or by him for good reason or (ii) by him due to his voluntary retirement by providing the Company with at least 180 days’ notice of his plans to retire, Mr. Angel will receive, in lieu of any of the severance benefits described above, continued vesting of his unvested equity awards, subject to any relevant performance criteria.
As of December 31, 2025, Messrs. Boone, Cory, and Fortune and Ms. Sorfleet were eligible for benefits under the Company’s executive severance plan that was implemented in September 2022 and amended in July 2023. Under the executive severance plan, the NEOs are eligible to receive: (i) severance pay equal to the sum of one times the current base salary and one times the current target bonus under the MICP; (ii) a pro-rata bonus under the MICP in the plan year of the termination; (iii) continuation of medical and dental coverage for up to 12 months; (iv) financial planning for one year following termination; (v) prorated vesting of outstanding equity incentive awards; and (vi) outplacement services for one year after termination. Notwithstanding the foregoing, if an NEO is entitled to severance benefits under their respective change-of-control agreement, they will not be entitled to the severance benefits outlined above.
Mr. Hinrichs involuntarily separated from employment as President and Chief Executive Officer effective September 27, 2025, in connection with which he entered into a separation agreement providing for his separation benefits under his employment letter, as described under the section entitled “Post-Employment Compensation – Termination Without Cause by the Company or by the Executive for Good Reason (Other than in connection with a Change in Control)” below.
In addition, Mr. Pelkey involuntarily separated from employment, in connection with which he was eligible to receive the severance benefits under the executive severance plan outlined above.
Messrs. Hinrichs and Pelkey’s actual severance payments and the severance amounts that would have been payable had the NEOs, other than Messrs. Hinrichs and Pelkey, terminated employment with the Company as of December 31, 2025 are described further in the “Post-Employment Compensation” table.

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Compensation Discussion and Analysis | Total Rewards
Change-of-Control Agreements
The Company provides “double-trigger” change-of-control benefits pursuant to agreements that are designed to ensure management objectivity as it makes strategic business decisions. The Company’s policy for severance benefits upon a change of control: (i) requires a “double trigger” (i.e., payments are conditioned upon a change of control as well as separation from employment) to receive severance; (ii) provides that the executive will be responsible for the payment of any excise tax arising from any “excess parachute payment” as defined in Section 280G of the Code; and (iii) defines “bonus” as the current “target” amount. The policy also provides that the payment of severance benefits, without shareholder approval, is limited to 2.99 times base salary plus bonus for all NEOs other than Mr. Angel. Mr. Angel’s change-of-control agreement provides for a severance multiplier of 3.0 times his annual base salary plus target annual bonus.
Our NEOs are subject to the terms of the change-of-control agreements described above and as further detailed under the section entitled “Potential Payouts Under Change-of-Control Agreements.”
Total Rewards
Retirement Programs
CSX’s retirement programs currently are: (i) defined contribution 401(k) and deferred compensation plans; (ii) a now-closed defined benefit pension plan; (iii) and a now-closed non-qualified special retirement plan. The retirement programs described below are provided to the NEOs under the following plans:
▶The CSX Corporation 401(k) Plan (the “CSXtra Plan”);
▶The Executive Deferred Compensation Plan (the “EDCP”);
▶The CSX Pension Plan (the “Pension Plan”); and
▶The Special Retirement Plan for CSX Corporation and Affiliated Corporations (the “Special Retirement Plan”).
CSXtra Plan
The NEOs may contribute to the CSXtra Plan, a defined contribution 401(k) plan. Participants may contribute on a pre-tax or Roth after-tax basis, if eligible, and receive Company matching contributions. The Company’s matching contribution is equal to 100% on the employee’s first 1% of eligible compensation contributed, and 50% on the employee’s additional contributions up to 6% of base salary, for a maximum Company match of up to 3.5% of eligible compensation. Participants may invest contributions in various investment funds.
In lieu of participation in the Qualified CSX Pension Plan described below, any NEO and CSX non-union employee hired, rehired, or promoted from union positions on or after January 1, 2020 receives an additional employer contribution of 3% of base salary plus 3% of their actual short-term incentive plan payout. These contributions are made regardless of participation in the CSXtra Plan and vest upon the earlier of the completion of three years of service or attainment of age 65. Messrs. Angel, Cory, and Fortune were hired after January 1, 2020 and are currently receiving the additional employer contribution.
Executive Deferred Compensation Plan
CSX offers a voluntary, non-qualified EDCP for the benefit of its executives and other eligible employees. Under the EDCP, the NEOs may defer compensation in excess of qualified plan limits until retirement or another specified date or event. Participating employees with base salary above the qualified plan limits may defer compensation to allow them to receive the full Company matching contribution of up to 3.5% of base salary not otherwise available to them under the CSXtra Plan. In addition, any NEOs hired on or after January 1, 2020 are eligible to receive an additional contribution of 3% of base salary and short-term incentive pay that exceeds the compensation limit under the Internal Revenue Code (the “Code”). These contributions are made regardless of participation in the EDCP and vest upon the earlier of the completion of three years of service or attainment of age 65.
Under the EDCP, participating employees, including NEOs, are entitled to voluntarily elect to defer up to: (i) 75% of base pay; and (ii) 100% of awards payable in cash under CSX’s short-term incentive plans. Any NEO hired on or after January 1, 2020 receives a Company matching contribution of up to 3.5% for short-term incentive plan deferrals made, with immediate vesting. NEOs also are entitled to receive matching contributions that would have been received under CSX’s 401(k) plan assuming that: (i) certain compensation limits prescribed by the Code did not apply; and (ii) contributions made under the EDCP were instead made under CSX’s 401(k) plan. Messrs. Angel, Cory, and Fortune were hired after January 1, 2020 and are currently receiving the additional matching contribution.
In accordance with a participant’s individual elections, deferred amounts—other than stock awards—are treated as if they were invested among the investment funds available under the qualified 401(k) plan. Participants may elect to change the investment of deferred amounts, other than deferred stock awards. EDCP participants may elect to receive payment of their deferred amounts, including earnings, upon separation from service or upon the attainment of a specified date. Participants may elect to receive payment in the form of a lump sum or in semi-annual installments over a period of up to 10 years (or 20 years, prior to 2021).

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Compensation Discussion and Analysis | Total Rewards
A participant may apply for accelerated payment of deferred amounts in the event of certain hardships and unforeseeable emergencies. Under the EDCP, cash deferrals are distributed in the form of cash and deferred stock awards (prior to 2023) are paid in the form of CSX common stock. Messrs. Angel and Boone and Ms. Sorfleet voluntarily participate in the EDCP, and Messrs. Hinrichs and Pelkey have participated as well.
Qualified CSX Pension Plan
The Pension Plan, which has been closed to new employees hired, rehired, or those promoted from union positions since January 1, 2020, is qualified under the Code and covers the NEOs and CSX’s non-union employees who were employed with the Company prior to January 1, 2020. For the NEOs, pension benefits accrue based on a “cash balance” formula. Under the cash balance formula, benefits are expressed in the form of a hypothetical account balance. For each month of service, the NEO’s account is credited with a percentage of the participant’s pay for that month. The percentage of pay credited is determined based on the participant’s age and years of service.
The hypothetical account earns interest credits on a monthly basis applied to the participant’s account balance as of the end of the prior month. The interest credit rate is equal to one-twelfth of the average percentage yield on the monthly 10-year U.S. Treasury bond rate for the five months preceding the applicable plan year, but no less than an annual rate of 3.66%. The annual interest crediting rate used for 2025 was 4.09%. The resulting benefit is subject to a cap imposed under Section 415 of the Code (the “415 Limit”). The 415 Limit for 2025 was $280,000 (for a life annuity at age 65) and is subject to adjustment for future cost-of-living changes. Further, under the Code, the maximum amount of pay that may be taken into account for any year is limited. This limit (the “Compensation Limit”) was $350,000 for 2025 and is also subject to adjustment for future cost of living changes.
▶Vesting — Benefits under this formula vest upon the earlier of the completion of three years of service or attainment of age 65.
▶Form of Payment of Benefits — Benefits under this formula may be paid upon termination of employment or retirement as a lump sum or in various annuity forms. The valuation method and actuarial factors used to determine the present value of accumulated benefits shown in the respective table below are described in the 2025 Annual Report.
Mr. Boone and Ms. Sorfleet were hired prior to January 1, 2020 and participate in the qualified pension plan.
Special Retirement Plan for CSX and Affiliated Corporations
The Special Retirement Plan is a non-qualified defined benefit plan that covers CSX employees, including the NEOs, who were hired, rehired, or promoted from a union position before January 1, 2020, and is now closed to all new employees or those promoted from union positions. The Special Retirement Plan provides for the payment of benefits that would otherwise not be available under the Pension Plan due to the 415 Limit and the Compensation Limit, both as described above. The purpose of the Special Retirement Plan is to assist CSX in retaining key executives by allowing the Company to offer competitive pension benefits.
Under the Special Retirement Plan, participants receive non-qualified pension benefits on base salary and short-term incentive compensation that exceed the $350,000 compensation limit under the Code and the $280,000 benefit cap under Section 415 of the Code. These benefits are calculated using the cash balance formula described above for all the NEOs, without regard to the 415 Limit or the Compensation Limit.
Non-qualified pension benefits can be paid in the same form as under the Pension Plan. Pension benefits under the Special Retirement Plan are subject to: (i) suspension and possible forfeiture if a retired executive competes with the Company or engages in acts detrimental to the Company; or (ii) forfeiture if an executive is terminated for engaging in acts detrimental to the Company.
The valuation method and actuarial factors used to determine the present value of accumulated benefits shown in the “2025 Pension Benefits Table” for the Special Retirement Plan are described in the 2025 Annual Report.
Mr. Boone and Ms. Sorfleet were hired prior to January 1, 2020 and participate in the Special Retirement Plan.
Health and Well-Being Benefits
CSX provides the same health and well-being benefits to the NEOs as those available to all full-time, non-union employees. The Company also provides basic life insurance and accidental death and dismemberment insurance coverage to all non-union employees, each of which is equal to two times their respective annual salaries, up to $1 million. Additionally, the Company provides NEOs, on the same basis as other non-union employees, salary continuance in the event of short-term (up to 100% of their base pay based on tenure) or long-term disability (up to $25,000 per month), travel accident insurance and vacation.
On January 1, 2024, well-being reimbursement accounts were provided to the NEOs and all management employees as a new benefit offering. This post-tax benefit allows employees the freedom to be reimbursed up to $600 annually for eligible expenses incurred on a wide range of services and products that support emotional, financial, social, and physical well-being. This benefit has ended as of December 31, 2025.

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Compensation Discussion and Analysis | Total Rewards
Employee Stock Purchase Plan
The CSX Employee Stock Purchase Plan (the “ESPP”) provides eligible employees the right to purchase shares of CSX common stock in accordance with the terms of the ESPP. All employees who have been employed by the Company at least 30 days prior to the beginning of the enrollment period are eligible to participate in the ESPP. Under the ESPP, employees may purchase shares at the lesser of: (i) 85% of the fair market value of a share of CSX common stock on the first day of an offering; or (ii) 85% of the fair market value of a share of CSX common stock on the last day of an offering. There are two offering periods each year: January through June; and July through December. Beginning with the January through June 2025 offering period, a 3-month holding period after the purchase date applies to shares purchased by participants. The ESPP limits the number of shares of CSX common stock that an employee may purchase in a calendar year to a number of shares that have a fair market value (as of the applicable grant date) equal to $25,000.
Other Benefits
Other benefits provided to NEOs in 2025 included: (i) financial planning services of up to either $9,000 if the executive selects their own advisor or $12,000 if the executive uses the company that CSX has selected; and (ii) an annual health and well-being examination. The aggregate cost to the Company of these perquisites was approximately $17,000 for each NEO.
Additionally, pursuant to Company policy, Mr. Angel, as CEO, is required to travel by Company aircraft, including Company chartered aircraft, at all times for security purposes and to ensure efficient use of his time. Mr. Angel’s personal use of the corporate aircraft was capped at $200,000 for 2025. Other senior-level executives have access to the Company aircraft and may use it on a very limited basis for personal reasons. The amounts related to the NEOs’ use of the Company aircraft are disclosed in the “Summary Compensation Table.”
In December 2022, the Committee approved a CSX Executive Charitable Match Program, to better reflect CSX’s strong commitment to philanthropy and community involvement. Under this program, which was effective January 1, 2023, CSX matches executive contributions to organizations that qualify for support under Company guidelines, up to a maximum annual CSX contribution of $50,000 for the President and Chief Executive Officer, $15,000 for Executive Vice Presidents, and $5,000 for Senior Vice Presidents/Vice Presidents.
Employees who contribute to the CSX GGF, the Company’s PAC, may also participate in the CSX PACMatch Program. Through this program, every dollar contributed to the CSX GGF at $25 and above is matched by the Company and donated to a federally registered charity of choice, up to a maximum annual CSX contribution of $5,000 per employee, including executive officers, per year.
Stock Ownership Guidelines
CSX believes that, in order to align the interests of management with those of its shareholders, it is important that NEOs and other senior leaders hold a significant ownership position in CSX common stock relative to their base salary. To achieve this, CSX has established the following formal stock ownership guidelines. Each of the individuals covered by these guidelines must retain 100% of their net shares issued until the guidelines are achieved. The types of equity that apply towards these ownership guidelines are vested and unvested restricted stock units, vested performance units, and any other CSX common stock owned.

Position	Minimum Value
Chief Executive Officer	6 times base salary
Executive Vice Presidents	4 times base salary
Senior Vice Presidents	3 times base salary
Vice Presidents	1 times base salary
Equity Award Grant Timing
CSX historically grants options and other awards at its February meeting each year. While equity grants are typically made on an annual basis, CSX also periodically grants off-cycle awards in connection with circumstances such as new hires and promotions. CSX does not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. During fiscal year 2025, CSX did not grant equity awards to NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. CSX has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for NEO grants in fiscal year 2025.
CSX Insider Trading Policy
CSX maintains insider trading policies and procedures governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers, and employees, as well as the Company itself, the Company believes are reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as listing standards applicable to the Company. A copy of the Company’s insider trading policy is filed as an exhibit to the 2025 Annual Report.
Policy Prohibiting Hedging/Pledging of CSX Stock
CSX’s insider trading policy prohibits officers and directors from entering into transactions to hedge their ownership positions in CSX securities. In addition, the policy prohibits officers and directors from pledging CSX securities.

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2025 Summary Compensation Table
The Summary Compensation Table and the accompanying footnotes describe the amount and type of compensation for the NEOs for 2025 and, if applicable, 2024 and 2023.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Stephen F. Angel(1) President and Chief Executive Officer	2025	386,364	—	5,385,342	5,248,065	513,863	—	177,978	11,711,612
Kevin S. Boone Executive Vice President and Chief Financial Officer	2025	747,917	—	2,527,360	630,000	568,417	159,396	54,969	4,688,058
	2024	725,000	—	2,520,020	630,006	594,500	146,119	48,035	4,663,680
	2023	725,000	—	2,520,013	630,001	833,750	157,053	68,285	4,934,102
Michael A. Cory(1) Executive Vice President and Chief Operating Officer	2025	757,083	—	2,527,360	630,000	575,383	—	2,365,655	6,855,481
	2024	725,000	—	2,520,020	630,006	594,500	—	606,698	5,076,224
Stephen Fortune Executive Vice President and Chief Digital & Technology Officer	2025	668,333	—	1,865,419	465,008	507,933	—	77,281	3,583,974
	2024	650,000	—	1,860,052	465,004	533,000	—	78,298	3,586,354
	2023	650,000	—	1,860,011	465,008	747,500	—	83,469	3,805,988
Diana B. Sorfleet(1) Retired Executive Vice President and Chief Administrative Officer	2025	588,333	—	1,865,419	465,008	402,420	160,430	44,691	3,526,301
Joseph R. Hinrichs(2) Former President and Chief Executive Officer	2025	1,113,636	—	10,029,002	2,500,008	1,481,137	—	8,572,670	23,696,453
	2024	1,487,302	—	9,120,036	2,280,008	2,110,361	—	352,945	15,350,652
	2023	1,400,000	—	8,000,032	2,000,003	2,415,000	—	259,200	14,074,235
Sean R. Pelkey(2) Former Executive Vice President and Chief Financial Officer	2025	604,257	—	2,206,389	550,008	459,235	139,238	304,209	4,263,336
	2024	696,667	—	1,860,052	465,004	571,267	151,462	58,813	3,803,265
	2023	660,000	—	1,860,011	465,008	759,000	156,340	59,965	3,960,324
(1)In accordance with SEC rules, no amounts are included for any NEO prior to the year in which he or she became an NEO.

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Compensation Tables | 2025 Summary Compensation Table
(2)Mr. Hinrichs involuntarily separated from employment on September 27, 2025 under circumstances that made him eligible for severance benefits under his employment letter dated September 26, 2022. Mr. Pelkey involuntarily separated from employment on October 29, 2025 under circumstances that made him eligible for severance benefits under the Company’s executive severance plan. See section “Post-Employment Compensation – Termination Without Cause by the Company or by the Executive for Good Reason (Other than in connection with a Change in Control)” below for more information.
(3)Stock Awards – Amounts disclosed in this column are related to LTIP performance units and restricted stock units granted in 2023, 2024, and 2025, as applicable, and reflect the aggregate grant date fair value of such stock awards computed in accordance with FASB ASC Topic 718. For performance units, the grant date fair value is based on the probable outcome of performance conditions at the time of grant. For more information and assumptions used in valuing these awards, see Note 4, Stock Plans and Share-Based Compensation in the Notes to the Consolidated Financial Statements in the 2025 Annual Report, which was filed with the SEC on February 12, 2026. If the highest level of performance under each LTIP cycle is achieved, the maximum grant date fair value of the performance units (which does not include stock options, restricted stock units, or restricted stock) for each NEO by year of grant would be: (i) 2025, Mr. Angel - $12,924,806, Mr. Hinrichs - $18,069,584, Mr. Pelkey - $3,975,337, Mr. Fortune and Ms. Sorfleet - $3,360,993, and Messrs. Boone and Cory - $4,553,614; (ii) 2024, Mr. Hinrichs - $17,100,063, Messrs. Pelkey and Fortune - $3,487,592, and Messrs. Boone and Cory - $4,725,056; and (iii) 2023, Mr. Hinrichs - $15,000,020, Messrs. Pelkey and Fortune - $3,487,500 and Mr. Boone - $4,725,006.
(4)Option Awards – The values included in this column represent the aggregate grant date fair value of non-qualified stock options granted to each NEO computed in accordance with FASB ASC Topic 718. For more information and assumptions used in valuing these awards, see Note 4, Stock Plans and Share-Based Compensation in the Notes to the Consolidated Financial Statements in the 2025 Annual Report, which was filed with the SEC on February 12, 2026.
(5)Non-Equity Incentive Plan Compensation – The 2025 short-term incentive compensation plan (MICP) was paid on February 20, 2026 based on a 76% Company payout of the Target Incentive Opportunities for each NEO under the 2025 MICP. No individual performance adjustments were applied to 2025 payouts for any NEO.
(6)Change in Pension Value and Non-qualified Deferred Compensation Earnings – The values in this column reflect aggregate changes in the actuarial present value of pension benefits. The changes in values result from increases in each individual’s years of service, total cash compensation and revised mortality assumptions, as well as from a decrease in the pension discount rate from 5.50% to 5.25%. CSX measured its pension values as of December 31, 2025. Messrs. Angel, Cory, Fortune, and Hinrichs do not participate in the CSX Pension Plan.
(7)All Other Compensation – The components of “All Other Compensation” for 2025 are as follows:

Name	CSXtra Plan Contributions ($)(a)	NQDC Plan Contributions ($)(b)	Health Savings Account Contributions ($)(c)	Relocation Tax Gross-ups ($)(d)	Severance ($)(e)	Perquisites ($)(f)	Total ($)
Stephen F. Angel	16,989	6,708	—	2,944	—	151,337	177,978
Kevin S. Boone	15,700	13,869	2,400	—	—	23,000	54,969
Michael A. Cory	10,500	17,645	2,400	1,871	—	2,333,239	2,365,655
Stephen Fortune	22,750	30,210	2,400	—	—	21,921	77,281
Diana B. Sorfleet	12,900	8,298	2,400	—	—	21,093	44,691
Joseph R. Hinrichs	24,908	135,615	2,400	—	8,250,000	159,747	8,572,670
Sean R. Pelkey	12,046	12,163	2,400	—	245,000	32,600	304,209
(a)CSXtra Plan contributions include: (i) employer matching contributions that were made based on NEO plan participation; and (ii) other non-elective employer contributions that were made to Messrs. Hinrichs, Cory, and Fortune.
(b)Non-qualified Deferred Compensation (“NQDC”) Plan contributions include: (i) employer matching contributions that were made based on NEO plan participation; and (ii) other non-elective employer contributions that were made to Messrs. Hinrichs, Cory, and Fortune.
(c)Health Savings Account contributions include employer matching contributions associated with NEO participation in the medical plan.
(d)The amounts in this column represent tax gross-ups for relocation assistance to Messrs. Angel and Cory pursuant to the CSX Relocation Policy for management employees.
(e)Represents severance payments in connection with the executive’s separation from employment.
(f)The values in this column reflect the aggregate incremental cost to the Company for financial planning/tax preparation services, personal usage of Company aircraft, including Company chartered aircraft, relocation expenses, and the Company’s match for charitable contributions and PAC Match contributions, as applicable. None of the PAC Match contributions exceeded $5,000. The amount shown for Mr. Angel includes $50,015 for relocation expenses incurred by Mr. Angel pursuant to the CSX Relocation Policy for management employees, Company-mandated personal aircraft use of $54,266, as described in the CD&A section, and a charitable contribution match of $50,000. The amount shown for Mr. Cory includes financial planning/tax preparation services for years 2023, 2024, and 2025 of $21,873, as well as $2.2M for relocation expenses incurred by Mr. Cory pursuant to the CSX Relocation Policy for management employees. The amount for relocation expenses includes a $1.6M loss on a sale of Mr. Cory’s home, which was bought out pursuant to the Company’s Relocation Policy for management employees. No further relocation expenses for Mr. Cory are expected. The amount shown for Mr. Hinrichs includes Company-mandated personal aircraft use of $101,482, as described in the CD&A section, and a charitable contribution match of $50,000. The aggregate incremental cost to the Company for use of the Company-owned aircraft is calculated by multiplying the hourly variable cost rate for the aircraft by the hours the executive used the aircraft for personal travel, and adding other costs associated with personal travel on the Company aircraft not included in the hourly variable cost rate, as applicable. Company chartered aircraft is available for the Company’s use through a time-share arrangement with a fixed time-share charge for the right to use the aircraft and a per-charge trip. The aggregate incremental cost to the Company for use of the Company chartered aircraft is calculated as the amount of those per-trip charges attributable to the executive’s personal use. The fixed time-share charge is not included as an incremental cost, as CSX must pay this amount even if the executive does not use the aircraft for personal travel.

2026 Proxy Statement	92

Compensation Tables | 2025 Grants of Plan-Based Awards Table
2025 Grants of Plan-Based Awards Table
In 2025, the NEOs received grants of the plan-based awards as shown in the table below.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Awards (# of units)(2)			All Other Stock Awards (units)(3)	All Other Option Awards (#)(4)	Exercise Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (units)	Target (units)	Maximum (units)
Stephen F. Angel	October 1, 2025				29,985	149,926	359,822	—			5,385,342
	October 1, 2025								636,052	35.00	5,248,065
		20,284	676,136	1,352,273
Kevin S. Boone	February 14, 2025							18,880			630,026
	February 14, 2025								62,014	33.37	630,000
	February 18, 2025				11,237	56,184	134,842				1,897,334
		22,438	747,917	1,495,833
Michael A. Cory	February 14, 2025							18,880			630,026
	February 14, 2025								62,014	33.37	630,000
	February 18, 2025				11,237	56,184	134,842				1,897,334
		22,712	757,083	1,514,167
Stephen Fortune	February 14, 2025							13,935			465,011
	February 14, 2025								45,773	33.37	465,008
	February 18, 2025				8,294	41,469	99,526				1,400,408
		20,050	668,333	1,336,667
Diana B. Sorfleet	February 14, 2025							13,935			465,011
	February 14, 2025								45,773	33.37	465,008
	February 18, 2025				8,294	41,469	99,526				1,400,408
		15,885	529,500	1,059,000
Joseph R. Hinrichs	February 14, 2025							74,918			2,500,014
	February 14, 2025								246,088	33.37	2,500,008
	February 18, 2025				44,590	222,949	535,078				7,528,988
		58,466	1,948,864	3,897,728
Sean R. Pelkey	February 14, 2025							16,482			550,004
	February 14, 2025								54,140	33.37	550,008
	February 18, 2025				9,810	49,049	117,718				1,656,385
		18,128	604,257	1,208,514
(1)Estimated Possible Payouts Under Non-Equity Incentive Plan Awards – The amounts in these columns reflect the threshold, target, and maximum payout opportunities for 2025 under the MICP based on the Target Incentive Opportunities for each NEO. The values reflect a threshold payout of 3% of each NEO’s Target Incentive Opportunity, a target payout of 100% of each NEO’s Target Incentive Opportunity, and a maximum payout of 200% of each NEO’s Target Incentive Opportunity. The amounts actually paid for 2025 under the MICP are included in the “Summary Compensation Table.”
(2)Estimated Future Payouts Under Equity Incentive Plan Program – The amounts in these columns reflect the number of shares subject to performance units granted for the 2025-2027 LTIP cycle that are eligible to be earned and vest based on threshold, target, and maximum achievement of pre-established financial performance goals. The Company’s performance over the 2025-2027 performance period will determine the number of shares that are paid out in respect of such performance units, which can range from 0% to 240% of the performance units subject to the grants. The 2025-2027 LTIP is designed to payout 25% at threshold, 100% at target, and 200% at maximum. The NEOs also have an rTSR payout modifier applicable to the performance units based on a linear formula, which can increase or decrease the payout by as much as 20%, giving them a threshold payout of 25% and a maximum payout of 240%. The number listed in the threshold column (20% of the total performance units subject to the grant) is the number of performance units that would be earned if the threshold performance level were achieved for only one of the financial performance measures and the modifier is -20%. If both financial performance measures reach threshold performance level and the modifier is -20%, the resulting threshold payout would be 40% for the NEOs. The number listed in the maximum column (240% of the total performance units subject to the grant) is the number of performance units that would be earned if each metric pays out at a maximum of 200% and the modifier is +20%.

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Compensation Tables | 2025 Grants of Plan-Based Awards Table
(3)All Other Stock Awards – The amounts in this column represent the number of restricted stock units granted to Messrs. Hinrichs, Pelkey, Boone, Cory, and Fortune and Ms. Sorfleet on February 14, 2025. One third of these units vested on February 14, 2026, and the remaining units will vest ratably on February 14, 2027 and February 14, 2028, subject to the NEO’s continued employment through the applicable vesting date.
(4)All Other Option Awards – The amounts in this column represent the number of non-qualified stock options granted to Messrs. Hinrichs, Pelkey, Boone, Cory, and Fortune and Ms. Sorfleet on February 14, 2025, which vest and become exercisable on a three-year graded vesting schedule. One third of these options became exercisable on February 14, 2026, and the remaining options will become exercisable ratably on February 14, 2027 and February 14, 2028. These options were granted with an exercise price equal to the closing stock price on the date of grant of $33.37. The amounts in this column also include the number of non-qualified stock options granted to Mr. Angel on October 1, 2025, which vest and become exercisable on a three-year cliff vesting schedule. These options were granted with an exercise price equal to the closing stock price on the date of grant of $35.00.
(5)Grant Date Fair Value of Stock and Option Awards – The values in this column reflect the grant date fair value of restricted stock units and non-qualified stock options granted in 2025, calculated in accordance with FASB ASC Topic 718, and, for performance units, based on the probable outcome of the performance conditions (which is the target). For more information and assumptions used in valuing these awards, see Note 4, Stock Plans and Share-Based Compensation in the Notes to the Consolidated Financial Statements in the 2025 Annual Report, which was filed with the SEC on February 12, 2026, and, for the grant date value of the performance units if maximum levels of performance are achieved, see footnote 3 to the “Summary Compensation Table.”

2026 Proxy Statement	94

Compensation Tables | 2025 Outstanding Equity Awards at Fiscal Year-End
2025 Outstanding Equity Awards at Fiscal Year-End
The table below presents information pertaining to all outstanding equity awards held by the NEOs as of December 31, 2025. Stock awards are comprised of outstanding performance units, non-qualified stock options, restricted stock units, and restricted stock.

	Option Awards				Stock Awards
Name	Options Exercisable	Options Unexercisable(1)	Option Price ($)	Option Expiration Date	Shares Not Vested(2)	Market Value ($)(3)	Equity Incentive Awards Not Vested(4)	Market Value ($)(5)
Stephen F. Angel	—	636,052	35.00	10/1/2032	—	—	119,941	4,347,861
Kevin S. Boone	13,455	—	22.70	2/6/2029	36,949	1,339,401	54,855	1,988,494
	246,507	—	23.48	12/4/2029
	216,927	—	26.50	2/18/2030
	93,150	—	29.49	2/9/2031
	77,191	—	35.17	2/16/2032
	42,618	21,309	31.67	2/15/2033
	18,149	36,298	36.72	2/16/2034
	—	62,014	33.37	2/14/2035
Michael A. Cory	18,149	36,298	36.72	2/16/2034	68,166	2,471,018	54,855	1,988,494
	—	62,014	33.37	2/14/2035
Stephen Fortune	31,456	15,729	31.67	2/15/2033	27,271	988,574	40,488	1,467,690
	13,395	26,792	36.72	2/16/2034
	—	45,773	33.37	2/14/2035
Diana B. Sorfleet	13,344	—	16.13	2/22/2027	27,271	988,574	40,488	1,467,690
	25,434	—	17.94	2/6/2028
	137,301	—	22.70	2/6/2029
	173,541	—	26.50	2/18/2030
	68,310	—	29.49	2/9/2031
	56,975	—	35.17	2/16/2032
	31,456	15,729	31.67	2/15/2033
	13,395	26,792	36.72	2/16/2034
	—	45,773	33.37	2/14/2035
Joseph R. Hinrichs	—	60,132	31.67	4/16/2026	58,356	2,115,405	214,217	7,765,366
	65,681	72,980	36.72	4/16/2027
	—	54,687	33.37	4/14/2028
Sean R. Pelkey	2,223	—	16.13	2/22/2027	29,818	1,080,903	46,552	1,687,510
	10,632	—	17.94	2/6/2028
	9,429	—	22.70	2/6/2029
	19,848	—	26.50	2/18/2030
	7,701	—	29.49	2/9/2031
	22,173	—	33.21	2/9/2031
	59,989	—	34.36	1/24/2032
	56,975	—	35.17	2/16/2032
	31,456	11,797	31.67	2/15/2033
	13,395	10,047	36.72	2/16/2034
	—	13,535	33.37	2/14/2035
(1)Number of Securities Underlying Unexercised Options (Unexercisable) – All stock options, except those granted to Messrs. Angel and Hinrichs, were granted 10 years prior to the Option Expiration Date listed in the table above. The stock options granted to Mr. Angel on October 1, 2025 were granted 7 years prior to the Option Expiration Date listed in the table above and vest and become exercisable on a three-year cliff vesting schedule. All outstanding stock options granted to Mr. Hinrichs expire 60 days after the vest date. The stock options granted to Mr. Pelkey on January 24, 2022 vest and become exercisable on a graded vesting schedule, with 50% vesting on the second anniversary of the grant date and 50% vesting on the third anniversary of the grant date. The other stock options granted to the NEOs in 2023, 2024, and 2025 vest and become exercisable on a three-year graded vesting schedule on each of the first three anniversaries of the grant date, generally subject to the NEO’s continued service through the applicable vesting date.

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Compensation Tables | 2025 Outstanding Equity Awards at Fiscal Year-End
(2)Number of Shares or Units of Stock That Have Not Vested – The units reflected in this column represent restricted stock units granted on September 25, 2023 to Mr. Cory that vest on September 25, 2026. This column also includes restricted stock units granted under the 2023-2025 LTIP cycle, the 2024-2026 LTIP cycle, and the 2025-2027 LTIP cycle. Vesting of all outstanding awards are generally subject to the NEO’s continued service through the applicable vesting date.
(3)Market Value of Shares or Units of Stock That Have Not Vested – The market values are based on the closing price of the Company’s common stock as of December 31, 2025 (the last trading day of 2025) of $36.25.
(4)Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested – The amounts reflected in this column represent performance units granted under the 2024-2026 and 2025-2027 LTIPs. The number of performance units shown is equal to the target number of performance units granted under the 2024-2026 LTIP cycle and the 2025-2027 LTIP cycle (and in the case of Messrs. Hinrichs and Pelkey, prorated to reflect a partial year of service). These performance units are eligible to be earned and vest based on achievement of Company performance measures over the applicable performance period. Performance units granted under the 2023-2025 LTIP cycle are considered earned as of December 31, 2025 and are included in the “2025 Option Exercises and Stock Vested” table below.
(5)Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested – The market values are based on the closing price of the Company’s common stock as of December 31, 2025 (the last trading day of 2025) of $36.25 per share.

2026 Proxy Statement	96

Compensation Tables | 2025 Option Exercises and Stock Vested Table
2025 Option Exercises and Stock Vested Table
The table below presents the value of performance units, restricted stock units, and restricted stock that vested in 2025, and the non-qualified stock options that were exercised in 2025.

	Option Awards		Stock Awards
Name	Shares Acquired on Exercise(1)	Value Realized on Exercise ($)	Shares Acquired on Vesting(2)	Value Realized on Vesting ($)(3)
Stephen F. Angel	—	—	—	—
Kevin S. Boone	31,053	569,201	38,547	1,296,493
Michael A. Cory	—	—	13,444	456,464
Stephen Fortune	—	—	39,774	1,285,871
Diana B. Sorfleet	—	—	28,452	956,958
Joseph R. Hinrichs	135,295	631,828	184,852	6,283,370
Sean R. Pelkey	—	—	37,180	1,241,774
(1)Shares Acquired on Exercise – Shares acquired on exercise include non-qualified stock options exercised and sold on October 21, 2025 by Mr. Hinrichs and October 22, 2025 by Mr. Boone.
(2)Shares Acquired on Vesting – Shares acquired through stock awards include: (i) performance units that were paid out pursuant to the 2023-2025 LTIP; (ii) restricted stock units that were paid out pursuant to the 2022-2024 LTIP; (iii) one-third of restricted stock units that were paid out pursuant to the 2023-2025 LTIP; (iv) one-third of restricted stock units that were paid out pursuant to the 2024-2026 LTIP; (v) restricted stock units granted to Mr. Pelkey that vested on January 24, 2025; (vi) restricted stock units granted to Mr. Fortune that vested on April 1, 2025; and (vii) restricted stock units granted to Mr. Hinrichs that vested on September 26, 2025.
(3)Value Realized on Vesting – The values in this column reflect: (i) the number of performance units paid out pursuant to the 2023-2025 LTIP cycle multiplied by $36.64, the closing price of the Company’s common stock on January 23, 2026, which is the date the performance units were paid out; (ii) the number of restricted stock units paid out pursuant to the 2022-2024 LTIP cycle multiplied by $33.37, the closing price of the Company’s common stock on February 14, 2025, which is the date the restricted stock units vested; (iii) one-third of the restricted stock units paid out pursuant to the 2023-2025 LTIP cycle multiplied by $33.37, the closing price of the Company’s common stock on February 14, 2025, which is the date the restricted stock units vested; (iv) one-third of the restricted stock units paid out pursuant to the 2024-2026 LTIP cycle multiplied by $33.37, the closing price of the Company’s common stock on February 14, 2025, which is the date the restricted stock units vested; (v) the number of restricted stock units granted to Mr. Pelkey pursuant to his promotion stock award multiplied by $32.69, the closing price of the Company’s common stock on January 24, 2025, which is the date the restricted stock units vested; (vi) the number of restricted stock units granted to Mr. Fortune pursuant to his sign-on stock award multiplied by $29.54, the closing price of the Company’s common stock on April 1, 2025, which is the date the restricted stock units vested; and (vii) the number of restricted stock units granted to Mr. Hinrichs pursuant to his sign-on stock award multiplied by $34.01, the closing price of the Company’s common stock on September 26, 2025, which is the date the restricted stock units vested.

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Compensation Tables | 2025 Pension Benefits Table
2025 Pension Benefits Table
As described below, CSX maintains closed defined benefit pension plans (qualified and non-qualified) under which the NEOs are eligible for benefits.

Name	Plan Name	Years Credited Service	Present Value Accumulated Benefits ($)(2)	Payments During Last FY ($)
Stephen F. Angel(1)	Qualified Pension Plan	—	—	—
	Non-qualified Special Retirement Plan	—	—	—
Kevin S. Boone	Qualified Pension Plan	8.333	240,740	—
	Non-qualified Special Retirement Plan	8.333	781,669	—
Michael A. Cory(1)	Qualified Pension Plan	—	—	—
	Non-qualified Special Retirement Plan	—	—	—
Stephen Fortune(1)	Qualified Pension Plan	—	—	—
	Non-qualified Special Retirement Plan	—	—	—
Diana B. Sorfleet	Qualified Pension Plan	14.583	497,172	—
	Non-qualified Special Retirement Plan	14.583	943,676	—
Joseph R. Hinrichs(1)	Qualified Pension Plan	—	—	—
	Non-qualified Special Retirement Plan	—	—	—
Sean R. Pelkey	Qualified Pension Plan	20.333	401,844	—
	Non-qualified Special Retirement Plan	20.333	541,768	—
(1)Messrs. Angel, Cory, Fortune, and Hinrichs do not participate in the pension plans, based on their hire date; more information on the qualified Pension Plan can be found under the “Benefits” subsection of the CD&A section beginning on page 88 of this Proxy Statement. They instead receive a non-elective contribution of 3% of base pay and actual bonus into their CSXtra 401(k) Plan accounts and Executive Deferred Compensation Plan (EDCP) accounts.
(2)For each of the NEOs, pension benefits accrue based on a “cash balance” formula. Under the cash balance formula, benefits are expressed in the form of a hypothetical account balance. For each month of service, the NEO’s account is credited with a percentage of the participant’s pay for that month. The percentage of pay credited is determined based on the participant’s age and years of service. More information on the qualified Pension Plan can be found under the “Benefits” subsection of the CD&A beginning on page 88 of this Proxy Statement.
2025 Non-qualified Deferred Compensation Table
The following table presents a summary of 2025 contributions made under the EDCP, as well as associated 2025 earnings, distributions and year-end balances. Two types of deferrals are represented below: cash and CSX stock deferrals. Cash deferrals include deferred portions of an NEO’s base salary and short-term incentive payments. CSX stock deferrals include deferred portions of compensation payable in the form of CSX common stock.

Name	Executive Contributions Last Fiscal Year(1)	Company Contributions Last Fiscal Year(2)	Aggregate Earnings Last Fiscal Year(3)	Aggregate Distributions Last Fiscal Year	Aggregate Balance Last Fiscal Year-End
Stephen F. Angel	$11,500	$6,708	$505	—	$18,713
Kevin S. Boone	$23,775	$13,869	$37,634	—	$307,637
Michael A. Cory	—	$17,645	$423	—	$18,069
Stephen Fortune	—	$30,210	$1,762	—	$69,927
Diana B. Sorfleet	$14,225	$8,298	$54,716	—	$380,410
Joseph R. Hinrichs	$57,525	$135,615	$49,811	—	$561,413
Sean R. Pelkey	$387,643	$12,163	$189,097	($179,566)	$1,490,291
(1)Executive Contributions in the Last Fiscal Year – The values in this column reflect salary deferred by the NEOs in 2025, under the EDCP. These amounts are also included in the “Salary” column of the “Summary Compensation Table.”
(2)Company Contributions in the Last Fiscal Year – Company contributions in 2025 are also reported in the “All Other Compensation” column of the “Summary Compensation Table.” See footnote 6 to that table for more details.
(3)Aggregate Earnings in the Last Fiscal Year – Earnings on cash deferrals include the total gains and losses credited in 2025 based on participant investment elections.

2026 Proxy Statement	98

Compensation Tables | Potential Payouts Under Change-of-Control Agreements
Potential Payouts Under Change-of-Control
Agreements
Each change-of-control agreement provides that CSX will pay to the NEO the severance benefits described below if, during the employment period (as defined in the change-of-control agreements), CSX terminates the NEO’s employment other than for cause or disability, if the NEO resigns for good reason or upon a constructive termination (as such terms are defined in the change-of-control agreements). An NEO whose employment is terminated without cause or resigns for good reason within three months prior to a change of control is also entitled to the following benefits.
Cash Severance Payment — A lump sum cash severance payment equal to the sum of the following:
▶the NEO’s “annual bonus” based upon the NEO’s target incentive opportunity and the plan’s achievement percentage prorated for the number of days in the calendar year prior to a termination of employment; and
▶3 times the sum of the annual base salary and “target bonus” for Mr. Angel, and 2.99 times the sum of the annual base salary and “target bonus” for all other NEOs.
Medical and Other Benefits — The equivalent of continued medical and life insurance and other health benefits coverage for three years after termination of employment at a level at least as favorable as the benefits provided to the NEO during the Employment Period (or the benefits then generally available to other executives, whichever is more favorable).
Outplacement — Outplacement services at a cost to CSX of $40,000.
The following table presents the severance benefits to which each of the current NEOs would be entitled as of December 31, 2025, under his or her change-of-control agreement upon the hypothetical termination of employment following a change of control. The definitions of “change of control”, “cause”, “disability”, “good reason”, and “constructive termination” are set forth in the change-of-control agreements. No actual payments have been made to any NEO pursuant to the change-of-control agreements. In addition, no hypothetical amounts are included for Messrs. Hinrichs or Pelkey, whose actual termination payments are described below.

Name	Severance ($)(1)	Pro-Rata Bonus Payment ($)(2)	Equity ($)(3)	Welfare Benefit Values ($)(4)	Outplacement ($)(5)	Aggregate Payments ($)
Stephen F. Angel	12,375,000	513,863	6,229,883	5,292	40,000	19,164,038
Kevin S. Boone	4,485,000	568,417	14,033,432	90,147	40,000	19,216,996
Michael A. Cory	4,544,800	575,383	8,234,728	90,147	40,000	13,485,058
Stephen Fortune	4,006,600	507,933	5,813,672	63,794	40,000	10,431,999
Diana B. Sorfleet	3,351,790	402,420	10,623,492	63,794	40,000	14,481,496
(1)Severance – Represents a cash severance payment equal to 3 times the sum of the annual base salary and “target bonus” for Mr. Angel, and 2.99 times the sum of annual base salary and “target bonus” for all other NEOs.
(2)Pro-rata Bonus Payment – Represents the annual bonus that would have been payable based upon the NEO’s Target Incentive Opportunity and the plan’s achievement percentage (76% of target for 2025). Because the hypothetical termination is occurring on the last day of the year, the amount in the table is not prorated.
(3)Equity – Represents the value of outstanding equity awards that would vest in connection with the transaction, including LTIP performance units based on 100% attainment of target levels under the 2023-2025, 2024-2026, and 2025-2027 LTIPs and the closing price of the Company’s common stock on December 31, 2025 (the last trading day of 2025) of $36.25 per share.
(4)Welfare Benefit Values – Estimated values associated with the continuation of medical, prescription, dental, disability, employee life, group life, accidental death, and travel insurance for three years post-termination following a change of control.
(5)Outplacement – Values associated with outplacement services at a cost to CSX of $40,000 for each NEO.

99	2026 Proxy Statement

Compensation Tables | Potential Payouts Under Change-of-Control Agreements
Benefits Provided Following a Change of Control
Each change-of-control agreement provides that, for a period of three years after a change of control (or, if later, 12 months following the final decision by an agency of a regulated business combination) (the “Employment Period”), CSX is required to:
▶Pay the executive an annual base salary that is at least equal to the highest base salary payable to the executive in the 12-month period immediately preceding the Employment Period (although certain reductions in salary that are also applicable to similarly-situated Company executives may be permitted);
▶Provide the executive with an opportunity to earn an annual incentive payment at a minimum, target, and maximum level that is not less favorable than the executive’s opportunity to earn such annual incentives prior to the Employment Period (although certain reductions also applicable to similarly-situated Company executives may be permitted); and
▶Ensure the executive is eligible to participate in incentive, retirement, health, and well-being benefits and to benefit from paid vacation and other policies of CSX and its affiliates, on a basis not less favorable than the benefits generally available to the executive before the Employment Period (or the benefits generally available to other executives at any time after the beginning of the Employment Period, whichever is more favorable).
Other Change-of-Control Benefits
Pursuant to the terms of the Stock Plan, in the event of a termination of employment, by CSX without cause or by the NEO for good reason, in either case, within three years following a change of control:
▶Performance-based equity awards are deemed earned at target levels and cancelled in exchange for a cash payment equal to the fair market value of a share multiplied by the shares subject to the awards at target levels;
▶Restricted stock units and unvested stock options are cancelled in exchange for a cash payment equal to the fair market value of a share, minus the exercise price, if applicable, multiplied by the number of shares subject to the award; and
▶Restricted stock vests in full.
Impact of a Change of Control on Deferred Compensation and Retirement Plan Benefits
In accordance with the terms of the EDCP, distribution of the entire account balance shall be made to participants upon a change of control (as defined in the EDCP). The Special Retirement Plan also contains certain change-of-control provisions.
No Tax Gross-Ups for Excess Parachute Payments
The Company does not provide gross-up payments for excess parachute excise taxes. Rather, the change-of-control agreements provide that the Company will give the best-net-benefit—meaning that, to the extent an NEO would have a higher net after-tax benefit if his or her payments were reduced so as to avoid excise taxes due to an excess parachute payment, the payments will be automatically adjusted downward to prevent an excess parachute payment. No amounts are reduced in any of the tables to give effect to any such reduction.

2026 Proxy Statement	100

Compensation Tables | Potential Payouts Under Change-of-Control Agreements
Post-Employment Compensation – Termination without Cause by the Company or by the Executive for Good Reason (Other than in connection with a Change of Control)
The following table presents the severance benefits to which each of the NEOs would be entitled as of December 31, 2025, under the applicable severance arrangement assuming a termination of employment of the NEO “without cause” by the Company or by the executive for “good reason”. For Messrs. Hinrichs and Pelkey, the amount in the table represents the amounts actually received by such individuals in connection with their separations from employment in September and October 2025, respectively.

Name	Severance ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Other Compensation ($)(5)	Total Compensation Payable ($)
Stephen F. Angel	8,250,000	458,783	66,195	513,863	52,000	9,340,841
Kevin S. Boone	1,500,000	4,669,290	6,489,515	568,417	77,885	13,305,107
Michael A. Cory	1,520,000	5,005,291	52,194	575,383	65,885	7,218,753
Stephen Fortune	1,340,000	3,446,372	245,565	507,933	57,101	5,596,971
Diana B. Sorfleet	1,121,000	3,446,372	5,055,385	402,420	69,101	10,094,278
Joseph R. Hinrichs(1)	8,250,000	13,482,210	175,709	1,481,137	4,275	23,393,331
Sean R. Pelkey(1)	1,470,000	3,189,756	952,093	459,235	77,885	6,148,969
(1)Mr. Hinrichs separated from employment on September 27, 2025 pursuant to an involuntary termination without cause making him eligible for severance benefits under his employment letter dated September 26, 2022. Mr. Pelkey separated from employment on October 29, 2025 pursuant to an involuntary termination without cause making him eligible for severance benefits under the Company’s executive severance plan.
(2)Severance – Per his employment letter, Mr. Angel would receive two times his annual salary plus two times his target annual bonus, paid in a lump sum. All other current NEOs would (and Mr. Pelkey did) receive one times their base salary plus one times their target annual bonus, as determined by the executive severance plan established in September 2022 and amended and restated in July 2023. All severance payments made under the executive severance plan are paid out in installments over 12 months. Per his employment letter, Mr. Hinrichs received two times his annual salary plus two times target annual bonus, paid in a lump sum.
(3)Stock and Option Awards – This includes a prorated amount of all outstanding equity awards as of December 31, 2025. However, all equity would be settled according to each grant’s original vesting schedule. All performance unit calculations in the table assume a target performance; however, actual vesting would be based on Company performance. All equity awards have been valued using the closing stock price on December 31, 2025 (the last trading day of 2025) of $36.25. The option awards have been calculated using the difference between the respective grant’s exercise price and the closing stock price on December 31, 2025, multiplied by the prorated number of options held by the NEO. Mr. Hinrichs’ prorated awards are valued using the closing stock price on September 26, 2025 (his last day of employment) of $34.01, and Mr. Pelkey’s prorated awards are valued using the closing stock price on October 28, 2025 (his last day of employment) of $35.68. The prorated stock options would remain outstanding until the end of their originally scheduled term.
(4)Non-Equity Incentive Plan Compensation – Represents the annual bonus that would have been payable based upon the NEO’s Target Incentive Opportunity and the plan’s achievement percentage (76% of target for 2025, as described above). Because the hypothetical termination is occurring on the last day of the year, the amount in the table is not prorated (other than for Messrs. Hinrichs and Pelkey, whose amounts are prorated based on their actual termination date).
(5)Other Compensation – Each NEO would be eligible to receive outplacement and financial planning services of $40,000 and $12,000, respectively. In addition, each also has the option to continue their medical and dental benefits if they elected to receive their severance as monthly installments over the period their monthly severance payments are made. The amount for Mr. Hinrichs represents the cost of COBRA premiums for his continued participation in the Company’s medical and dental plans from October through December 2025.

101	2026 Proxy Statement

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the Company is providing the following information about the ratio of the annual total compensation of CSX’s median employee and the annual total compensation of Mr. Angel. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2025, the last completed fiscal year:

▶The annual total compensation of the individual identified as the Company’s median employee, other than the CEO, was $122,362. This represents a decrease of $1,573 or 1% compared to 2024.
▶The annual total compensation of the CEO was $14,938,149.
▶Based on this information, the ratio for 2025 of the annual total compensation of Mr. Angel to the annual total compensation of the median employee was 123 to 1.
The Company identified a new median employee as of year-end 2025. To identify the median employee, as well as to determine the annual total compensation of Mr. Angel, the following analysis occurred:
1.As of December 31, 2025, the Company’s employee population consisted of more than 24,000 employees.
2.The median employee was identified by using 2025 Medicare Wages for all individuals, excluding Mr. Angel, that were reflected in the Company’s payroll records as reported to the Internal Revenue Service on Forms W-2 for 2025.
3.All employees who were full-time, part-time, or seasonal, including management and union, as well as furloughed employees who received any wages within the calendar year, were included in the analysis. Employees from the Company’s consolidated subsidiaries were also included. In accordance with SEC rules, all non-U.S. employees were excluded from the analysis. As of December 31, 2025, we employed 41 non-U.S. employees, all in Canada, which represented less than 1% of our overall employee population.
4.Annualized compensation was determined for any full or part-time employees who were employed at year-end but did not work for the Company the entire fiscal year, including those who were furloughed for part of the year. No cost of living or other adjustments were made to compensation.
5.The use of Medicare Wages is a consistently applied measure that includes all forms of taxable compensation, which we believe is most representative of the Company’s employee base since there are union and management workforces.
6.Once the median employee was identified, the Company determined the sum of all elements of such employee’s compensation for 2025, in accordance with Item 402(c)(2)(x) of Regulation S-K, which resulted in annual total compensation of $122,362. The difference between such employee’s base salary, wages, and overtime pay ($98,494) and the employee’s total annual compensation ($122,362) was the value of the health care benefits for the employee and eligible dependents, which was $23,868.
7.For the purpose of determining the annual total compensation of $14,938,149 for Mr. Angel, we elected to use his annualized compensation. He was hired on September 28, 2025 and serving as our CEO on December 31, 2025.

2026 Proxy Statement	102

The following table sets forth the compensation for our Principal Executive Officer (the “PEO”) and the average compensation for our other NEOs, both as reported in the “Summary Compensation Table” and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of 2025, 2024, 2023, 2022, and 2021. The table also provides information on our cumulative total shareholder return (“TSR”), TSR for our peer group, Net Income and Economic Profit.

Year (a)	Summary Compensation Table Total for Current PEO(1) (b)	Compensation Actually Paid to Current PEO(2) (c)	Summary Compensation Table Total for Former PEO 1(1) (b1)	Compensation Actually Paid to Former PEO 1(2) (c1)	Summary Compensation Table Total for Former PEO 2(1) (b1)	Compensation Actually Paid to Former PEO 2(2) (c1)	Average Summary Compensation Table Total for Non-PEO NEOs(1) (d)	Average Compensation Actually Paid to Non-PEO NEOs(2) (e)	Value of Initial Fixed $100 Investment Based On:		Net Income(4) (in Millions) (h)	Economic Profit(5) (in Millions) (i)
									Total Share holder Return (f)	Peer Group Total Share holder Return(3) (g)
2025	$11,711,611	$12,431,757	$23,696,453	$15,790,960	N/A	N/A	$4,583,430	$4,788,333	$128	$190	$2,889	$1,621
2024	N/A	N/A	$15,350,651	$11,276,787	N/A	N/A	$4,282,380	$3,295,035	$112	$159	$3,470	$2,341
2023	N/A	N/A	$14,074,235	$15,733,686	N/A	N/A	$4,114,993	$4,663,286	$119	$135	$3,668	$2,577
2022	N/A	N/A	$8,348,517	$9,301,674	$19,536,434	$9,694,786	$4,856,562	$3,422,243	$105	$114	$4,114	$2,890
2021	N/A	N/A	N/A	N/A	$20,006,806	$32,556,244	$4,076,812	$6,737,795	$126	$121	$3,730	$2,414
(1)This table reflects the amounts reported in the “Summary Compensation Table” for Stephen F. Angel, our current PEO, Joseph R. Hinrichs, our former PEO 1, and James M. Foote, our former PEO 2, for each of the years listed. The non-PEO NEOs for whom the average compensation is presented in this table are: (i) for fiscal 2025, Messrs. Boone, Cory, Fortune, and Pelkey and Ms. Sorfleet; (ii) for fiscal 2024, Messrs. Pelkey, Boone, Cory, and Fortune; (iii) for fiscal 2023, Messrs. Pelkey, Boone, Fortune, and Goldman; (iv) for fiscal 2022, Messrs. Pelkey, Boone, Boychuk, and Fortune; and (v) for fiscal 2021, Messrs. Pelkey, Boone, Boychuk, Goldman, and Wallace and Ms. Sorfleet.
(2)Compensation “actually paid” for the current PEO and average compensation “actually paid” for the non-PEO NEOs in 2025 reflect the respective amounts set forth in columns (b) and (d), adjusted as follows in the table below, as determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our other NEOs during the applicable year.

	Calculation for Current PEO	Calculation for Average of Non-PEO NEOs
Calculation of Compensation “Actually Paid”	Year 2025 ($)	Year 2025 ($)
Summary Compensation Table Total	11,711,611	4,583,430
Less Stock and Option Award Values Reported in Summary Compensation Table for the Covered Year	(10,633,407)	(2,746,394)
Plus Fair Value for Awards Granted in the Covered Year	11,353,553	2,617,435
Change in Fair Value of Awards from Prior Years that Vested in the Covered Year	—	66,710
Change in Fair Value of Outstanding Unvested Awards from Prior Years	—	314,622
Less Fair Value of Awards Forfeited during the Covered Year	—	—
Plus Fair Value of Incremental Dividends of Earnings Paid on Stock Awards	—	—
Less Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	—	(91,813)
Plus Aggregate Service Cost and Prior Service Cost for Pension Plans	—	44,343
Compensation “Actually Paid”	12,431,757	4,788,333
Fair values set forth in the table above are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting date.

103	2026 Proxy Statement

Pay Versus Performance
(3)Peer Group Total Shareholder Return is based on the S&P 500 Industrials Index, which is a peer group disclosed in the CD&A section of this Proxy Statement used by CSX to help determine executive pay.
(4)Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s 2025 and 2024 Annual Reports on Form 10-K, for each of the years ended December 31, 2025, 2024, 2023, and 2022. For the year ended December 31, 2021, see footnote 4 to the “Pay Versus Performance” table in the Company’s 2025 Proxy Statement.
(5)We determined Economic Profit (CSX Cash Earnings or CCE) to be the “most important” financial performance measure used to link performance to “Compensation Actually Paid” to our PEO and other NEOs in fiscal year 2025, in accordance with Item 402(v) of Regulation S-K. Economic Profit is a non-GAAP measure designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in profitable growth projects. As we previously explained, Economic Profit is calculated as gross cash earnings minus the capital charge on gross operating assets. See the Company’s 2025 and 2024 Annual Reports on Form 10-K for reconciliation to the corresponding GAAP amounts for the years ended December 31 2025, 2024, and 2023. See footnote 5 to the “Pay Versus Performance” table in the Company’s 2025 Proxy Statement for reconciliation to the corresponding GAAP amounts for the years ended December 31 2022 and 2021.

2026 Proxy Statement	104

Pay Versus Performance | CEO Pay-for-Performance Alignment
CEO Pay-for-Performance Alignment
The following chart sets forth the relationship between “Compensation Actually Paid” to our PEO, the average of “Compensation Actually Paid” to our other NEOs, the Company’s cumulative TSR and the peer group’s cumulative TSR over the five-year period from 2021 through 2025. The peer group TSR is based on the S&P 500 Industrials Index.

PEO AND AVERAGE NEO COMPENSATION ACTUALLY PAID VERSUS COMPANY TSR, 2021-2025

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Compensation Actually Paid ("CAP") ($000s)
$200
$180
$160
$140
$120
$100
$80
Total Shareholder Return (TSR) Value of Initial Fixed $100 Investment
$190
$159
$135
$114
$121
$128
$112
$119
$105
$126
$12,431
$15,791
$4,788
$11,277
$3,295
$15,734
$4,663
$9,302
$3,422
$9,695
$6,738
$32,556
2025
2024
2023
2022
2021
Fiscal Year
Compensation Actually Paid to current PEO
Compensation Actually Paid to former PEO 1
Average Compensation Actually Paid to Non-PEO NEOs
Compensation Actually Paid to former PEO 2
Company Total Shareholder Return
Peer Group Total Shareholder Return

105	2026 Proxy Statement

Pay Versus Performance | CEO Pay-for-Performance Alignment
The following chart sets forth the relationship between “Compensation Actually Paid” to our PEO, the average of “Compensation Actually Paid” to our other NEOs and our net income during fiscal years 2021 through 2025.

PEO AND AVERAGE NEO COMPENSATION ACTUALLY PAID VERSUS COMPANY NET INCOME, 2021-2025

Compensation Actually Paid ("CAP") ($000s)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Net Income ($MM)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$12,431
$15,791
$4,788
$2,889
$11,277
$3,470
$3,295
$15,734
$3,668
$4,663
$9,302
$3,422
$4,114
$9,695
$6,738
$32,556
$3,730
2025
2024
2023
2022
2021
Fiscal Year
Compensation Actually Paid to current PEO
Compensation Actually Paid to former PEO 1
Average Compensation Actually Paid to Non-PEO NEOs
Compensation Actually Paid to former PEO 2
Net Income

2026 Proxy Statement	106

Pay Versus Performance | CEO Pay-for-Performance Alignment
The following chart sets forth the relationship between “Compensation Actually Paid” to our PEO, the average of “Compensation Actually Paid” to our other NEOs and Economic Profit (CSX Cash Earnings or CCE) during fiscal years 2021 through 2025.

PEO AND AVERAGE NEO COMPENSATION ACTUALLY PAID VERSUS ECONOMIC PROFIT, 2021-2025

Compensation Actually Paid ("CAP") ($000s)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$50,00
$0
Economic Profit ($MM)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$12,431
$15,791
$4,788
$1,621
$11,277
$3,295
$2,341
$15,734
$4,663
$2,577
$9,302
$3,422
$9,695
$2,890
$6,738
$32,556
$2,414
2025
2024
2023
2022
2021
Fiscal Year
Compensation Actually Paid to current PEO
Compensation Actually Paid to former PEO 1
Average Compensation Actually Paid to Non-PEO NEOs
Compensation Actually Paid to former PEO 2
Economic Profit

107	2026 Proxy Statement

Pay Versus Performance | CEO Pay-for-Performance Alignment
Fiscal 2025 Tabular List of Most Important Financial Performance Measures
While Economic Profit is shown in the pay-versus-performance table above, the following seven (plus two supplemental, as noted below) performance measures are all important and key to the Company’s success. These measures are included in the short and long-term incentive plans to ensure alignment between the goals of the NEOs to the business strategies. The measures in this table are not ranked.

Most Important Performance Measures	Importance to the Company

Average Annual Operating Income Growth Rate	▶Measures the average increase in operating income for each year of the LTIP cycle ▶Aligns with the Company’s objective of profitable growth

Economic Profit
▶Measures the Company’s ability to grow operating income while remaining focused on cost control and asset utilization
▶Encourages investments in growth projects that earn more than an expected rate of return

Relative Total Shareholder Return (rTSR)	▶Designed to appropriately align NEO payouts with share price performance relative to a transportation-related peer group

Operating Income	▶Used to gauge the general health of the Company and to quantify operating profit margin ▶Aligns with the Company’s objective of profitable growth

Operating Margin	▶Key indicator of the Company’s efficiency ▶Encourages the Company to deliver results that grow the business while optimizing assets

Initiative-based Revenue Growth	▶Measures the Company’s ability to gain additional business on the CSX network through growth with new and existing customers ▶Directly supports profitable growth by driving operating income

Safety
▶Reinforces the critical importance on ensuring employees’ personal safety and the safety of fellow railroaders and upholding our commitment to protect customers’ freight and the communities in which we operate

Trip Plan Compliance (supplemental)	▶Ensures the Company successfully executes the service plan for customers’ shipments based on our commitments ▶Focuses on reliable and accurate service for customers

Fuel Efficiency (supplemental)	▶Indicates the Company’s fuel productivity over the distance traveled ▶Supports environmental stewardship by reducing carbon emissions

2026 Proxy Statement	108

The following table sets forth information about the Company’s equity compensation plans as of December 31, 2025.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (in Thousands)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (in Thousands)(1)
Equity compensation plans approved by security holders	9,729	$29.26	39,113
Equity compensation plans not approved by security holders	0	0	0
TOTAL	9,729	$29.26	39,113
(1)The number of shares remaining available for future issuance under plans approved by shareholders includes 33,332,176 shares available for grant in the form of stock options, performance units, restricted stock, restricted stock units, stock appreciation rights, and stock awards pursuant to the Stock Plan, as well as 5,781,541 shares available for issuance pursuant to the ESPP.

109	2026 Proxy Statement

Security Ownership of Management and Certain Beneficial Owners
The following table sets forth, as of March 1, 2026, the beneficial ownership of CSX common stock by each director, director nominee, and NEO, and the directors and current executive officers of the Company as a group. The business address of each of the Company’s directors and executive officers is CSX Corporation, 500 Water Street, Jacksonville, Florida 32202.

Name of Beneficial Owner(1)	Amount of Beneficial Ownership	Shares for which Beneficial Ownership can be Acquired within 60 Days	Total Beneficial Ownership	Percent of Class(2)
Stephen F. Angel	123,305	0	123,305	*
Ann D. Begeman	11,743	0	11,743	*
Thomas P. Bostick	32,047	0	32,407	*
Anne H. Chow	10,260	0	10,260	*
Steven T. Halverson	336,160	0	336,160	*
Paul C. Hilal(3)	1,476,837	0	1,476,837	*
David M. Moffett	70,568	0	70,568	*
Linda H. Riefler	82,069	0	82,069	*
Suzanne M. Vautrinot	39,702	0	39,702	*
James L. Wainscott	41,272	0	41,272	*
J. Steven Whisler	221,329	0	221,329	*
John J. Zillmer	369,564	0	369,564	*
Kevin S. Boone(4)	211,875	707,997	919,872	*
Michael A. Cory	95,991	36,298	132,289	*
Stephen Fortune	87,772	89,235	177,007	*
Diana B. Sorfleet	153,725	474,138	627,863	*
Joseph R. Hinrichs	185,568	0	185,568	*
Sean R. Pelkey	110,425	252,931	363,356	*
All directors and current executive officers as a group (total of 20)	4,058,948	1,453,948	5,512,003	*
(1)Except as otherwise noted, the persons listed have sole voting power as to all shares reported, including shares held in trust under certain deferred compensation plans, and also have investment power except with respect to certain shares held in trust under deferred compensation plans, investment of which is governed by the terms of the trust.
(2)Based on 1,860,734,684 outstanding shares on March 1, 2026. An asterisk (*) indicates that ownership is less than 1% of class.
(3)By virtue of ultimately controlling various entities that hold shares of common stock in the Company, Mr. Hilal may be deemed to have the power to vote or direct the vote of the shares held by those entities.
(4)Includes 1,500 shares held in an IRA account as to which Mr. Boone’s spouse has sole voting power.
The following table sets forth information regarding the beneficial ownership of CSX common stock as of March 1, 2026 for each person known to us to be the beneficial owner of more than 5% of the outstanding shares of CSX common stock.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
The Vanguard Group(1) 100 Vanguard Blvd., Malvern, PA 19355	174,948,647	8.85%
BlackRock, Inc.(2) 55 East 52nd Street, New York, NY 10055	142,632,196	7.2%
JPMorgan Chase & Co.(3) 383 Madison Avenue, New York, NY 10179	106,679,163	5.5%
(1)As disclosed in its Schedule 13G/A filed on February 13, 2024.
(2)As disclosed in its Schedule 13G/A filed on January 26, 2024.
(3)As disclosed in its Schedule 13G filed on February 12, 2025.

2026 Proxy Statement	110

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons owning more than 10% of CSX common stock, to file certain reports of ownership and changes in ownership with the SEC. Based solely on our review of the copies of Forms 3, 4, and 5, and amendments thereto received by us, the Company believes that all reports required to be filed under Section 16(a) were made on a timely basis with respect to transactions that occurred during fiscal year 2025.

111	2026 Proxy Statement

Notice of Electronic Availability of Proxy Materials
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 12, 2026. This Proxy Statement and the 2025 Annual Report are available at www.proxyvote.com.
As permitted by rules adopted by the SEC, we are making our proxy materials available to our shareholders electronically via the Internet. We have mailed many of our shareholders a Notice containing instructions on how to access this Proxy Statement and the 2025 Annual Report, and how to vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all the important information contained in the Proxy Statement and the 2025 Annual Report. The Notice also instructs you on how you may submit your voting instructions. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.
Annual Report on Form 10-K
The 2025 Annual Report (without exhibits) is available on www.csx.com. The 2025 Annual Report (with exhibits) is also available on the website maintained by the SEC (www.sec.gov). The information on or accessible through our website is not part of this Proxy Statement. You may submit a request for a printed version of the 2025 Annual Report in one of the following manners:
▶send your request by mail to CSX Corporation, Shareholder Relations, 500 Water Street, Jacksonville, Florida 32202; or
▶call CSX Shareholder Relations at (904) 359-3256.
March 30, 2026
By Order of the Board of Directors
MICHAEL S. BURNS
Senior Vice President – Chief Legal Officer and Corporate Secretary

2026 Proxy Statement	112

Additional Information
Other Matters
Except as described below, management and the Board of Directors are not aware of any matters that may properly be brought before the Annual Meeting other than the matters referred to in the Notice of the Annual Meeting and this Proxy Statement. If any other matters are properly brought before the Annual Meeting, or any adjournment thereof, the persons appointed in the accompanying proxy will vote the shares represented thereby in accordance with their best judgment.
Householding of Proxy Materials
The SEC’s rules permit companies and intermediaries (e.g., brokers, banks, and other nominees) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as householding, potentially means extra convenience for security holders and cost savings for companies.
As in prior years, a number of brokers with account holders who are CSX shareholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to CSX shareholders, a single copy of the proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. Shareholders who participate in householding continue to receive separate proxy cards, voting instructions, or notices of availability, as applicable, which will allow each individual to vote independently.
If you are a registered shareholder currently participating in householding and wish to receive a separate copy of the proxy materials, or if you would like to opt out of householding for future deliveries of your annual proxy materials, please contact us at CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202, or by telephone at (904) 359-3256. If a separate copy of this Proxy Statement and the 20245 Annual Report is requested for the Annual Meeting, it will be mailed promptly following receipt of the request.
A street name shareholder who received a copy of the proxy materials at a shared address may also request a separate copy of the Proxy Statement and the 2025 Annual Report by contacting us at CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202, or by telephone at (904) 359-3256.
Street name shareholders sharing an address who received multiple copies of the proxy materials and wish to receive a single copy of these materials in the future should contact their broker, bank, or other nominee to make this request. If you would like to opt out of householding for future deliveries of your proxy materials, please contact your broker, bank, or other nominee.
Note about the CSX Website, Sustainability Reports, and Forward-Looking Statements
Web addresses to the CSX website throughout this document are provided for convenience only. Please note that information on or accessible through the CSX website is not part of, or incorporated by reference into, this Proxy Statement. The Sustainability Reports mentioned in this Proxy Statement, or any other information from the CSX website, are not part of, or incorporated by reference into, this Proxy Statement. Some of the statements on our website and these reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, and provide aspirational goals that are not intended to be promises or guarantees. Inclusion of metrics or other information in such statements or reports is not intended to imply that such information is material to CSX. The statements and reports may also change at any time and we undertake no obligation to update them, except as required by law.
This Proxy Statement contains forward-looking statements. Generally, any statement contained in this Proxy Statement not based upon historical fact is a forward-looking statement. The use of forward-looking or conditional words such as “believe,” “continue,” “estimate,” “intend,” “may,” “will,” “should”, “anticipate,” “expect,” “plan,” “remain,” “confident”, and “commit” or similar expressions are intended to identify forward-looking statements. In particular, statements regarding our plans, strategies, objectives, and expectations regarding our business and operating performance, as well as sustainability initiatives and similar commitments, are forward-looking statements. They reflect expectations, are not guarantees of results, and speak only as of the date of this Proxy Statement. Factors that may cause actual results to differ materially from those contemplated by any forward-looking statements include, among others, those that are described in our 2025 Annual Report on Form 10-K and elsewhere in our filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Caution should be taken not to place undue reliance on any such forward-looking statements.

113	2026 Proxy Statement

Q: What is the purpose of the Annual Meeting?
A:    At the Annual Meeting, shareholders will act upon the matters outlined in the “Notice of 2026 Virtual Annual Meeting of Shareholders” above, including the election of the 12 director nominees named in this Proxy Statement, the ratification of the appointment of EY as the Independent Registered Public Accounting Firm of CSX for 2026, and the consideration of an advisory (non-binding) vote on compensation for our NEOs.
Q: How can I participate in the Annual Meeting?
A:    This year, CSX will host our virtual Annual Meeting at 10:00 a.m. (EDT) on Tuesday, May 12, 2026. There will be no physical location for shareholders to attend. Shareholders may participate online at www.virtualshareholdermeeting.com/CSX2026. The Annual Meeting will begin promptly at 10:00 a.m. (EDT). We encourage you to access the Annual Meeting prior to the start time. Online access will be available beginning at 9:45 a.m. (EDT).
To participate in the Annual Meeting, including voting your shares electronically and submitting questions during the Annual Meeting, you will need the 16-digit control number included on your proxy card or on your voting instruction form, or on your Notice. Even if you plan to participate in the Annual Meeting, we recommend that you vote by proxy prior to the Annual Meeting so that your vote will be counted if you later decide not to participate in the Annual Meeting.
The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting.
Q: How can I submit a question?
A:    If you would like to submit a question, you may do so before or during the Annual Meeting.

If you would like to submit your question 48 hours before the start of the meeting:	If you would like to submit your question during the Annual Meeting:
1.You may log in to www.proxyvote.com and enter your 16-digit control number. 2.Once past the login screen, click on “Question for Management.” 3.Type in your question. 4.Click “Submit.”	1.You may log in to the virtual meeting website at www.virtualshareholdermeeting.com/CSX2026 using your 16-digit control number. 2.Type your question into the “Ask a Question” field. 3.Click “Submit.”

We do not place restrictions on the type or form of questions that may be asked; however, we reserve the right to edit or reject redundant questions or questions that we deem profane or otherwise inappropriate. We also refrain from providing material non-public information in our responses. During the live Q&A session of the Annual Meeting, we will answer questions as they come in and address those asked in advance, as time permits. Shareholders will be limited to one question each unless time otherwise permits.

2026 Proxy Statement	114

Annual Meeting Questions & Answers
Q: What is the benefit of a virtual meeting?
A:    The Board of Directors believes that a virtual meeting format will provide the opportunity for full and equal participation by all shareholders, from any location around the world, while substantially reducing the costs associated with hosting an in-person meeting.
In order to encourage shareholder participation and transparency, CSX will:
▶provide shareholders with the ability to submit appropriate questions in advance of the Annual Meeting to ensure thoughtful responses from management and the Board;
▶provide shareholders with the ability to submit appropriate questions in real time during the Annual Meeting through the virtual meeting website;
▶provide management with the ability to answer as many questions as possible in accordance with the meeting rules of conduct in the time allotted without discrimination; and
▶publish all appropriate questions submitted in accordance with the Annual Meeting rules of conduct with answers following the Annual Meeting, including those not addressed directly during the Annual Meeting.
CSX believes that our virtual meeting will afford a greater number of our shareholders the opportunity to participate in the Annual Meeting while still providing participants the same rights they would have had at an in-person meeting and substantially reducing the time and expense associated with holding an in-person meeting.
Q: What if I have technical difficulties or trouble accessing the virtual meeting?
A:    We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting login page or at www.proxyvote.com. Technical support will be available starting at 9:00 a.m. EDT on May 12, 2026.
Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
A:    In accordance with rules adopted by the SEC, we may furnish proxy materials, including this Proxy Statement and our 2025 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless requested. Instead, the Notice, which was mailed to most of our shareholders, instructs you as to how you may access and review all the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.
Q: How do I get electronic access to the proxy materials?
A:    The Notice provides you with instructions on how to:
▶view CSX’s proxy materials for the Annual Meeting on the Internet; and
▶instruct CSX to send future proxy materials to you electronically by email.
Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of the printing and mailing of these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until terminated.
Q: Who is soliciting my vote?
A:    Our Board of Directors is soliciting your vote on the matters being submitted for shareholder approval at the Annual Meeting. The Company will pay the costs of preparing proxy materials and soliciting proxies, including the reimbursement, upon request, of trustees, brokerage firms, banks, and other nominee record holders for the reasonable expenses they incur to forward proxy materials to beneficial owners. In addition to using mail, proxies may be solicited in person, by telephone, or by electronic communication by officers and employees of the Company acting without special compensation.
The Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies for a fee of approximately $16,000, plus reimbursement expenses.
Q: Who is entitled to vote?
A:    Only shareholders of record at the close of business on March 13, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof, unless a new record date is set in connection with any such adjournments or postponements. On March 13, 2026, there were issued and outstanding 1,859,992,927 shares of CSX common stock, the only outstanding class of voting securities of the Company.

115	2026 Proxy Statement

Annual Meeting Questions & Answers
Q: How many votes do I have?
A:    You will have one vote for every share of CSX common stock you owned at the close of business on the Record Date.
Q: How many shares must be present to hold the Annual Meeting?
A:    The Company’s bylaws provide that the holders of a majority of the votes entitled to be cast on any matter, present in person or represented by proxy, constitutes a quorum as to that matter at any meeting of shareholders. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for the transaction of all business. Abstentions and shares held of record by a broker, bank, or other nominee that are voted on any matter are included in determining the number of shares present.
Your vote is important and we urge you to vote by proxy even if you plan to participate in the Annual Meeting.
Q: What are the vote requirements for each proposal?
A:    Election of Directors. In an uncontested election, a director is elected by a majority of votes cast for his or her election by the shares entitled to vote at a meeting at which a quorum is present. In accordance with the Company’s Corporate Governance Guidelines, in an uncontested election, any incumbent director nominated for re-election as a director who is not re-elected in accordance with the Company’s bylaws is required to promptly tender his or her resignation for consideration following certification of the shareholder vote. The Governance and Sustainability Committee shall consider the resignation offer and recommend to the Board whether to accept or reject it. The Board will act on the Governance and Sustainability Committee’s recommendation within 90 days following certification of the shareholder vote. Thereafter, the Board will promptly disclose its decision whether to accept or reject the director’s resignation offer (and the reasons for rejecting the resignation offer, if applicable) in a press release to be disseminated in the manner that the Company’s press releases typically are distributed.
Other Proposals. The proposal to ratify the appointment of EY as the Company’s Independent Registered Public Accounting Firm for 2025 (Item 2) and the proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s NEOs (Item 3) will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.
Abstentions are not considered votes cast on any proposal and will have no effect on the outcome of the vote for Items 1, 2, or 3. Shares held by a broker, bank, or other nominee for which the beneficial owner has not provided voting instructions cannot be voted by such bank, broker, or other nominee on non-routine matters (“broker non-votes”), as described in greater detail below under “Will my shares be voted if I do not provide voting instructions to my broker?” As a result, “broker non-votes” are not considered votes cast on Items 1 or 3 and will have no effect on the outcome of the vote. Brokers will have discretionary voting power regarding Item 2 in the event that beneficial owners, who own their shares in “street name”, do not provide voting instructions regarding Item 2.
Q: How do I vote?
A:    To vote by proxy, you must do one of the following:

Internet	Telephone	Mail

If you are a shareholder of record, you can vote your shares via the Internet 24 hours a day by following the instructions on your proxy card or in the Notice. The website address for Internet voting is indicated on your proxy card or in the Notice.
If you are a beneficial owner, or you hold your shares in “street name” (that is, through a bank, broker, or other nominee), please check your voting instruction form or contact your bank, broker, or nominee to determine whether you will be able to vote via the Internet.

If you are a shareholder of record, you can vote your shares by telephone 24 hours a day by calling 1-800-690-6903 on a touch-tone telephone. Easy-to-follow voice prompts enable you to vote your shares and confirm that your instructions have been properly recorded.
If you are a beneficial owner, or you hold your shares in “street name”, please check your voting instruction form or contact your bank, broker, or nominee to determine whether you will be able to vote by telephone.

If you requested printed proxy materials and choose to vote by mail, complete, sign, date, and return your proxy card in the postage-paid envelope provided if you are a shareholder of record or your voting instruction form if you hold your shares in “street name”.
Please promptly mail your proxy card or voting instruction form to ensure that it is received prior to the Annual Meeting.

To vote during the Annual Meeting, you must visit www.virtualshareholdermeeting.com/CSX2026 at the time of the Annual Meeting and enter the 16-digit control number included on your proxy card, voting instruction form, or on your Notice. Even if you plan to participate in the Annual Meeting, we recommend that you vote by proxy as described above prior to the Annual Meeting so that your vote will be counted if you later decide not to participate in the Annual Meeting.

2026 Proxy Statement	116

Annual Meeting Questions & Answers
Q: Can I change my vote?
A:    Yes. If you are a shareholder of record, you may change your vote or revoke your proxy any time before it is voted by:
▶delivering written notice to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202;
▶timely delivering a later-dated signed proxy card or written revocation; or
▶a later vote via the Internet, by telephone, or by voting at the Annual Meeting using the 16-digit control number included on your proxy card or on your Notice.
If you hold your shares in “street name”, you should follow the instructions provided by your bank, broker, or other nominee if you wish to change or revoke your vote.
Q: Will my shares be voted if I do not provide voting instructions to my broker?
A:    If you hold your shares in “street name” through a bank, broker, or other nominee, the bank, broker, or other nominee is required to vote those shares in accordance with your instructions. If you do not give instructions to the banker, broker, or other nominee, the bank, broker, or other nominee will be entitled to vote your shares with respect to “discretionary” items but will not be permitted to vote your shares with respect to “non-discretionary” items (those shares are treated as “broker non-votes”).
The proposal to ratify the appointment of EY as CSX’s Independent Registered Public Accounting Firm for 2026 is considered a routine matter for which a bank, broker, or other nominee will have discretionary voting power if you do not give instructions with respect to this proposal. The proposals to (i) elect directors and (ii) vote on an advisory (non-binding) resolution on executive compensation are non-routine matters for which a bank, broker, or other nominee will not have discretionary voting power and for which specific instructions from owners who hold their shares in “street name” are required in order for a broker to vote your shares.
Q: What happens if I return my proxy card but do not give voting instructions?
A:    If you are a shareholder of record and sign, date, and return the proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board.
The Board unanimously recommends a vote:
1.FOR the election of the 12 director nominees named in this Proxy Statement;
2.FOR the ratification of the appointment of EY as CSX’s Independent Registered Public Accounting Firm for 2026; and
3.FOR the approval, on an advisory (non-binding) basis, of the compensation of the named executive officers as disclosed in these materials.
Q: What happens if other matters are properly presented at the Annual Meeting?
A:    If any other matters are properly presented for consideration at the Annual Meeting, the persons named as proxies on the enclosed proxy card will have discretion to vote on those matters for you. Management and the Board are not aware of any matters that may properly be brought before the Annual Meeting other than the matters disclosed in this Proxy Statement. If any other matters not disclosed in this Proxy Statement are properly presented at the Annual Meeting for consideration, the persons voting the proxies solicited by the Board for the Annual Meeting will vote them in accordance with their best judgment.
Q: How are votes counted?
A:    Votes are counted by an independent inspector of elections appointed by the Company.
Q: What happens if the Annual Meeting is postponed or adjourned?
A:    Unless a new record date has been fixed, your proxy will still be in effect and may be voted at the reconvened meeting. You will still be able to change your vote or revoke your proxy with respect to any item until the polls have closed for voting on such item.

117	2026 Proxy Statement

Annual Meeting Questions & Answers
Q: What is the deadline for consideration of shareholder proposals for the 2027 Annual Meeting of Shareholders?
A:    Shareholder Proposals for Inclusion in Next Year’s Proxy Statement. A shareholder who wants to submit a proposal pursuant to Rule 14a-8 to be included in the proxy statement for the 2027 Annual Meeting must send the proposal to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida, 32202, so that it is received on or before November 30, 2026, unless the date of the 2027 Annual Meeting is changed by more than 30 days from May 12, 2027, in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials for the 2027 Annual Meeting.
Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access). The Company’s bylaws provide “proxy access” by allowing a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to submit director nominees (up to the greater of two directors or the number of directors representing 20% of the Board) for inclusion in the Company’s proxy statement, subject to the other requirements set forth in the bylaws. To include a director nominee in the Company’s proxy statement for the 2027 Annual Meeting, the proposing shareholder(s) must send notice and the required information to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida, 32202, so that it is received by November 30, 2026.
Other Shareholder Proposals or Director Nominees. A shareholder who wants to nominate a director other than through proxy access or submit a proposal outside of Rule 14a-8 for consideration at the 2027 Annual Meeting, pursuant to the CSX bylaws, must send notice and the required information to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, FL 32202, so that it is received no earlier than the close of business on January 12, 2027, nor later than the close of business on February 11, 2027, unless the date of the 2027 Annual Meeting is more than 30 days before or more than 70 days after May 12, 2027, in which case the nomination or proposal must be received no earlier than the 120th day prior to the date of the 2027 Annual Meeting and no later than the close of business on the later of the 90th day prior to the date of the 2027 Annual Meeting or the 10th day following the day on which the Company first publicly announces the date of the 2027 Annual Meeting.
Q: Does the Board consider director nominees recommended by shareholders?
A:    Yes. The Governance and Sustainability Committee of the Board will review recommendations as to possible nominees received from shareholders and other qualified sources. The Governance and Sustainability Committee will evaluate these recommendations about nominees using the same criteria it uses for other director nominees. Shareholder recommendations should be submitted in writing addressed to the Chair of the Governance and Sustainability Committee, CSX Corporation, 500 Water Street, C160, Jacksonville, Florida 32202, and should include a statement about the qualifications and experience of the proposed nominee.
Shareholders who wish to nominate a director instead should do so in accordance with the nomination provisions of the Company’s bylaws. A shareholder nomination for the 2027 Annual Meeting must be delivered to the Company within the time periods described above and set forth in the Company’s bylaws.

2026 Proxy Statement	118

CSX

CSX CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 11, 2026. Follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CSX2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 11, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84058-P44745 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CSX CORPORATION

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Stephen F. Angel	☐	☐	☐
1b. Ann D. Begeman	☐	☐	☐
1c. Thomas P. Bostick	☐	☐	☐
1d. Anne H. Chow	☐	☐	☐
1e. Steven T. Halverson	☐	☐	☐
1f. Paul C. Hilal	☐	☐	☐
1g. David M. Moffett	☐	☐	☐
1h. Linda H. Riefler	☐	☐	☐
1i. Suzanne M. Vautrinot	☐	☐	☐
1j. James L. Wainscott	☐	☐	☐
1k. J. Steven Whisler	☐	☐	☐
1l. John J. Zillmer	☐	☐	☐

	For	**Against**	**Abstain**
2. The ratification of the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2026.	☐	☐	☐
3. Advisory (non-binding) resolution to approve compensation for the Company's named executive officers.	☐	☐	☐

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V84059-P44745

CSX CORPORATION
This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on May 12, 2026

The undersigned hereby appoints MICHAEL S. BURNS and KACEY D. HEEKIN-LUCHIN, as proxies, with full power of substitution, to act and vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be hosted online at www.virtualshareholdermeeting.com/CSX2026 on May 12, 2026, at 10:00 a.m. (EDT), and at all adjournments or postponements thereof, and authorizes each of them to represent and to vote all stock of the undersigned on the proposals listed on the reverse side of this card as directed and, in their discretion, upon such other matters as may properly come before the meeting, all as more fully described in the Proxy Statement.

The proxy will be voted as directed. If no direction is made, the proxy will be voted: "FOR" Proposals 1, 2 and 3. Your Internet or telephone vote authorizes the named proxy to vote the shares in the same manner as if you marked, signed and returned your proxy card. If you vote your proxy via the Internet or by telephone, please DO NOT mail back this proxy card. Proxies submitted by telephone or the Internet must be received by 11:59 p.m. Eastern Time on Monday, May 11, 2026.

Continued and to be signed on reverse side